UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

BRIGHTHOUSE FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how much it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Notice of 2018 Annual Meeting and Proxy Statement

Brighthouse FINANCIAL™

Brighthouse Financial, Inc.	Notice of Annual Meeting of Stockholders

Notice of Annual

Meeting of Stockholders

On behalf of the Board of Directors, I am honored to

invite you to attend the 2018 Annual Meeting of

Stockholders (the “Annual Meeting”) of Brighthouse

Financial, Inc. (“ Brighthouse”)

Date and Time

Wednesday, May 23, 2018 at 8:30 a.m., Eastern Daylight Time

Location

The Ballantyne Hotel, 10000 Ballantyne Hotel Commons Parkway, Charlotte, North Carolina 28277

Agenda

At the meeting, stockholders will consider and vote on the following matters:

1.	Proposal 1: Election of three (3) Class I Directors for a two-year term ending at the 2020 Annual Meeting of Stockholders;
2.	Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as Brighthouse’s independent registered public accounting firm for fiscal year 2018;
3.	Proposal 3: Advisory vote to approve the compensation paid to Brighthouse’s Named Executive Officers;
4.	Proposal 4: Advisory vote on the frequency of future advisory votes to approve the compensation paid to Brighthouse’s Named Executive Officers;
5.	Proposal 5: Approval of the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan;
6.	Proposal 6: Approval of the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan;
7.	Proposal 7: Approval of the material terms of the performance goals under the Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan; and
8.	Any such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors recommends that you vote “FOR” the election of each of the nominees named in Proposal 1 of this Proxy Statement, “FOR” each of Proposals 2, 3, 5, 6 and 7, and for a frequency of “ONE YEAR” for future advisory votes to approve compensation paid to Brighthouse’s Named Executive Officers in Proposal 4. Information about the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

2018 Proxy Statement  |  i

Notice of Annual Meeting of Stockholders	Brighthouse Financial, Inc.

Voting Your Shares

Stockholders of record holding shares of Brighthouse common stock, par value $0.01 per share (“Shares”), as of the close of business on March 26, 2018 will be entitled to vote at the Annual Meeting.

Internet
Please log on to www.ProxyVote.com and submit a proxy to vote your Shares by 11:59 p.m., Eastern Daylight Time, on Tuesday, May 22, 2018.

Telephone
Please call 1-800-690-6903 until 11:59 p.m., Eastern Daylight Time, on Tuesday, May 22, 2018.

Mail
If you received printed copies of the proxy materials, please complete, sign, date and return your proxy card by mail so that it is received by Brighthouse c/o Broadridge Financial Solutions, Inc. prior to the Annual Meeting.
Solutions, Inc. prior to the Annual Meeting.

In Person
You may attend the Annual Meeting and cast your vote.

Beneficial owners whose Shares are held at a brokerage firm or by a bank or other nominee should follow the voting instructions that they received from the nominee. Participants in retirement and savings plans should refer to the voting instructions in the Proxy Statement under “Voting by Participants in Retirement Plans.”

This notice is being delivered to the holders of Shares as of the close of business on March 26, 2018, the record date fixed by the Board of Directors for the purposes of determining the stockholders of Brighthouse entitled to receive notice of and to vote at the Annual Meeting, and constitutes notice of the Annual Meeting under Delaware law.

By Order of the Board of Directors,

D. Burt Arrington

Corporate Secretary

Charlotte, North Carolina

April 10, 2018

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 23, 2018

The accompanying Proxy Statement, our 2017 Annual Report to Stockholders and directions to the location of the 2018 Annual Meeting of Stockholders are available at http://investor.brighthousefinancial.com by selecting the appropriate link under “Financial Information.”

ii  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Proxy Statement

Proxy Statement

The Board of Directors (the “Board” or the “Board of Directors”) of Brighthouse Financial, Inc. (“Brighthouse” or the “Company”) is providing this Proxy Statement in connection with the Annual Meeting of Stockholders to be held on May 23, 2018, at 8:30 a.m., Eastern Daylight Time (the “Annual Meeting”), at The Ballantyne Hotel, 10000 Ballantyne Hotel Commons Parkway, Charlotte, North Carolina 28277, and at any adjournment or postponement thereof. Stockholders holding shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company (“Shares”) as of the close of business on March 26, 2018 (the “Record Date”) are entitled to vote at the Annual Meeting. Proxy materials or a Notice of Internet Availability were first made available, sent or given to the Company’s stockholders on or about April 10, 2018.

2018 Proxy Statement  |  1

Contents	Brighthouse Financial, Inc.

Contents

4	Proxy Summary

12	Proposal 1: Election of three (3) Class I Directors to serve a two-year term ending at the 2020 Annual Meeting of Stockholders
	13	The Board of Directors
	18	Skills Matrix

19	Board and Corporate Governance Practices
	19	Building Our Board of Directors
	21	Board Leadership Structure
	22	Director Independence
	22	Executive Sessions
	22	Stockholder Engagement
	24	Succession Planning and Talent Management
	24	Risk Oversight
	24	Information about Our Board Committees
	30	Board Meetings and Director Attendance
	30	Director Compensation
	32	Codes of Conduct

34	Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as Brighthouse’s independent registered public accounting firm for fiscal year 2018
	36	Audit Committee Report

38	Proposal 3: Advisory vote to approve the compensation paid to Brighthouse’s Named Executive Officers
	39	Compensation Discussion and Analysis
	40	Section 1 – Executive Summary
	40	The Brighthouse Story
	40	Compensation Approach
	40	Fiscal 2017 Compensation Highlights
	42	Section 2 – Features of Our Fiscal 2017 Executive Compensation Program
	42	Key Executive Compensation Practices
	43	Fiscal 2017 Compensation Setting Process
	44	Fiscal 2017 Target Total Compensation Opportunities
	46	Elements of Fiscal 2017 Compensation
	54	Role of the Compensation Committee and Others in Determining Compensation
	55	Section 3 – The Brighthouse Vision and Strategy – Establishing the 2018 Executive Compensation Program
	56	2018 Short-Term Incentive Metrics
	56	2018 Long-Term Incentive Awards
	58	2018 Target Total Compensation Opportunities
	58	Section 4 – Additional Compensation Practices and Policies
	61	Compensation Committee Report

2  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Contents

62	Fiscal 2017 Compensation Tables

72	Proposal 4: Advisory vote on the frequency of future advisory votes to approve the compensation paid to Brighthouse’s Named Executive Officers

73	Proposal 5: Approval of the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

83	Proposal 6: Approval of the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan

87	Proposal 7: Approval of the material terms of the performance goals under the Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan, as amended

89	New Plan Benefits

90	Equity Compensation Plan Information as of December 31, 2017

91	Certain Relationships and Related Person Transactions

107	Security Ownership of Certain Beneficial Owners and Management

109	Section 16(a) Beneficial Ownership Reporting Compliance

110	The Annual Meeting, Voting and Other Information

119	Forward-Looking Statements

120	Appendix 1: Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

142	Appendix 2: Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan

156	Appendix 3: Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan

2018 Proxy Statement  |  3

Proxy Summary	Brighthouse Financial, Inc.

Proxy Summary

This section summarizes important information contained in this Proxy Statement and in our 2017 Annual Report to Stockholders (the “Annual Report”), but does not contain all the information that you should consider when casting your vote. Please review the entire Proxy Statement and Annual Report carefully before voting.

Proposals for Your Vote

Proposal 1. Election of three (3) Class I Directors for a two-year term ending at the 2020 Annual Meeting of Stockholders	Board Recommendation FOR each of the Board’s nominees	Page(s) 12

2. Ratification of the appointment of Deloitte & Touche LLP as Brighthouse’s independent registered public accounting firm for fiscal year 2018	FOR	34

3. Advisory vote to approve the compensation paid to Brighthouse’s Named Executive Officers (the “Say-on-Pay” vote)	FOR	38

4. Advisory vote on frequency of future Say-on-Pay votes	ONE YEAR	72

5. Approval of the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan	FOR	73 - 82

6. Approval of the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan	FOR	83 - 86

7. Approval of the material terms of the performance goals under the Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan	FOR	87 - 88

4  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Proxy Summary

Business and Strategy Highlights

Brighthouse became an independent company on August 4, 2017, the effective date of our separation (the “Separation”) from MetLife, Inc. (“MetLife”) through the distribution of approximately 80.8% of MetLife’s interest in Brighthouse to holders of MetLife common stock (the “Distribution”). We became a publicly-traded company when our Common Stock began “regular-way” trading on The Nasdaq Stock Market LLC (“Nasdaq”) on August 7, 2017.

We are a major provider of annuities and life insurance solutions in the United States. Our mission is to help people achieve financial security. We specialize in products that play an essential role in helping people protect what they’ve earned and ensure it lasts. Our goal is to build a focused and best-in-cost culture that creates value for our customers and our stockholders. We believe that our strategy of offering a targeted set of products to serve our customers and distribution partners, each of which is intended to produce positive statutory distributable cash flows on an accelerated basis compared to our legacy products, will enhance our ability to invest in our business and distribute cash to our stockholders over time. We also believe that our product strategy of offering a more tailored set of new products and the outsourcing of a significant portion of our client administration and service processes is consistent with our focus on reducing our expense structure over time.

Below we describe some of the key events of 2017 and highlights of our strategy and recent performance.

Key Events

March 2017
Launch of Brighthouse brand

June 2017
Established the foundation of our long-term capital structure with a successful inaugural debt offering of $3.0 billion in bonds

August 4, 2017
Completed our separation from MetLife and became an independent company

August 7, 2017
Began “regular-way” trading on the Nasdaq stock exchange (Ticker Symbol: BHF)

2018 Proxy Statement  |  5

Proxy Summary	Brighthouse Financial, Inc.

Business Highlights

•	Increased annuity sales in the fourth quarter of 2017, compared to both the third quarter of 2017 and the fourth quarter of 2016 (see Fig. 1)
•	Successfully transitioned our variable annuity hedging strategy
•	Growth in assets in excess of our Variable Annuity Target Funding Level, which we have set at Conditional Tail Expectation 95 (“CTE95,” defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst five percent of 1,000 capital market scenarios over the life of the contracts) (see Fig. 2)
•	Exited 72 transition services agreements (“TSAs”) with MetLife, in line with our expectations
•	Established a robust risk management framework
•	Executed on our investment strategy

Board Oversight of Our Strategy

The Board annually reviews Brighthouse’s strategy to help ensure that we deliver long-term value to our stockholders. In February 2018, the Board and senior management, including our executive officers, engaged in constructive dialogue and feedback regarding our multi-year strategic and financial plan. The Board also reviewed with management our financial and risk profile under various capital market scenarios. The topics discussed covered key aspects of our business, including:

•	our mission and vision;
•	building our corporate culture with focus on risk management and “best-in-cost” philosophy;
•	the competitive landscape in which we operate;
•	our product and sales growth strategy and plans;
•	our operational model, including our business process outsourcing strategy; and
•	key financial drivers of our financial plan, including capital return and other targets.

Key Elements of Our Strategy

We are focused on executing the key elements of our strategy, namely to:

•	offer a tailored set of annuity and life insurance solutions that are simpler, more transparent and provide value to advisors, clients and our stockholders;
•	sell our products to clients through a broad network of independent distribution partners; and
•	leverage our strong expense management discipline to become a cost-competitive manufacturer over time.

6  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Proxy Summary

Our Board of Directors: Composition, Qualifications and Diversity

The fundamental duty of our Board is to oversee the Company for the benefit of our stockholders. It is essential that the Board be composed of directors (“Directors”) who are qualified to oversee the development and execution by our management of our business strategies. The Board seeks Directors who possess a broad range of skills, expertise and perspectives and who contribute to the ethnic and gender diversity of our Board. The composition of our Board, as reflected in the tables and charts below, demonstrates our commitment to these principles.

Board Composition Summary

Name	Age	Principal Professional Experience	Expiration of Term[1]	Independent	Committee Memberships
Irene Chang Britt	55	Senior Vice President, Campbell Soup Company (Retired)	2019	Yes	• • •	Compensation Nominating and Corporate Governance (Chair) Investment
C. Edward (“Chuck”) Chaplin Chairman of the Board	61	President, Chief Financial Officer and Chief Administrative Officer, MBIA (Retired)	2019	Yes	• • •	Audit Executive Finance and Risk (Chair)
John D. McCallion[2]	44	Executive Vice President and Treasurer, MetLife	2018	No	•	Finance and Risk
Diane E. Offereins[2]	60	Executive Vice President and President - Payments Services, Discover Financial Services	2018	Yes	• • •	Compensation (Chair) Finance and Risk Nominating and Corporate Governance
Patrick J. (“Pat”) Shouvlin[2]	67	Partner, PricewaterhouseCoopers LLP (Retired)	2018	Yes	• • •	Audit (Chair) Executive Investment
Eric T. Steigerwalt	56	President and Chief Executive Officer, Brighthouse	2020	No	•	Executive
William F. (“Bill”) Wallace	70	Managing director and co-head of the Global Insurance Investor Client Practice, J.P. Morgan Chase & Co. (Retired)	2020	Yes	• •	Audit Investment (Chair)
Paul M. Wetzel	58	Chairman of the Global Financial Institutions Group, Deutsche Bank Securities Inc. (Retired)	2019	Yes	• • •	Compensation Finance and Risk Nominating and Corporate Governance

[1]	The Board will be declassified by the 2020 Annual Meeting.
[2]	These Directors are nominated for election during this Annual Meeting.

2018 Proxy Statement  |  7

Proxy Summary	Brighthouse Financial, Inc.

Board Skills and Experience

The Board seeks Directors who possess a broad range of skills, experience, expertise and perspectives that position the Board to effectively oversee Brighthouse’s strategies and risks. Our Directors were carefully selected for their mix of skills and expertise, which align with, and facilitate effective oversight of, Brighthouse’s strategy. Our Directors possess substantive skills and experience in the following key areas, which are relevant to the Board’s oversight of Brighthouse: the financial services and insurance industries; senior management; audit and accounting; information technology and cybersecurity; brand and marketing; public company board service; risk management; investments; and compensation and human resources.

Board Diversity

The Board believes that a diverse board is better able to effectively oversee our management and strategy, and position Brighthouse to deliver long-term value for our stockholders. Our Board considers gender and ethnic diversity as adding to the overall mix of perspectives of our Board as a whole. The following charts present our current Board diversity profile:

Diverse Directors serve in a majority of our Board leadership positions, including as:

•	Chairman of the Board
•	Chair of the Compensation Committee
•	Chair of the Finance and Risk Committee
•	Chair of the Nominating and Corporate Governance Committee

Stockholder Engagement Highlights

Following the Separation, management worked with the Board and the Nominating and Corporate Governance Committee to develop a robust and proactive stockholder engagement program to share our perspectives and solicit feedback on the Company. As part of this program, we contacted 19 stockholders representing approximately 33% of our Shares then outstanding and met with a substantial portion of those we contacted. These discussions largely focused on our Board, corporate governance and executive compensation practices, as well as our business profile, strategy and performance. For additional information about our program, see “Stockholder Engagement.”

8  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Proxy Summary

Corporate Governance Highlights

Brighthouse is committed to good governance practices that protect and promote the long-term value of the Company for our stockholders. The Board regularly reviews our governance practices to ensure they reflect the evolving governance landscape and appropriately support and serve the best interests of the Company and our stockholders.

Independent Oversight	Independent Chairman of the Board
Majority of our Board is independent

Key committees of the Board (each a “Committee” and collectively, the “Committees”) (Audit, Compensation, Nominating and Corporate Governance) are comprised solely of independent directors

Board Effectiveness	Directors possess deep and diverse set of skills and expertise relevant to oversight of our business strategies
Proactive assessment of director skills and commitment to director refreshment to ensure the Board meets the Company’s evolving oversight needs

Robust risk oversight framework to assess and manage risks

Comprehensive annual self-assessment of the Board and Committees

Commitment to Board diversity of perspective, gender and ethnicity

Regular executive sessions of the independent directors

Responsiveness and Accountability	Initiated stockholder engagement program to share our perspectives and solicit feedback
Resignation policy for Directors who do not receive a majority of the votes cast

Development and regular review of succession plans for the Chief Executive Officer (the “CEO”) and other members of senior management

All Directors to be elected annually for one-year terms beginning with 2020 Annual Meeting

2018 Proxy Statement  |  9

Proxy Summary	Brighthouse Financial, Inc.

Executive Compensation Highlights

Executive Compensation Philosophy: 2017 and Onward

Our Compensation Committee and Board established a compensation program rooted in a pay-for-performance philosophy that incents and rewards our named executive officers (each an “NEO”) for achievement of performance metrics that are aligned with key strategic goals. In particular, the compensation paid to our NEOs for the period from the Separation to year-end 2017 (“Fiscal 2017”) was intended primarily to incent them to achieve key objectives related to the Separation and establish Brighthouse as an independent company. The broader objectives of our 2017 compensation program included:

•	Pay-for-performance by tying variable compensation to achievement of Company and individual goals;
•	Aligning executives’ interests with stockholders’ by having a significant portion of our NEOs’ total compensation delivered in the form of stock-based incentives;
•	Avoiding problematic pay practices by incorporating best practices into our compensation program; and
•	Reinforcing strong risk management by avoiding incentives to take excessive risks.

2018 Executive Compensation Program

In designing our executive compensation program for 2018, our first full year as an independent company, the Compensation Committee built on the guiding principles of our 2017 compensation program, including a pay-for-performance philosophy, strong governance practices and aligning interests with those of our stockholders.

The Compensation Committee also considered stockholder feedback, and designed a compensation program that aims to align our NEOs’ compensation opportunities with achievement of the Company’s short- and long-term business goals, as approved by the Board as part of its annual review of the Company’s strategy. For further information regarding our executive compensation program structure for 2018, please see “Compensation Discussion and Analysis – Section 3 – The Brighthouse Vision and Strategy — Establishing the 2018 Executive Compensation Program.”

Key Components of Our 2018 Executive Compensation Program

Base Salary	• Fixed compensation for services during the year
Short-Term Incentive

•  Variable cash award

•  Performance metrics measure our achievement of three equally-weighted key strategic goals:

•  TSA Exits – measures our ability to reduce expenses and operate as a cost- competitive company

•  Annuity Sales – measures our growth and is vital to stability of our business

•  Adjusted Statutory Earnings – measures our ability to pay future distributions and the performance of our hedging program

10  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Proxy Summary

Long-Term Incentive

•  Variable equity awards, in a mix of three equally-weighted elements: Performance Share Units, Nonqualified Stock Options and Restricted Stock Units

•  Performance metrics measure our achievement of two strategic goals over the 2018-2020 performance period

•  Corporate Expense Reduction (60%) - measures reduction in our annualized expenses

•  Capital Return (40%) - measures alignment of our financial and operational goals with long-term stockholder interests

Executive Compensation Governance Practices

We are committed to building a compensation program with strong governance features that reflect best practices in the market and stockholder feedback. The table below provides a summary of our executive compensation governance practices.

What we do

Pay for Performance. A substantial portion of our NEOs’ Target Total Compensation is in the form of variable, at-risk elements that rewards them only if we achieve performance goals that create stockholder value.

Stock Ownership Guidelines. We have established stock ownership and retention guidelines to encourage our NEOs to obtain and maintain significant stock ownership, thereby aligning their interests with those of our stockholders.

Minimum Vesting Requirements. Full value equity awards to our employees are generally subject to minimum vesting periods of one year for awards subject to achievement of performance goals and three years (at a rate of not greater than
1/3rd per year) for awards that vest based solely on continued service.

Stockholder Engagement. Since the Separation, we have actively engaged with our stockholders on various topics, including our executive compensation program. We recognize the importance of our stockholders’ perspectives in the compensation setting process and intend to incorporate their feedback into the design of our compensation programs.

Independent Compensation Consultant. Our Compensation Committee has
retained Semler Brossy Consulting Group (“SBCG”) as its independent compensation consultant to advise on all aspects of our executive compensation program.

What we don’t	Gross-ups on Excise Taxes. We do not provide tax gross-up benefits in connection with a change in control.
Reprice Stock Options. Our equity incentive plans prohibit us from repricing stock options or stock appreciation rights without stockholder approval.

Excessive Perquisites. We provide limited perquisites to our executive officers.

Hedging and Pledging. Our insider trading policy prohibits all employees and Directors from engaging in hedging or pledging transactions.

2018 Proxy Statement  |  11

Proposal 1 - Election of Directors	Brighthouse Financial, Inc.

Proposal 1

Election of three (3) Class I Directors to serve

a two-year term ending at the 2020 Annual

Meeting of Stockholders

The Board has nominated each of our Class I Directors, John D. McCallion, Diane E. Offereins and Patrick J. Shouvlin, for election at the Annual Meeting. The Board believes that each of these nominees has the necessary skills and experience to effectively oversee our business. Each of these nominees currently serves as a Class I Director, and each has consented to being named in this Proxy Statement and agreed to serve if elected.

The Board recommends that you vote FOR the election of each of John D. McCallion, Diane E. Offereins and Patrick J. Shouvlin.

Our Board is currently composed of eight Directors. A biography of each Director, including the Class I Director nominees, and a description of each Director’s skills and qualifications, follow this proposal.

As described in our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), our Board is currently divided into three classes. The term of our Class I Directors currently in office expires at this 2018 Annual Meeting, the term of our Class II Directors expires at the 2019 Annual Meeting, and the term of our Class III Directors expires at the 2020 Annual Meeting. Our Certificate of Incorporation provides for the declassification of our Board by our 2020 Annual Meeting. Beginning with our 2020 Annual Meeting, all director nominees will stand for election for one-year terms that expire at the following annual meeting. The following table describes the schedule for the election of our Directors over the next three annual meetings and the terms they will serve if elected.

Meeting	Directors Standing for Election	Term
2018 Annual Meeting	Class I Directors	Two-year term expiring at 2020 Annual Meeting
2019 Annual Meeting	Class II Directors	One-year term expiring at 2020 Annual Meeting
2020 Annual Meeting and future Annual Meetings	All Directors	One-year term expiring at the following Annual Meeting

Unless otherwise instructed, the proxyholders will vote proxies FOR the nominees of the Board. The Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. However, if any of the Board’s nominees are unable to serve as Director at any point before the Annual Meeting or any adjournment or postponement of the meeting, the Board may reduce the size of the Board or nominate another candidate for election as a Class I Director. If the Board nominates a new candidate, unless otherwise provided, the form of proxy attached to this Proxy Statement permits the proxyholders to use their discretion to vote for that candidate.

12  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Board of Directors

The Board of Directors

Class I - Nominees for Election as Directors for Terms Expiring in 2020

John D. McCallion

Committee memberships: Finance and Risk

Age: 44

Director since: 2016

Professional Experience: Mr. McCallion serves as Executive Vice President and
Treasurer of MetLife and is responsible for the enterprise’s capital and liquidity management. Mr. McCallion previously served in various roles within MetLife, including as Chief Financial Officer of the EMEA (Europe, the Middle East and Africa) region, head of Investor Relations, and Chief Financial Officer of the Investments Department.
From 1996 to 2006, Mr. McCallion worked in the insurance audit practice of
PricewaterhouseCoopers LLP (“PwC”), an international audit, consulting and tax services firm.

Skills and Qualifications: Mr. McCallion is qualified to serve on our Board on the basis of his knowledge of financial management, investments and investor relations, and extensive experience in the insurance industry.

Diane E. Offereins

Independent Director

Committee memberships: Compensation (Chair); Finance and Risk;
Nominating and Corporate Governance

Age: 60

Director since: 2017

Past public company directorships: West Corporation

Professional Experience: Ms. Offereins has served as Executive Vice President and
President - Payments Services for Discover Financial Services (“Discover”), a direct banking and payment services company, since April 2010. She is also a member of the
Discover Executive Committee. Previously, Ms. Offereins served as Executive Vice
President, Payment Services (2008 to 2010) and Executive Vice President and Chief
Information Officer (1998 to 2010) for Discover. Ms. Offereins served on the board of
West Corporation, a telecommunications services provider, from April 2017 until it was taken private in October 2017.

Skills and Qualifications: Ms. Offereins is qualified to serve on our Board on the basis of her financial services industry experience and her information technology and cybersecurity expertise. Ms. Offereins also brings to the Board valuable experience gained as a senior officer of Discover during its spinoff from Morgan Stanley.

2018 Proxy Statement  |  13

Board of Directors	Brighthouse Financial, Inc.

Patrick J. (“Pat”) Shouvlin

Independent Director

Committee memberships: Audit (Chair); Executive; Investment

Age: 67

Director since: 2017

Professional Experience: Mr. Shouvlin retired from PwC in 2012 after 35 years of service. During his career at PwC, Mr. Shouvlin served as the Global Engagement
Partner for several large, global insurance and financial services companies.
Mr. Shouvlin also served in various leadership roles while at PwC, including leading its
U.S. Insurance Group from 1996 to 2003. From 2005 to 2011, Mr. Shouvlin served on
PwC’s U.S. Board of Partners, including service during that time as Chair of the Finance
Committee and a member of the Governance Committee. Since 2015, Mr. Shouvlin has
been Chairman of the Board, Chair of the Governance, Nominations and Remuneration
Committee, and a member of the Investment Committee of L&F Holdings Limited and
L&F Indemnity Limited, PwC’s global reinsurers based in Bermuda. He has served on the Board and as Chair of the Audit Committee of Cunningham Lindsey, a
privately-owned global claims management outsourcing firm, since 2013.

Skills and Qualifications: Mr. Shouvlin is qualified to serve on our Board on the basis of his extensive accounting and auditing experience, along with his deep knowledge of the insurance industry.

14  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Board of Directors

Class II - Continuing Directors Whose Terms Expire in 2019

Irene Chang Britt

Independent Director

Board Committee Memberships: Compensation; Investment; Nominating
and Corporate Governance (Chair)

Age: 55

Director since: 2017

Other public company directorships: Dunkin’ Brands Group, Inc.; Tailored Brands, Inc.

Past public company directorships: TerraVia Holdings, Inc.

Professional Experience: Ms. Chang Britt retired from Campbell Soup Company
(“Campbell”), a food and beverage company, in February 2015. At Campbell, Ms. Chang
Britt served in positions of increasing responsibility, culminating with her service from
August 2012 through February 2015 as President of Pepperidge Farm, a subsidiary of
Campbell, and from March 2012 through February 2015 as Senior Vice President of
Global Baking and Snacking. Ms. Chang Britt joined Campbell in 2005 as General
Manager, Sauces and Beverages, and served in senior positions at multiple brand divisions. She also served as Global Chief Strategy Officer of Campbell from October
2010 to July 2012. Prior to joining Campbell, Ms. Chang Britt served in executive roles at Kraft Foods and Kraft/Nabisco from 1999 to 2005 and Kimberly- Clark from 1986 to
1999. Ms. Chang Britt has served as an independent director of Dunkin’ Brands Group since May 2014, currently serving on the Audit and Nominating and Corporate
Governance (Chair) Committees, and as an independent director of Tailored Brands,
Inc. (formerly Men’s Warehouse, Inc.) since December 2015, currently serving as Chair of the Nominating and Corporate Governance Committee and a member of the Audit
Committee. Ms. Chang Britt previously served as an independent director of TerraVia
Holdings, Inc., a food, nutrition and specialty ingredients company, from March 2016 to
January 2018, and as non-executive chairperson from March 2017.

Skills and Qualifications: Ms. Chang Britt is qualified to serve on our Board on the basis of her brand and marketing expertise, corporate governance expertise, and public company board experience.

2018 Proxy Statement  |  15

Board of Directors	Brighthouse Financial, Inc.

C. Edward (“Chuck”) Chaplin

Independent Director

Chairman of the Board

Board Committee Memberships: Audit; Executive; Finance and Risk (Chair)

Age: 61

Director since: 2017

Other public company directorships: MGIC Investment Corp.

Professional Experience: Mr. Chaplin retired from MBIA, Inc. (“MBIA”), a provider of financial guarantee insurance and the largest municipal bond-only insurer, in January
2017. At MBIA, Mr. Chaplin served as the President, Chief Financial Officer and Chief
Administrative Officer from 2008 through March 2016, after beginning his MBIA tenure as the Chief Financial Officer in 2006. Prior to joining MBIA, Mr. Chaplin had a 23-year career with Prudential Financial, Inc., a global insurance and financial services firm, with positions of increasing responsibility culminating with his service as Senior Vice
President and Treasurer. Mr. Chaplin has been a member of the Board of MGIC
Investment Corp., a publicly-traded provider of private mortgage insurance, since 2014, and serves on its Risk Management and Securities Investment committees.

Skills and Qualifications: Mr. Chaplin is qualified to serve on our Board on the basis of his leadership skills, finance experience, and deep knowledge of the insurance industry.

Paul M. Wetzel

Independent Director

Board Committee Memberships: Compensation; Finance and Risk;
Nominating and Corporate Governance

Age: 58

Director since: 2017

Professional Experience: Mr. Wetzel retired from Deutsche Bank Securities Inc.
(“Deutsche Bank”), a global investment bank providing broker-dealer and investment advisory services, in October 2016. Mr. Wetzel had positions of increasing responsibility at Deutsche Bank and served as the Chairman of the Global Financial
Institutions Group from 2013 until his retirement. He was the Head of the Japan
Investment Banking Coverage and Advisory Group at Deutsche Bank and was based in
Japan from 2011 to 2013. Prior to joining Deutsche Bank, Mr. Wetzel worked at Merrill
Lynch & Co. in investment banking for 17 years, with positions of increasing responsibility and a focus on financial institutions.

Skills and Qualifications: Mr. Wetzel is qualified to serve on our Board on the basis of his extensive experience advising financial services firms and knowledge of investment banking and corporate strategy.

16  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Board of Directors

Class III - Continuing Directors Whose Terms Expire in 2020

Eric T. Steigerwalt

Board Committee Memberships: Executive (Chair)

Age: 56

Director since: 2016

Professional Experience: Mr. Steigerwalt has served as President and CEO of
Brighthouse since August 2016. Previously, Mr. Steigerwalt held various positions at
MetLife from May 1998, including: Executive Vice President, U.S. Retail (September
2012 – August 2017); Executive Vice President and interim Chief Financial Officer
(November 2011 – September 2012); Executive Vice President, Chief Financial Officer
of U.S. Business (January 2010 – November 2011); Senior Vice President and Chief
Financial Officer of U.S. Business (September 2009 – January 2010); Senior Vice
President and Treasurer (May 2007 – September 2009); and Senior Vice President and
Chief Financial Officer of Individual Business (July 2003 – May 2007). Before joining
MetLife, Mr. Steigerwalt was a Vice President of AXA S.A., a financial services and insurance company from May 1993 to May 1998.

Skills and Qualifications: Mr. Steigerwalt is qualified to serve on our Board on the basis of his deep knowledge of our business, extensive experience in the insurance industry, leadership skills, and broad knowledge of corporate strategy, finance and investments.

William F. (“Bill”) Wallace

Independent Director

Board Committee Memberships: Audit; Investment (Chair)

Age: 70

Director since: 2017

Professional Experience: Mr. Wallace retired from J.P. Morgan Chase & Co.
(“J.P. Morgan”), a global financial services firm and banking institution, in March 2017 after 20 years of service. During his career at J.P. Morgan, Mr. Wallace held positions of increasing responsibility and served as managing director and co-head of the Global
Insurance Investor Client Practice from 2009 to 2017. Mr. Wallace served as the
Deputy Managing Director of the Office of Finance of the Federal Home Loan Banks, a
group of government-sponsored banks, from 1995 to 1996, and as a managing director at Morgan Stanley, a global financial services firm and banking institution, from 1980 to 1994.

Skills and Qualifications: Mr. Wallace is qualified to serve on our Board on the basis of his deep knowledge of investments, including asset allocation and risk management, and experience advising insurance companies.

2018 Proxy Statement  |  17

Skills Matrix	Brighthouse Financial, Inc.

Skills Matrix

The Board seeks Directors who possess a broad range of skills, experience, expertise and perspectives that position the Board to effectively oversee Brighthouse’s strategies and risks. The following table presents the areas in which each Director has meaningful and substantive experience, skills or expertise.

	Irene Chang Britt	C. Edward (“Chuck”) Chaplin	John D. McCallion	Diane E. Offereins	Patrick J. (“Pat”) Shouvlin	Eric T. Steigerwalt	William F. (“Bill”) Wallace	Paul M. Wetzel

Senior Management Experience

Financial Services

Insurance

Risk Management

Accounting

Brand and Marketing

Compensation/ Human Resources

Information Technology/ Cybersecurity

Investments

Legal/ Regulatory

Public Company Board Experience

18  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Board and Corporate Governance Practices

Board and Corporate Governance Practices

We believe that effective corporate governance policies and practices help Brighthouse deliver sustainable, long-term value to our stockholders.

These policies and practices are contained in our governance documents, including our Certificate of Incorporation, Amended and Restated Bylaws (the “Bylaws”), Corporate Governance Principles, and Committee charters. This section describes the key features of our Board practices and corporate governance program.

Building Our Board of Directors

Our stockholders rely on our Board to oversee Brighthouse on their behalf. The Board has adopted the following key policies and practices to guide it in building an effective, high-functioning board that is well- equipped to fulfill its duties and responsibilities to our stockholders.

Director Criteria and Nomination Process

•	Board Membership Criteria – The Nominating and Corporate Governance Committee leads the search for, and recommends, candidates to serve on the Board based on their business and professional experience, judgment, diversity, age, skills and background. All candidates must possess high integrity and be able to meet the demands of serving on our Board.

•	Director Qualifications – In seeking qualified director candidates, the Nominating and Corporate Governance Committee, in consultation with the Board, the Chairman of the Board and the CEO, seeks individuals who possess the skills, experience and background appropriate for overseeing the development and execution of Brighthouse’s business strategies. The Board has identified the following qualifications, among others, in considering director candidates:
•	Leadership experience
•	Financial expertise
•	Risk management expertise including in the areas of market, liquidity and cybersecurity risk
•	Gender and ethnic diversity
•	Information technology expertise
•	Experience serving on a public company board

•

Director Independence – At least a majority of the Board consists of “independent” Directors who satisfy the independence standards prescribed by various laws and regulations applicable to the Company, including the Nasdaq listing rules, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder. To determine independence, the Nominating and Corporate Governance Committee and the Board consider the

2018 Proxy Statement  |  19

Board and Corporate Governance Practices	Brighthouse Financial, Inc.

independence requirements under the applicable Nasdaq listing rules, Exchange Act requirements and other factors that contribute to effective oversight and decision-making by the Board. Additionally, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are solely comprised of Independent Directors.

•	Other Directorships – Directors must confirm the absence of, or disclose, any material actual or potential conflict of interest and receive the consent of the Chair of the Nominating and Corporate Governance Committee before accepting an invitation to serve on the board or committee of another organization. To ensure that Directors have requisite time to devote sufficient attention to their duties and responsibilities, the Board believes that: (1) Directors should not serve on more than three other public company boards; (2) Independent Directors who serve as chief executive officer of another public company and also serve on that company’s board of directors should not serve on any additional public company board other than our Board; and (3) members of the Audit Committee should not serve on more than three public company Audit Committees in total without obtaining the Nominating and Corporate Governance Committee and Board’s approval.

•	Director Nomination Process – Nominations for election as a Director at our annual meetings may be made by our Board or any Committee in the Company’s notice of meeting or any supplement thereto, or by a stockholder or stockholders in compliance with the stockholder nomination requirements set forth in the Bylaws. Our Board nominates Director-nominees upon the recommendation of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee and the Board may identify potential nominees through a variety of means, including referrals from current Directors, executive officers and stockholders or recommendations from professional search firms. We did not retain a professional search firm to identify or recruit any of our current Directors. In recommending candidates for nomination by the Board, the Nominating and Corporate Governance Committee takes into consideration the candidate’s skills and qualifications, the Nasdaq listing requirements, the ability of candidates to enhance the diversity of our Board as a whole and any other criteria the Board may establish from time to time. The Nominating and Governance Committee will consider candidates recommended by stockholders. Our stockholders may bring nominations for Director before an annual meeting of our stockholders by following the procedures described in our Bylaws. For more information on how and when to submit a nomination for future meetings, see “Other stockholder proposals and director nominations.”

Board Composition, Refreshment and Ongoing Education

•	Board Diversity – The Board believes that a diverse board is better able to effectively oversee Brighthouse and deliver long-term value for our stockholders. The Board seeks Directors who possess a broad range of skills, experiences, expertise and perspectives and who contribute to the ethnic and gender diversity of our Board.

•	Board Refreshment – As Brighthouse grows and evolves overtime, the Board recognizes that it must refresh itself to address Brighthouse’s strategies and oversight needs. The Board will regularly assess its composition to identify the qualifications and skills that Directors and candidates should possess.

•	Assessing the Board’s Performance – The Board views self-assessment as an important tool for candid evaluation of its composition, performance and proper functioning, as well as an important component of our board refreshment strategy. The Nominating and Corporate Governance Committee will develop and propose to the Board a process for annual self-evaluation of the Board and the Committees and will present the results of the evaluation for discussion by the Board.

20  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Board and Corporate Governance Practices

•	Mandatory Retirement Age–Pursuant to our Corporate Governance Principles, Directors may not stand for election or be appointed to the Board after reaching the age of 72. The Board, in rare circumstances, may approve exceptions to this policy. We have not adopted term limits for our Directors.

•	Director Orientation and Continuing Education–The Board views orientation and continuing education as vital tools for building an effective Board. We provide all new Directors with an orientation program as soon as practicable around the time they join the Board. The orientation consists of presentations by our senior management to familiarize the Directors with our business, operations, financial condition, risk management and governance, as well as Directors’ legal duties and requirements. We also encourage and will provide funding for both new and longer-serving Directors to attend continuing education programs delivered by third parties to develop and enhance their skills and knowledge. We intend to incorporate continuing education into our regular Board and Committee meetings from time to time.

•	Attendance at Meetings–Directors are expected to regularly attend meetings of the Board and the Committees of which they are members, and to spend the time needed outside of meetings to keep themselves informed about Brighthouse’s business and operations.

Board Leadership Structure

The Board has determined that the best leadership structure for Brighthouse at this time is separate chief executive officer and chairman roles, with an independent chairman leading the Board. This structure enhances the Board’s ability to exercise independent oversight of management of Brighthouse on behalf of its stockholders. Furthermore, as a newly independent company, Brighthouse is engaged in establishing and stabilizing itself for the future. During this crucial and transformative period, the duties of the chairman of the Board (the “Chairman”) and the CEO are particularly demanding. Separating these roles allows each to focus on their respective duties.

Our Chairman’s duties and responsibilities focus on promoting sound corporate governance practices, building the Board and fostering a culture of effective oversight on behalf of our stockholders and overseeing management’s development and execution of its business strategies. These duties include the following:

•	promote the highest standards of corporate governance;
•	provide coherent leadership for the Board, through understanding the views of our Directors, stockholders and management;
•	set the agenda for Board meetings with input from the CEO;
•	preside over Board meetings and executive sessions of the Independent Directors (as defined below);
•	promote effective communication and serve as the primary conduit between the Board and the CEO and other members of management;
•	set the tone of Board discussions to promote a Board culture of the highest level of integrity, active engagement, open communication, constructive debate, and effective decision-making;
•	establish close relationship of trust with the CEO, providing support and advice while respecting the executive responsibility of the CEO;
•	with the Chair of the Nominating and Corporate Governance Committee, oversee CEO and management succession planning; and
•	with the Chair of the Nominating and Corporate Governance Committee, lead the Board’s recruitment of Director candidates, oversee development of Director orientation and continuing education programs, review Committee and Committee Chair assignments, and oversee annual evaluations for the Board and its Committees.

2018 Proxy Statement  |  21

Board and Corporate Governance Practices	Brighthouse Financial, Inc.

The Board elected Mr. Chaplin to serve as Chairman on the basis of his independence from management, his experience as president, chief financial officer and chief administrative officer of a major financial services company, experience as a director of a public company, leadership skills and ability to devote the time and effort to effectively oversee Brighthouse.

Mr. Steigerwalt, Brighthouse’s President and CEO, also serves as a Director. Mr. Steigerwalt works closely with the Chairman to help focus the Board on matters of strategic importance for Brighthouse.

The Board believes it is important to retain its flexibility to allocate the responsibilities of the Chairman of the Board in the best interests of the Company and will continue to evaluate the best leadership structure for Brighthouse as it evolves.

Director Independence

Our Board annually considers whether our Directors are independent in accordance with applicable Nasdaq and Exchange Act rules. An “Independent Director” is a Director who the Board has determined (i) is independent of management and free from any material relationship with the Company and its subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company or its subsidiaries) that would interfere with the exercise of the Director’s independent judgment as a member of the Board and (ii) meets the independence standards for directors set forth in the Nasdaq listing standards. Our Board has determined that the following six Directors, out of our eight total Directors, are Independent Directors: Ms. Chang Britt; Mr. Chaplin; Ms. Offereins; Mr. Shouvlin; Mr. Wallace; and Mr. Wetzel. In making this determination, the Board considered information provided by the Directors about their and their family members’ business and professional relationships with Brighthouse and with entities that have business interactions with Brighthouse, including MetLife.

Executive Sessions

As part of each regular meeting of the Board, Brighthouse’s Independent Directors meet in an executive session without management present. The Chairman presides over these executive sessions. In addition, each Board Committee typically holds an executive session as part of its regular meeting, which is presided over by the Committee Chair.

Stockholder Engagement

Building relationships with our stockholders is important and beneficial to Brighthouse and our stockholders. Following the Separation, management worked with our Board, and our Nominating and Corporate Governance Committee in particular, to develop a robust and proactive stockholder engagement program. In our engagements, we aim to create dialogue in which we communicate the perspectives of management and the Board on the issues that are important to our stockholders and solicit our stockholders’ insights and feedback, which the Board considers in developing our governance and compensation practices. Our stockholder engagement program will comprise a year-round cycle of communication, feedback and action, which is described in the diagram on the following page.

22  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Board and Corporate Governance Practices

2017-2018 Engagement – During the fourth quarter of 2017, only months after we became an independent company, we launched our stockholder engagement program. We invited 19 of our largest stockholders owning approximately 33% of our common stock outstanding at such time to engage with us, and met with a substantial number of those 19 stockholders. We also met with two major proxy advisory firms, Institutional Stockholder Services (ISS) and Glass Lewis.

During these meetings, we:

•	Provided an overview of Brighthouse, our industry, and our publicly disclosed strategic objectives and performance.
•	Discussed our Board composition, including: the Board’s diverse mix of skills, experience and perspectives; the Board’s gender and ethnic diversity; and our commitment to building a high- functioning, effective Board through meaningful assessments and refreshment.
•	Discussed decisions we made in connection with the Separation, particularly with respect to corporate governance and executive compensation, as disclosed publicly.
•	Solicited feedback on our Board, governance practices and executive compensation program.

Our Corporate Secretary discussed with the Nominating and Corporate Governance Committee our engagement activities and the feedback that we received from our stockholders. In particular, the Corporate Secretary reported that our stockholders generally expressed support for our governance program, the composition of our Board and our disclosed compensation practices. He further reported that our stockholders encouraged the Board and management to regularly evaluate our governance and compensation practices to ensure that they are appropriate for the Company.

2018 Proxy Statement  |  23

Board and Corporate Governance Practices	Brighthouse Financial, Inc.

Succession Planning and Talent Management

Succession planning and oversight of our talent management practices are central to the Board’s responsibilities. The Board oversees the Company’s succession plans for the CEO and other senior members of management. The Board will discuss, at least annually, the Company’s succession plans, including identifying potential candidates to succeed the CEO, both in cases of orderly succession and in the event of an emergency. In addition, the Board will regularly discuss with management succession plans for other senior manager positions, including identifying potential candidates and plans to develop their skills in anticipation of a potential succession.

Risk Oversight

Effective risk oversight is fundamental to delivering long-term value for our stockholders. Our Board, with the assistance of the Committees, oversees the development and execution of our business strategies to help ensure that risks are appropriately assessed and mitigated and that our business plans align to our overall risk appetite. The Board and its Committees review and approve our risk appetite statement, review our most significant risk policies and regularly discuss with management our performance against our risk targets.

In connection with each regular meeting of the Board and Committees, the Chief Risk Officer prepares an enterprise risk dashboard that assesses our risk profile and our performance against our risk targets in areas including credit risk, market risk, liquidity risk, operational risk and model risk. In addition, the Chief Risk Officer presents a report on enterprise risk at regular meetings of the Finance and Risk Committee. The Chief Risk Officer, or his designee, also periodically presents reports to the Board on key risks and to the other Committees on risk topics within the scope of the Committees’ respective responsibilities.

The Board exercises direct oversight over certain key risks, including the following:

•	Strategic Risk – In connection with its annual review of our strategy and ongoing oversight of our performance against the strategy, the Board oversees the management of strategic risks. Senior management, including the CEO, the Chief Product and Strategy Officer and the Chief Financial Officer (“CFO”), and discuss with the Board the key risks to the execution of our strategy and describe management’s activities to identify, assess and mitigate risk.
•	Cybersecurity – The Board meets with our Chief Technology Officer and Chief Information Security Officer to review our information technology and cybersecurity risk profile and discuss our activities to manage those risks. In addition, our Chief Compliance Officer reports to the Board on our compliance with regulations and guidance regarding information technology and cybersecurity. The Audit Committee will provide ongoing oversight of information technology and cybersecurity risk.

The roles of the Board Committees in overseeing risk are discussed in greater detail in “Information about Our Board Committees.”

Information about Our Board Committees

The Board has designated six standing Board Committees to assist the Board in carrying out its duties: Audit; Compensation; Executive; Finance and Risk; Nominating and Corporate Governance; and Investment. Each Committee has a Board-approved, written charter, which describes that Committee’s role and

24  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Board and Corporate Governance Practices

responsibilities. Current, printable copies of the charters of the Audit, Compensation and Nominating and Corporate Governance Committees, are posted on our website at http://investor.brighthousefinancial.com/ corporate-governance/governance-overview. The Audit, Compensation and Nominating and Corporate Governance Committees all comply with applicable requirements of the Securities and Exchange Commission (“SEC”) and Nasdaq, and are chaired by and consist solely of Independent Directors. The Committee Chairs approve the meeting agendas for their respective Committees.

Each Committee regularly reports on the matters discussed during its meetings to the full Board and presents recommendations on actions requiring Board approval. On an annual basis, each Committee will conduct an evaluation of its performance and will review the adequacy of and propose changes to its charter for Board approval. Each Committee has full authority to retain, at Brighthouse’s expense, independent advisors or consultants.

The table below provides additional information about our Committees: their composition; number of meetings held in 2017 (from August 4, 2017, when we became an independent company); and their primary roles and responsibilities, including their roles in the oversight of risk management.

Audit Committee

Members:

Patrick J. (“Pat”) Shouvlin (Chair)

C. Edward (“Chuck”) Chaplin

William F. (“Bill”) Wallace

All Audit Committee members are independent under applicable SEC and Nasdaq rules and are “financially literate.” The Board has determined that Pat Shouvlin, the Committee’s Chair, is an “audit committee financial expert” under the SEC rules.

Number of Meetings in 2017: 4

Key Roles and Responsibilities

•	Oversee our accounting and financial reporting processes, internal control over financial reporting and disclosure controls and procedures, to help preserve the integrity of our financial statements.
•	Oversee the audits of the financial statements of the Company and recommend to the Board whether the audited financial statements should be included in our Annual Report on Form 10-K (“Form 10-K”).
•	Review and discuss with management and the independent auditor our unaudited quarterly financial statements.
•	Review earnings press releases prior to their release to the public.
•	Oversee our compliance with legal and regulatory requirements.
•	Oversee the internal audit functions. Oversee procedures for the receipt, analysis and resolution of complaints concerning accounting, internal control over financial reporting, or auditing matters, as well as for confidential, anonymous submissions by Company employees of concerns regarding accounting or auditing matters.
•	Review reports on our compliance processes and programs.
•	Appoint, engage, evaluate, compensate and oversee the work our independent auditor (the Audit Committee’s role in oversight of Brighthouse’s independent auditor is discussed further in Proposal 2).

2018 Proxy Statement  |  25

Board and Corporate Governance Practices	Brighthouse Financial, Inc.

•	Coordinate with the Nominating and Corporate Governance Committee regarding the review of transactions between the Company and Related Persons (see “Certain Relationships and Related Party Transactions”), where appropriate.

Role in Risk Oversight

•	Discuss with management our risk assessment and risk management practices and the guidelines, policies and processes for risk assessment and risk management.
•	Oversee our risk policies and processes relating to financial statements, financial systems, financial reporting processes, internal control over financial reporting, compliance and auditing, as well as the guidelines, policies and processes for monitoring and mitigating such risks.
•	Oversee the disclosure of material risks in our public filings.
•	Provide ongoing oversight of operational risk, including information technology and cybersecurity risk.

Compensation Committee

Members:

Diane E. Offereins (Chair)

Irene Chang Britt

Paul M. Wetzel

All Compensation Committee members are independent under applicable SEC and Nasdaq rules and are “non-employee directors” for purposes of Section 16 of the Exchange Act, and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Number of Meetings in 2017: 2

Key Roles and Responsibilities

•	Review and approve, on an annual basis, our corporate goals and objectives with respect to CEO compensation, evaluate the CEO’s performance in light of these goals and objectives and recommend to the independent members of the Board for approval the CEO’s annual compensation, including salary, bonus and equity and non-equity incentive compensation.
•	Review and approve on an annual basis the compensation for our other executive officers, including such officers’ salary, bonus and equity and non-equity incentive compensation, based on initial recommendations and evaluation of performance from the CEO.
•	Review and approve the Company’s equity and non-equity incentive compensation plans and arrangements, and approve awards to employees under such plans.
•	Review and discuss with management the Company’s Compensation Discussion and Analysis (“CD&A”) for inclusion in the Company’s annual report or proxy statement.
•	Consider the results of the most recent stockholder advisory vote on executive compensation as required by Section 14A of the Exchange Act.
•	Review and approve the Company’s severance arrangements and related plans.
•	Approve and oversee compensation-related policies, including stock ownership guidelines, and hedging, pledging and clawback policies.

26  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Board and Corporate Governance Practices

Role in Risk Oversight

•	Review, with the assistance of the Chief Risk Officer and the Compensation Committee’s independent compensation consultant, incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk-taking.
•	Review and discuss the relationship between risk management policies and practices, corporate strategy and senior executive compensation.

Executive Committee

Members:

Eric T. Steigerwalt (Chair)

C. Edward (“Chuck”) Chaplin

Patrick J. (“Pat”) Shouvlin

Number of Meetings in 2017: None

Key Roles and Responsibilities

•	Act on behalf of the entire Board with respect to certain exigent matters between meetings of the Board.

Finance and Risk Committee

Members:

C. Edward (“Chuck”) Chaplin (Chair)

John D. McCallion

Diane E. Offereins

Paul M. Wetzel

All Finance and Risk Committee members, other than Mr. McCallion, are independent under applicable SEC and Nasdaq rules.

Number of Meetings in 2017: 2

Key Roles and Responsibilities

•	Review key metrics to measure Brighthouse’s performance against its business and financial plans, in alignment with our multi-year strategy.
•	Oversee the Company’s financial management policies and practices.
•	Approve, or recommend for Board approval, equity and debt issuances, share repurchase programs, dividend payments, and mergers and acquisitions.
•	Oversee the Company’s capital management strategy, including the review and approval of capital and liquidity policies and plans.
•	Oversee the capitalization of Brighthouse subsidiaries.
•	Oversee the management, budget and business plan of Brighthouse’s finance and risk management organizations.

Role in Risk Oversight

•	Broad oversight of risk management, including approval of our risk appetite statement, review of most significant risk policies, and review of our performance against targets.

2018 Proxy Statement  |  27

Board and Corporate Governance Practices	Brighthouse Financial, Inc.

•	Discuss with the Chief Risk Officer and other members of management our risk management practices, including how we measure, monitor and manage risk exposures in the enterprise.
•	Regularly review with the Chief Risk Officer an assessment of our risk profile, including credit risk, market risk, liquidity risk, operational risk and model risk.
•	Review the finance and risk management functions including their management, budget and business plan.
•	Review the risk associated with internal policies and procedures relating to financial controls, as well as strategies to mitigate those risks.
•	Oversee management’s use of risk metrics and targets and monitor performance against such benchmarks and targets.
•	Coordinate, through the Committee’s chair, with the Chief Risk Officer and other members of management, and with the chairs of the other committees, to help ensure that all committees receive necessary information to oversee our risks.
•	Coordinate with the Chief Risk Officer and the chair of the Compensation Committee, the Compensation Committee’s oversight of compensation-related risk matters.
•	Review the Own Risk and Solvency Assessment report, which summarizes our risk management organization, structure and processes and analysis of our risk exposures and capital adequacy.

Investment Committee

Members:

William F. (“Bill”) Wallace (Chair)

Irene Chang Britt

Patrick J. (“Pat”) Shouvlin

All Investment Committee members are independent under applicable SEC and Nasdaq rules.

Number of Meetings in 2017: 2

Key Roles and Responsibilities

•	Oversee, on a consolidated basis, the investment activities of Brighthouse and its subsidiaries’ general accounts and consolidated separate accounts.
•	Review the performance of the investments in our general and separate accounts, including our derivatives activity.
•	Review and approve Enterprise Investment Authorities for the separate accounts.
•	Review the compliance of our investments with our Enterprise Investment Authorities and applicable laws and regulations.
•	Oversee our engagement of investment advisers to manage the separate accounts’ investments.
•	Review the investment activities and performance of the separate accounts.
•	Discuss with management the economic and market outlook, asset sectors and asset allocation.
•	Review our annual investment plan for Brighthouse and monitor performance against the investment plan.

Role in Risk Oversight

•	Oversee the management and mitigation of risks associated with our investment portfolios, including credit risk, portfolio allocation and diversification risk, derivatives risk and counterparty risk.

28  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Board and Corporate Governance Practices

Nominating and Corporate Governance Committee

Members:

Irene Chang Britt (Chair)

Diane E. Offereins

Paul M. Wetzel

All Committee members are independent under applicable SEC and Nasdaq rules.

Number of Meetings in 2017: 2

Key Roles and Responsibilities

•	Develop, implement and periodically review our corporate governance policies and practices.
•	Develop and recommend to the Board the qualifications for director candidates.
•	Lead the search for qualified director candidates and consider director candidates recommended by our stockholders pursuant to the procedures set forth in our Corporate Governance Principles.
•	Oversee the Director orientation and continuing education programs.
•	Recommend to the Board policies and procedures to enhance the Board’s effectiveness, the size and composition of the Board, and the frequency and structure of Board meetings.
•	Review the Board’s committee structure and composition and recommend committee appointments to the Board for its approval.
•	Review the Company’s Code of Conduct for Directors, Code of Conduct for Financial Management and Code of Conduct for Employees.
•	Review transactions between the Company and related persons, and coordinate with the Audit Committee where appropriate.
•	Review and evaluate any conflicts of interest of prospective and current Directors and executive officers. If it is determined that such review involves a complaint within the purview of the Audit Committee, the Nominating and Corporate Governance Committee may seek guidance from and coordinate the review with the Audit Committee.
•	Develop standards for determining whether a Director is independent from Brighthouse and make recommendations regarding such determinations to the Board.
•	Develop and oversee the annual self-evaluations for the Board and Committees.
•	Review Director compensation on an annual basis.
•	Assist the Board in developing our succession plan for the CEO and other executive officers, and develop and evaluate potential candidates.

Role in Risk Oversight

•	Oversee risks related to the Company’s governance.
•	Develop and oversee CEO succession planning and emergency succession planning.
•	Oversee our related person transaction policy.
•	Oversee our regulatory and compliance programs, including the development and implementation of our codes of conduct.

2018 Proxy Statement  |  29

Board and Corporate Governance Practices	Brighthouse Financial, Inc.

Board Meetings and Director Attendance

In 2017, the Board held five meetings and the Committees held a total of 12 meetings. Every current Director attended more than 75% of the aggregate number of meetings of the Board and the Committees on which the Director served.

Director Compensation

In August 2017, shortly after the completion of the Separation, the Board, on the recommendation of the Nominating and Governance Committee, established a compensation program for the independent members of the Board. In establishing this compensation program, the Board considered benchmarking data for non-management director compensation at companies in our Comparator Group (as defined below) provided by the Company’s compensation consultant, Willis Towers Watson, prior to the Separation.

Our director compensation program is intended to compensate our Independent Directors fairly for their work as members of the Board and to align their interests with those of our stockholders by delivering half of the annual retainer in the form of equity-based awards. Annual equity-based awards are expected to be granted at the Board meeting held around the time of the annual meeting of stockholders and will be eligible to vest on the earlier of the first anniversary of the grant date and the date of the next annual meeting of stockholders.

The table below sets forth the details of the compensation program for independent members of the Board. Each element of the program is described in greater detail in the narrative following the table.

Description	Amount ($)	Form
Pay for Board Service
Annual retainer	240,000	50% cash and 50% equity
Pay For Service As Chair Of The Board Or A Board Committee
Chairman of the Board retainer	200,000	50% cash and 50% equity
Audit Committee	22,500	100% cash
Compensation Committee	17,500	100% cash
Nominating and Corporate Governance Committee	17,500	100% cash
Finance and Risk Committee	17,500	100% cash
Investment Committee	17,500	100% cash

Annual Equity Awards

In connection with the approval of our independent director compensation program, the Board approved annual Restricted Stock Unit (“RSU”) awards for the independent members of our Board. Beginning in 2018, each independent member of the Board continuing in service at the annual meeting of stockholders will receive an award of RSUs. Annual awards to independent members of the Board generally vest on the earlier of the first anniversary of the grant date and the date of the next annual meeting of stockholders. The number of RSUs to be granted to each independent member of the Board will be determined by

30  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Board and Corporate Governance Practices

dividing the value of the equity portion of the annual retainer ($120,000) by the closing price of the Company’s common stock on the date of grant. The annual RSU grants will be made pursuant to the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan (the “Director Plan”), subject to stockholder approval of the Director Plan (see Proposal 6 – Approval of the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan).

Director Founders’ Grants

To further align the interests of our Independent Directors with our stockholders, the Board, on the recommendation of the Nominating and Corporate Governance Committee, authorized an equity award in the form of RSUs to each of the six independent members of the Board (the “Director Founders’ Grants”) on August 9, 2017. The number of RSUs subject to each Director Founders’ Grant was determined by dividing $120,000 by the closing price of Brighthouse common stock on September 8, 2017 ($54.54), resulting in each independent member of the Board receiving 2,200 RSUs. The Director Founders’ Grants were made pursuant to the Director Plan and are subject to stockholder approval of the Director Plan (see Proposal 6 – Approval of the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan). If stockholders approve the Director Plan, the RSUs granted pursuant to the Director Founders’ Grants will vest on September 30, 2018. If stockholders do not approve the Director Plan, the Director Founders’ Grants will be void.

Fiscal 2017 Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards[1]	All Other Compensation Financial Services	Total

Irene Chang Britt	$68,750	-	$0	$68,750

C. Edward (“Chuck”) Chaplin	$118,750	-	$0	$118,750

Diane E. Offereins	$68,750	-	$0	$68,750

Patrick J. Shouvlin	$71,250	-	$0	$71,250

William F. Wallace	$68,750	-	$0	$68,750

Paul M. Wetzel	$60,000	-	$0	$60,000

[1]	On August 9, 2017, the Board authorized a Director Founders’ Grant to each of the six independent members of the Board. The number of RSUs for each Director subject to the Director Founders’ Grants was 2,200, which was determined by dividing $120,000 (which is equal to 50% of the annual retainer for independent members of the Board) by the closing price of Brighthouse common stock on September 8, 2017, which was $54.54. The Director Founders’ Grants were made pursuant to the Director Plan and are subject to stockholder approval of the Director Plan at the Annual Meeting. Because the Director Founders’ Grants are subject to stockholder approval and will be void if stockholder approval is not obtained, no value is included in the Stock Awards column since the grant date fair value calculated under Financial Accounting Standards Board Accounting Standards Codification Topic 718 cannot be determined.

2018 Proxy Statement  |  31

Board and Corporate Governance Practices	Brighthouse Financial, Inc.

Fees Earned or Paid in Cash

Each of the six independent members of the Board is entitled to receive an annual cash retainer of $120,000. We provide additional retainers to the Chairman of the Board and to each Director who serves as the Chair of a standing Committee, the amounts of which are set forth above under the heading “Director Compensation.” All cash retainers are paid in quarterly installments in arrears. For Fiscal 2017, each independent member of the Board received two installments of the annual cash retainer, and if applicable, the additional retainer.

Director Stock Ownership Guidelines

In February 2018, the Board, on the recommendation of the Nominating and Corporate Governance Committee, established stock ownership and retention guidelines for the independent members of the Board. Pursuant to the guidelines, each Independent Director is expected to acquire ownership of a number of Shares equal to at least four times the equity portion of the Director’s annual retainer, including for Mr. Chaplin the portion of his annual Chairman of the Board retainer paid in the form of RSUs. Directors are expected to achieve the applicable ownership level within five years from the later of the date the guidelines became effective (January 1, 2018) and the date the Director commences service. Directors are expected to retain at least 50% of the net shares acquired upon vesting of equity awards until the ownership guideline is satisfied.

Codes of Conduct

We understand that our strength depends on the trust of our associates, customers and stockholders. We strive to adhere to the highest standards of business conduct at all times, and put honesty, fairness and trustworthiness at the center of all that we do. We have adopted codes of conduct that reflect these values and enshrine them in our corporate culture.

The Code of Conduct for Financial Management is a “code of ethics” (as defined under the rules of the SEC) that applies to Brighthouse’s CEO, CFO, Chief Accounting Officer (“CAO”), Corporate Controller, and all Brighthouse associates who perform similar functions or who may obtain access to any financial records.

The Code of Conduct for Employees applies to all Brighthouse officers and employees.

The Code of Conduct for Directors applies to members of the Board.

Current, printable versions of these codes of conduct are available on Brighthouse’s website at http://investor.brighthousefinancial.com/corporate-governance/governance-overview.

32  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Board and Corporate Governance Practices

2018 Proxy Statement  |  33

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as Brighthouse’s independent registered public accounting firm for fiscal year 2018	Brighthouse Financial, Inc.

Proposal 2

Ratification of the appointment of Deloitte & Touche LLP as Brighthouse’s independent registered public accounting firm for fiscal year 2018

The Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm (“independent auditor”). To execute on this responsibility, the Audit Committee annually evaluates the independent auditor’s qualifications, performance and independence. The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent auditor for the fiscal year ending December 31, 2018. Deloitte’s background knowledge of Brighthouse and its subsidiaries, combined with its industry expertise, has enabled it to carry out its audits of the Company’s financial statements with effectiveness and efficiency. The members of the Audit Committee believe that the continued retention of Deloitte as the Company’s independent auditor is in the best interest of the Company and its stockholders.

In addition, the Audit Committee is involved in the selection of Deloitte’s lead engagement partner and ensures that the lead partner’s engagement is limited to no more than five consecutive years of service (in accordance with SEC rules). The current lead Deloitte engagement partner was designated commencing with the 2017 audit and is eligible to serve in that capacity through the end of the 2021 audit.

We request that our stockholders ratify the appointment of Deloitte as the independent auditor for fiscal year 2018. If the stockholders do not ratify such appointment, the Audit Committee will take note and may reconsider its retention of Deloitte. If such appointment is ratified, the Audit Committee will still have the discretion to replace Deloitte at any time during the year. Representatives of Deloitte are expected to be present at the Annual Meeting and will have the opportunity to make a statement. They will also be available to respond to questions from stockholders regarding their audit of our consolidated financial statements for fiscal year 2017.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Deloitte as our independent registered accounting firm for fiscal year 2018.

Fees Paid to Deloitte & Touche LLP

The following table shows the fees paid by the Company to Deloitte for professional services rendered for the fiscal year ending December 31, 2017. Prior to the Separation, and until the end of the first quarter of 2017, MetLife, as our then-parent, paid all audit, audit-related, tax and other fees of Deloitte. As a result, (i) no fees are reflected for the Company for the fiscal year ending December 31, 2016 and (ii) the 2017 fees listed below exclude the fees paid by MetLife for the first quarter of 2017 (ending March 31, 2017). All services (and related fees) paid by the Company were approved by the Audit Committee.

34  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as Brighthouse’s independent registered public accounting firm for fiscal year 2018

Fees (in Thousands)	2017

Audit Fees (1)	$15,250

Audit-Related Fees (2)	$1,140

Tax Fees (3)	$980

All Other Fees (4)	$8

Total	$17,378

1.	Audit Fees. Fees billed for professional services for the integrated audit of the consolidated financial statements of the Company and its subsidiaries (as required), including the annual financial statement audit, the reviews of the interim financial statements included in quarterly reports on Form 10-Q for the Company and its subsidiaries (as required), statutory audits or other financial statement audits of subsidiaries, the audit of the effectiveness of our internal controls over financial reporting (as required), assistance with and review of documents filed with the SEC and other services that enable the independent auditor to form an opinion of the consolidated financial statements of the Company and its subsidiaries (as required).
2.	Audit-Related Fees. Fees billed for assurance and related services that are reasonably related to the audit or review of the financial statements of the Company and its subsidiaries (as required) and for other services that are traditionally performed by the independent auditor. Such services consist of fees for employee benefit plan audits, assessments and testing of internal controls, and accounting consultations not directly associated with the annual audit or quarterly reviews.
3.	Tax Fees. Fees billed for permitted tax services, including tax compliance, tax advice and tax planning.
4.	All Other Fees. Fees billed for this category primarily represent accounting research subscription fees.

Audit Committee Pre-Approval Policy

The Audit Committee established a policy requiring its pre-approval of all audit and non-audit services provided by the independent auditor, and the policy is designed to ensure that the independent auditor’s independence is not impaired. The policy provides for the Committee’s general pre-approval, on an annual basis, of audit, audit-related, tax and permissible non-audit services up to amounts reasonably determined by the Audit Committee to be appropriate. Any proposed services exceeding such general pre-approval limits will require the specific pre-approval by the Audit Committee. Specific approval of the Audit Committee is also required for any other services that have not been generally pre-approved by the Audit Committee. The independent auditor is required to periodically report to the Audit Committee regarding (i) the extent of the services it has provided in accordance with the Audit Committee’s pre-approval and (ii) the fees for the services performed to date. The Audit Committee annually reviews the policy to ensure its continued appropriateness and compliance with applicable laws and listing standards.

The policy delegates to the Audit Committee Chair the authority to pre-approve audit, audit-related or non-audit services up to a maximum of $750,000 between Audit Committee meetings if management deems it reasonably necessary to begin the services before the next scheduled meeting of the Audit Committee. The Chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

2018 Proxy Statement  |  35

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as Brighthouse’s independent registered public accounting firm for fiscal year 2018	Brighthouse Financial, Inc.

Audit Committee Report

The Audit Committee currently consists of three Independent Directors, and it operates under a written charter adopted by the Board. The Board of Directors has determined that Patrick J. Shouvlin has the requisite experience to be designated an audit committee financial expert as such term is defined under Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”) and the applicable standards of Nasdaq.

Management is responsible for the preparation and presentation of the Company’s financial statements and the reporting process, for its accounting policies and procedures, and for the establishment of effective internal controls and procedures.

The primary duties of the Audit Committee are to assist the Board in its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics, (iv) the independence and qualifications of the Company’s independent auditor and (v) the performance of the Company’s internal audit function and independent auditor. The Audit Committee also discusses with management, including the CFO, the CAO, the Chief Auditor, and the Head of Investor Relations, and with the Company’s independent auditor, each quarterly report on Form 10-Q and annual report on Form 10-K prior to their filing, as well as earnings releases prior to their release to the public. As part of its meetings, the Audit Committee regularly meets in executive session without management present.

The Chief Auditor regularly attends meetings of the Audit Committee and reports directly to the Chair of the Audit Committee, which supports her independence from management and the objectivity of her work. The Audit Committee regularly discusses with the Chief Auditor, both in general session and executive session, the adequacy and effectiveness of the Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures, as well as the performance of the internal audit function.

The independent auditor is responsible for performing an independent audit of our financial statements and, as required, of our internal controls over financial reporting, in each case, in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”), and the independent auditor issues a report with respect to each of the foregoing items. The independent auditor must also express an opinion as to the conformity of the Company’s financial statements with generally accepted accounting principles and the effectiveness of our internal controls over financial reporting (beginning with the Company’s Annual Report on Form 10-K for the year ending December 31, 2018). The independent auditor regularly affirms to the Audit Committee that it remains independent from the Company. The Audit Committee regularly meets with the independent auditor, both in general session and in executive session, to discuss the Company’s financial reporting processes, internal control over financial reporting, disclosure controls and procedures, required communications to the Audit Committee, fraud risks and any other matters that the Committee or the independent auditor deem appropriate.

More information on the Audit Committee and its responsibilities is included in the Audit Committee Charter available on our website at http://investor.brighthousefinancial.com/corporate-governance/ governance-overview.

36  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as Brighthouse’s independent registered public accounting firm for fiscal year 2018

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited consolidated financial statements for fiscal year 2017 with each of management and the independent auditor. The Audit Committee and the independent auditor have also discussed the matters required to be discussed by them under the applicable rules of the PCAOB.

The Audit Committee has received from its independent auditor the written disclosures and the letters required by the applicable rules of the PCAOB, as currently in effect, regarding the firm’s communications with the Audit Committee relating to independence, and it has discussed the independent auditor’s independence with the independent auditor.

Based on the review and discussions described in this Audit Committee Report, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal year 2017 be included in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

Audit Committee

Patrick J. Shouvlin (Chair)

C. Edward Chaplin

William F. Wallace

2018 Proxy Statement  |  37

Proposal 3 - Say-on-Pay Vote	Brighthouse Financial, Inc.

Proposal 3

Advisory vote to approve the compensation paid to

Brighthouse’s Named Executive Officers

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with an advisory (non-binding) vote on the compensation paid to our named executive officers. Details on our approach are described in the Compensation Discussion and Analysis (“CD&A”) and the accompanying compensation tables and the narrative discussion in accordance with the compensation and disclosure rules of the SEC.

The CD&A summarizes our executive compensation program. Following the Separation and our establishment as an independent company, our Board of Directors and Compensation Committee implemented an executive compensation program that is intended to align the interests of our executive officers with those of our stockholders. A substantial portion of our named executive officers’ compensation is in the form of variable, at-risk compensation that requires us to achieve performance objectives that are intended to create long-term stockholder value. Furthermore, we intend to continue to align our executives’ interests with those of our stockholders by utilizing metrics in our short- and long-term incentive programs that are tied to performance outcomes that will enhance stockholder value.

As a newly public company with a diversified stockholder base, we believe it is critical to understand the views of our stockholders with respect to how we compensate our named executive officers. To that end, shortly after the Separation, we engaged our stockholders in discussions about our executive compensation program, philosophy and objectives. We solicited feedback from stockholders on the decisions we made in connection with the Separation regarding our publicly-disclosed executive compensation program. The feedback we received was generally supportive.

We are asking stockholders to approve the following resolution:

RESOLVED, that the compensation paid to Brighthouse’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure, is hereby APPROVED.

Although this vote is advisory, the Board of Directors and the Compensation Committee intend to consider the results of the vote, as well as other relevant factors, as we continue to develop our executive compensation program.

The Board of Directors recommends that stockholders vote FOR the approval of the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.

38  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Compensation Discussion and Analysis

Compensation Discussion and Analysis

The Compensation Discussion and Analysis (“CD&A”) describes our executive compensation philosophy, policies, practices and objectives in the context of our compensation decisions for our named executive officers (the “NEOs”) for the period from August 5, 2017, the first day following the Separation, through December 31, 2017. We refer to this period as “Fiscal 2017” throughout the CD&A. Prior to August 5, 2017, compensation to our NEOs and all other employees was paid by one of MetLife’s subsidiaries. Following the completion of the Separation, our NEOs and other employees were compensated by Brighthouse Services, LLC (“Brighthouse Services”) as a subsidiary of Brighthouse and not a subsidiary of MetLife. Brighthouse Services is a payroll and services company and is the employer of all our NEOs and other employees. Please note that, except to the extent an amount is specified as relating to calendar year 2017, all compensation figures and amounts reported in this CD&A, and in the tabular disclosures following, reflect compensation paid and/or granted during Fiscal 2017 only and does not include compensation paid prior to the Separation.

For Fiscal 2017, our NEOs are comprised of our CEO, CFO and the next three most highly compensated executive officers whose names appear below:

Name	Title

Eric T. Steigerwalt	President and Chief Executive Officer

Anant Bhalla	Executive Vice President and Chief Financial Officer

John L. Rosenthal	Executive Vice President and Chief Investment Officer

Peter M. Carlson	Executive Vice President and Chief Operating Officer

Christine M. DeBiase	Executive Vice President, General Counsel and Corporate Secretary*

*	Effective February 2, 2018, Ms. DeBiase’s title was changed to Executive Vice President, Chief Administrative Officer and General Counsel. As of that date, Ms. DeBiase ceased serving as the Company’s Corporate Secretary.

The CD&A is organized into four sections:

•	Section 1 – Executive Summary
•	Section 2 – Features of our Fiscal 2017 Executive Compensation Program
•	Section 3 – The Brighthouse Vision and Strategy – Establishing the 2018 Executive Compensation Program
•	Section 4 – Additional Compensation Practices and Policies

2018 Proxy Statement  |  39

Compensation Discussion and Analysis	Brighthouse Financial, Inc.

Section 1 – Executive Summary

The Brighthouse Story

Brighthouse became an independent, publicly-traded company following the completion of the Separation on August 4, 2017, culminating with the listing of Brighthouse’s stock on the Nasdaq Stock Market on August 7, 2017. Since our first day as an independent company, we have been a major provider of life insurance and annuity solutions in the United States. Our mission is to assist our customers to achieve financial security by offering annuity and life insurance solutions.

Compensation Approach

Prior to the Separation, our executive officers were officers or employees of MetLife and its subsidiaries, although some or all of the work they performed prior to the Separation related to us or our subsidiaries.

On August 9, 2017, at its first meeting after the Separation, the Compensation Committee of our Board of Directors met and determined the compensation arrangements for our NEOs. The Compensation Committee approved compensation arrangements for our NEOs that are rooted in a pay-for-performance philosophy.

Our executive compensation program has been designed to:

•	Provide competitive “Target Total Compensation” opportunities (defined as base salary plus short-and long-term incentive compensation opportunities) to enable Brighthouse to attract, motivate and retain high-performing executives;

•	Align our compensation plans and programs with our short-and long-term business strategies and objectives;

•	Align the interests of our NEOs with those of our stockholders by delivering a substantial portion of our NEO’s compensation in the form of variable, at-risk incentives, with a particular emphasis on stock-based incentives, where payouts are based on Company and individual performance. The Company is seeking stockholder approval of the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan (the “Employee Plan”) (see Proposal 5 – Approval of the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan); and

•	Incorporate strong risk management practices to avoid creating incentives for executives to take excessive risks, encourage prudent decision-making, and capture the results of risk-based decisions in awards and payouts.

Our pay-for-performance philosophy is intended to align the interests and incentives of our NEOs with those of our stockholders by tying a substantial portion of our NEO’s compensation to the achievement of performance metrics that are aligned with the core elements of our strategy.

Fiscal 2017 Compensation Highlights

Calendar year 2017 was a year of transformation for Brighthouse. Throughout 2017, our employees were focused on completing the Separation and establishing Brighthouse as an independent public company. Accordingly, the Fiscal 2017 compensation program was established to support these objectives.

Highlights of our Fiscal 2017 compensation program are described below.

40  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Compensation Discussion and Analysis

Compensation Highlights

Base Salary and Target Total Compensation

Synopsis: Post-Separation base salaries and Target Total Compensation opportunities were established.

Rationale: Base salaries and Target Total Compensation opportunities were determined by reference to the market median of the Comparator Group (as defined below) and established to reflect the NEO’s responsibilities as top executives of a standalone public company.

Annual Variable Incentive Plan (“AVIP”)

Synopsis: AVIP pool for calendar year 2017 was funded at 105% of target level, with NEO payout percentages determined based on individual performance.

Rationale: AVIP is our annual cash incentive plan. The AVIP award pool was approved at slightly above target levels to reflect the Compensation Committee’s quantitative and qualitative assessment of management’s success in accomplishing the Separation.

Separation Bonus

Synopsis: A one-time 25% bonus enhancement for all Brighthouse employees eligible for AVIP awards.

Rationale: Based on the successful Separation, our NEOs and other employees received an additional cash incentive bonus equal to 25% of his or her respective calendar year 2017 bonus payout under AVIP (“Separation Bonus”). The Separation Bonus was based upon the Company’s achievement of critical post-Separation transition milestones and reflects the extraordinary efforts by all employees to effectuate the Separation.

Founders’ Grants

Synopsis: Shortly following the Separation, these Brighthouse equity awards were issued to all employees of the Company who participate in the Employee Plan. Awards were issued as Restricted Stock Units (“RSUs”) that 100% cliff vest a short time after the anniversary of the grant date, subject to the achievement of one or more performance goals. Founders’ Grants are subject to stockholder approval of the Employee Plan.

Rationale: Founders’ Grants were used to accelerate Brighthouse equity ownership by our officers and to immediately align our NEOs’ interests with those of our stockholders.

Temporary Incentive Deferred Compensation

Synopsis: Deferred compensation credits under the Temporary Incentive Deferred Compensation Plan, as restated (the “Temporary Plan”) to our NEOs as a “make-whole” for equity-based compensation that was forfeited or otherwise forgone as a result of the Separation. Credits under the Temporary Plan are subject to achievement of one or more performance goals. We are seeking stockholder approval of the material terms of the performance goals for certain credits under the Temporary Plan.

Rationale: Our NEOs and other employees received deferred compensation credits under the Temporary Plan to retain and motivate the participating employees through the Separation. These credits were equal to the sum of: (i) outstanding MetLife equity awards that were forfeited upon the Separation, if any, and (ii) 2017 MetLife equity grants that were forgone in light of the planned Separation.

2018 Proxy Statement  |  41

Compensation Discussion and Analysis	Brighthouse Financial, Inc.

See “Section 3 – The Brighthouse Vision and Strategy – Establishing the 2018 Executive Compensation Program,” for an overview of the key elements of our strategy and the ways in which our compensation program for 2018 is designed to promote and reward achievement of goals that are central to our strategy.

Section 2 – Features of Our Fiscal 2017 Executive Compensation Program

Since the Separation, the Compensation Committee has been responsible for overseeing the development and implementation of our executive compensation program. The Compensation Committee is guided by the following general principles and practices:

•	paying for performance: variable compensation should be based on Company and individual performance and results that drive stockholder value;
•	aligning executives’ interests with stockholders’: a significant portion of our NEOs’ Target Total Compensation will be delivered in the form of stock-based incentives;
•	encouraging long-term decision-making: our long-term incentive compensation programs should include awards with multi-year, overlapping incentive performance or restriction periods;
•	avoiding problematic pay practices: we do not provide excessive perquisites, excessive change-in-control severance pay, or excise tax gross-ups, and we will not reprise stock options without stockholder approval; and
•	reinforcing strong risk management: our compensation programs are intended to avoid incentives to take excessive risks.

Key Executive Compensation Practices

What we do	Pay for Performance. A substantial portion of our NEOs’ Target Total
Compensation is in the form of variable, at-risk elements that rewards our executives only if we achieve performance goals that create stockholder value.

Stock Ownership Guidelines. We have established stock ownership and retention guidelines to encourage our NEOs to obtain and maintain significant stock ownership, thereby aligning their interests with those of our stockholders.

Minimum Vesting Requirements. Full value equity awards to our employees are generally subject to minimum vesting periods of one year for award subject to achievement of performance goals and three years (at a rate of not greater than
1/3rd per year) for awards that vest based solely on continued service.

Stockholder Engagement. Since the Separation, we have actively engaged with our stockholders on various topics, including our executive compensation program. We recognize the importance of our stockholders’ perspectives in the compensation setting process and intend to incorporate their feedback into the design of our compensation programs.

Independent Compensation Consultant. Our Compensation Committee retained
Semler Brossy Consulting Group (“SBCG”) as its independent compensation consultant to advise on all aspects of our executive compensation program.

42  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Compensation Discussion and Analysis

What we don’t	Gross-ups on Excise Taxes. We do not provide tax gross-up benefits in connection with a change in control.
Reprice Stock Options. Our equity incentive plans prohibit us from repricing stock options or stock appreciation rights without stockholder approval.

Excessive Perquisites. We provide limited perquisites to our executive officers.

Hedging and Pledging. Our insider trading policy prohibits all employees and Directors from engaging in hedging or pledging transactions.

Fiscal 2017 Compensation Setting Process

Prior to the Separation, we were a subsidiary of MetLife and our NEOs and all other employees were compensated by a subsidiary of MetLife based on MetLife’s compensation program for similarly-situated employees of MetLife and its subsidiaries. In addition, because we were not yet an independent public company, we did not have a compensation committee comprised of Independent Directors prior to the Separation. We and MetLife believed it would be appropriate for our post-Separation Compensation Committee and Board to make determinations and decisions about how our NEOs should be compensated.

Because the Separation occurred more than half-way through calendar year 2017, we believed it was appropriate for our Human Resources department in consultation with Willis Towers Watson (“WTW”), to be primarily responsible for preparing compensation recommendations for Fiscal 2017 for our NEOs and other members of our senior management, which we collectively refer to as the Senior Leadership Management Group (the “SLMG”). As described below, shortly after the Separation, our newly formed Compensation Committee considered the compensation recommendations prepared in the period leading up to the Separation and ultimately determined to adopt such recommendations for the NEOs and other members of the SLMG. Going forward, our Compensation Committee, with input from SBCG, will be primarily responsible for reviewing and determining all elements of Total Compensation for our NEOs and other members of the SLMG.

Our executive compensation program and accompanying pay positioning strategy have been designed to provide Target Total Compensation that uses market median as an important reference point, but recognize that the positioning of individual executives may vary from that strategy with consideration to a variety of factors, including criticality of role, skills, experience, and strategic priorities. For compensation benchmarking purposes, we use a group of peer companies within our industry that are similar to us in terms of assets and revenues and with which we compete for executive talent (the “Comparator Group”).

In anticipation of the Separation, our Human Resources department and WTW constructed the Comparator Group and used the companies in the Comparator Group as the market reference for developing pay recommendations for our NEOs and other members of the SLMG. The Comparator Group consists of fourteen publicly-traded companies in the insurance industry with assets between 0. 25 to 2.0 times those of Brighthouse and/or revenues between 0.4 to 2.5 times those of Brighthouse. As Brighthouse markets its products solely in the U.S., comparably-sized insurers with significant global operations (e.g., MetLife) were excluded from the Comparator Group.

2018 Proxy Statement  |  43

Compensation Discussion and Analysis	Brighthouse Financial, Inc.

In August 2017, shortly after the Separation, our Human Resources department recommended and the Compensation Committee approved the following Comparator Group:

•  Aflac Incorporated

•  American Equity Investment Life Holding Company

•  American National Insurance Company

•  Ameriprise Financial, Inc.

•  Assurant, Inc.

•  CNO Financial Group, Inc.

•  Genworth Financial, Inc.

• Lincoln National Corp. • Principal Financial Group, Inc. • Reinsurance Group of America, Inc. • Sun Life Financial lnc. • Torchmark Corp. • Unum Group • Voya Financial, Inc.

In connection with the construction of the Comparator Group, our Human Resources department consulted with WTW to gather compensation data that was used to prepare Target Total Compensation recommendations for the SLMG, including the NEOs. Target Total Compensation recommendations were prepared for each member of the SLMG by reference to the compensation data and presented to the Compensation Committee at its first meeting on August 9, 2017. The Compensation Committee reviewed the recommendation for our Chief Executive Officer and recommended that the independent members of the Board approve the Target Total Compensation for our Chief Executive Officer, Mr. Steigerwalt. The independent members of the Board, on the recommendation of the Compensation Committee, approved Mr. Steigerwalt’s Target Total Compensation at their meeting on August 9, 2017. The Compensation Committee reviewed and approved the compensation recommendations for all other members of the SLMG, including our NEOs. Our Chief Executive Officer was involved in discussions with our Human Resources department and our Compensation Committee regarding Target Total Compensation recommendations for members of the SLMG other than himself.

In November 2017, the Compensation Committee retained SBCG as its independent compensation consultant. From such date, SBCG has advised, and will continue to advise, the Compensation Committee on the Company’s overall executive compensation program, including executive pay levels and mix, design of our short- and long-term incentive programs, and competitiveness of the Company’s executive compensation. See “Role of the Compensation Committee and Others in Determining Compensation – Compensation Consultant’s Role,” below, for additional information regarding SBCG’s role in our executive compensation program.

Fiscal 2017 Target Total Compensation Opportunities

The table below shows the post-Separation base salary, target annual incentive opportunity (as a percentage of base salary) and target long-term equity incentive opportunity (as a percentage of base salary) for each NEO that the independent members of the Board (for Mr. Steigerwalt) and the Compensation Committee (for all other NEOs) approved in August 2017. The base salary amounts became effective on August 15, 2017. The AVIP payouts, Separation Bonuses and Founders’ Grants values for our NEOs were based on the amounts in the below on the following page.

44  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Compensation Discussion and Analysis

Name	Base Salary	Target Annual Incentive (as % of Base Salary)	Target Long-Term Incentive (as % of Base Salary)	Target Total Compensation

Eric T. Steigerwalt	$900,000	200%	500%	$7,200,000

Anant Bhalla	$600,000	140%	175%	$2,490,000

John L. Rosenthal	$550,000	195%	200%	$2,722,500

Peter M. Carlson	$600,000	150%	200%	$2,700,000

Christine M. DeBiase	$575,000	110%	175%	$2,213,750

The amount of each element of Target Total Compensation for our NEOs was informed by market data regarding senior executive compensation at companies within the Comparator Group, as well as survey data from WTW’s proprietary database of executive compensation at large diversified insurers. In preparing the recommendations, our Human Resources department sought to provide Target Total Compensation to members of the SLMG, including the NEOs, based on Brighthouse’s median pay positioning strategy and individual factors (including criticality of role, skills, experience, and strategic priorities) that may influence positioning relative to the median. The Human Resources department did not specifically target individual elements or overall levels of compensation at a specific percentage of the median. Instead, the Human Resources department considered ranges for each element of compensation because it viewed market data as an approximation for the overall market for a particular position, with ultimate recommendations based on the factors referenced above.

The Compensation Committee expects to periodically assess the competitiveness of our NEOs’ Target Total Compensation against the Comparator Group and periodically review the composition of the Comparator Group to assess whether it remains an appropriate source of comparison.

As shown in the graphs below, our CEO’s Target Total Compensation and the average Target Total Compensation for our other NEOs as set in August 2017 is heavily weighted towards variable, at-risk elements.

2018 Proxy Statement  |  45

Compensation Discussion and Analysis	Brighthouse Financial, Inc.

Elements of Fiscal 2017 Compensation

The elements of Fiscal 2017 compensation are as follows, each as discussed in greater detail below:

Component	Form	Purpose

Base Salary	Cash (Fixed)

Base salary is intended to provide a fixed amount of compensation for services during the year. Base salary is determined based upon a variety of factors, including scope of responsibilities, individual performance, and market data.

Annual Cash Incentive (AVIP)	Cash (Variable)

AVIP awards, which are annual cash incentive awards, were the primary compensation arrangement for recognizing and rewarding each NEO’s contribution to the Company’s overall performance in calendar year 2017. Payouts were based upon the Company’s achievement of performance goals tied to the Separation and establishment of Brighthouse as an independent publicly-traded company. See discussion below for additional information regarding AVIP.

Separation Bonus	Cash (Variable); Non-Recurring

Our NEOs and other employees received a Separation Bonus equal to 25% of his or her calendar year 2017 payout under AVIP. The Separation Bonus was based upon the Company’s achievement of critical post-Separation transition milestones. See discussion below for additional information regarding the Separation Bonus.

Founders’ Grants	Equity (Variable); Non-Recurring

Founders’ Grants were awarded under the Employee Plan to our NEOs and other employees eligible to participate in the Employee Plan in recognition of their leadership through the Separation.

In addition, Founders’ Grants are intended to align our NEOs’ interests with those of our stockholders by providing them with an equity interest in Brighthouse. Founders’ Grants are subject to stockholder approval of the Employee Plan. See discussion below for additional information regarding Founders’ Grants.

Temporary Incentive Deferred Compensation	Cash (Variable)

We provided deferred compensation credits to our NEOs and other employees to compensate them for forfeiting and/or forgoing MetLife equity awards as a result of the Separation. The deferred compensation credits are intended to retain and motivate our NEOs during the process that culminated in the Separation. We are seeking stockholder approval of the material terms of the performance goals for certain credits under the Temporary Plan. See discussion below for additional information about the Temporary Plan.

46  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Compensation Discussion and Analysis

Base Salary

Base salary is intended to provide our NEOs a fixed level of compensation for their services during the year. Our Target Total Compensation has been structured so that base salary is the smallest component.

Annual Incentives

Annual incentive awards are the primary compensation arrangement for differentiating and rewarding individual performance during the year. For 2017, annual incentive awards were paid pursuant to the Brighthouse Services, LLC Amended and Restated Annual Variable Incentive Plan. The purpose of AVIP is to align total annual pay with business results, provide competitive levels of pay for performance and make a substantial portion of Target Total Compensation variable based on both Company and individual performance. The amount of the payouts is tied to the Company’s and the employee’s achievement of annual performance goals that contribute to our long-term success without creating an incentive to take excessive risk.

Because 2017 was a year of transformation for the Company, the pre-Separation Board of Directors recognized it would be difficult to establish performance goals for AVIP for the 2017 calendar year that related to traditional performance metrics. In establishing performance goals for 2017, it was necessary to set qualitative goals that could be objectively measured but also not expected to be unduly affected by the Separation. In addition, as further discussed under “Tax Considerations” below, we intended to structure our 2017 AVIP awards to qualify for the then-available performance-based compensation deduction under Section 162(m) of the Code, which limited our ability to make adjustments or reflect changing circumstances. Therefore, the performance goals established for AVIP awards focused on measuring the Company’s overall performance during the pre- and post-Separation portions of calendar year 2017, with a particular emphasis on successfully separating from MetLife and establishing Brighthouse as a standalone public company.

At its first post-Separation meeting in August 2017, the Compensation Committee ratified the performance goals adopted by the pre-Separation Board of Directors.

In order for AVIP funding to occur for 2017, the Company needed to achieve one or more of the pre established performance goals outlined below:

•	positive GAAP Operating Earnings (we now refer to Operating Earnings as “Adjusted Earnings”);
•	positive GAAP Operating ROE (we now refer to Operating ROE as “Adjusted ROE”);
•	improvement in Variable Annuity (“VA”) Target Funding adequacy level;
•	combined Risk Based Capital Ratio of at least 400% on an authorized control level;
•	positive Value of New Business for Annuity Segment; or
•	insurer financial strength ratings of at least “A-” from one or more credit rating agencies.

In January 2018, the Compensation Committee certified that the Company achieved an insurer financial strength rating of A- from one or more credit rating agencies, allowing the AVIP to be funded.

In determining the actual AVIP funding level, the Compensation Committee considered the Company’s performance against the pre-established performance goals above, the Company’s performance overall and the efforts made by our NEOs and employees to effectuate the Separation. Although the Separation ultimately occurred in August 2017, multiple potential Separation dates were considered beginning in 2016. As a consequence of the uncertain timing, there were many internal processes and engagements that were established, periodically paused, and then restarted throughout the period leading up to the Separation.

2018 Proxy Statement  |  47

Compensation Discussion and Analysis	Brighthouse Financial, Inc.

In addition, the Compensation Committee considered several other factors that it viewed as integral to the Company’s future success, including developing relationships with key distributors of our products, implementing an overall risk management framework for our business, and establishing and implementing the Brighthouse culture.

With consideration to these factors, our Human Resources department recommended, and the Compensation Committee ultimately approved, funding of the AVIP at 105% of target to reflect both the work required to complete the Separation, but also the financial, operational, and strategic results achieved despite the additional workstreams associated with the transition to a standalone public company.

Separation Bonus

In addition to awards under AVIP, our NEOs and all other administrative (non-wholesaler) employees were eligible to receive a Separation Bonus equal to 25% of each employee’s calendar year 2017 AVIP award based upon the Company’s achievement of performance goals and milestones in connection with the Separation and the establishment of Brighthouse as a standalone public company. The Separation Bonus was awarded to all NEOs based upon the determination by the Head of Compensation and Benefits that Brighthouse achieved each of the following pre-established objectives during the period from the Separation through December 31, 2017:

•	achieved investor community confidence through an insurer financial strength rating of at least “A-”;
•	met at least 90% of expected Transition Services Agreement (“TSA”) transition targets scheduled for 2017;
•	implemented separate Human Resources and payroll systems by January 1, 2018; and
•	implemented key risk mitigation measures.

Fiscal 2017 AVIP and Separation Bonus Decisions for Our NEOs

Prior to the Separation, Mr. Steigerwalt and members of our Human Resources department established general performance goals that would be used to assess Mr. Steigerwalt’s performance during calendar year 2017, and in particular, Fiscal 2017. These goals were reviewed and ratified by our Compensation Committee in November 2017 following the Separation. For Fiscal 2017, Mr. Steigerwalt’s goals were a mix of strategic and operational objectives that were intended to assess Mr. Steigerwalt’s performance in leading the Company through the Separation and establishing Brighthouse as an independent public company.

In November, the Compensation Committee ratified the following 2017 calendar year goals for Mr. Steigerwalt:

•	separate and stabilize Brighthouse as an independent company;
•	increase relevance within value-creating distribution channels;
•	grow book value;
•	oversee implementation of Brighthouse’s risk management framework;
•	establish the Brighthouse culture and core values; and
•	complete recruitment and hiring of senior leadership team.

In February 2018, the Compensation Committee and the independent members of our Board considered the Company’s performance overall, Mr. Steigerwalt’s performance against the performance goals listed above, as well as a self-assessment of accomplishments provided by Mr. Steigerwalt. In completing the recruitment of his SLMG, Mr. Steigerwalt was able to drive the Company toward the following accomplishments:

48  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Compensation Discussion and Analysis

•	Successfully separated and established Brighthouse as an independent public company;
•	Increased relevance within value-creating distribution channels, despite a Fitch ratings downgrade and other inherent challenges associated with the Separation, during which period annuity sales outpaced planned target by approximately 11%;
•	Protected and grew book value to approximately $12.4 billion (excluding accumulated other comprehensive income, or AOCI), by increased annuity sales, maintaining positive adjusted earnings, and modifying the hedging program to enhance downside protection;
•	Implemented a risk management framework; and
•	Established Brighthouse culture and values, by implementing ongoing coaching and feedback training programs, launching a performance management program, and consistent communication efforts to substantiate our culture and values across the organization.

Based on the foregoing achievements, the Compensation Committee recommended, and the independent members of the Board approved, the following AVIP and Separation Bonus payments to Mr. Steigerwalt:

Name	AVIP Payout Percentage	Calendar Year 2017 AVIP Payment	Fiscal 2017 AVIP Payment(1)	Separation Bonus Payment(1)

Eric T. Steigerwalt	105%	$1,890,000	$771,534	$472,500

(1)	This amount represents the portion of Mr. Steigerwalt’s AVIP payout earned in respect of service during Fiscal 2017 (i.e., the period post-Separation). The Separation bonus represents 25% of Mr. Steigerwalt’s calendar year 2017 AVIP payout. See the footnotes and narrative disclosure accompanying the Summary Compensation Table for additional information about the AVIP payment made to Mr. Steigerwalt.

Beginning in 2018, the Compensation Committee with SBCG’s input and assistance expects to establish qualitative and quantitative goals against which Mr. Steigerwalt’s performance will be assessed.

Also in February 2018, the Compensation Committee considered the overall performance of each of the other NEOs, including against their 2017 performance goals referenced below. Mr. Steigerwalt also provided the Compensation Committee with his assessment of the NEOs’ 2017 performance, including the material performance highlights summarized below.

Anant Bhalla, Executive Vice President and Chief Financial Officer:

2017 Goals

•  Execute on separation from MetLife and establishment of Brighthouse;

•  Establish and run standalone finance processes for Brighthouse;

•  Build new capabilities; and

•  Embed the Brighthouse culture and develop talent.

2017 Performance Highlights

•  Demonstrated strong financial skills, analytics, and innovative financial modeling that supported the successful separation effort;

•  Effectively managed the challenges that rose from the Separation, including regulatory and reserve matters; and

•  Drove the establishment of a new hedging strategy and played an important role in our successful initial debt offering.

2018 Proxy Statement  |  49

Compensation Discussion and Analysis	Brighthouse Financial, Inc.

John L. Rosenthal, Executive Vice President and Chief Investment Officer:

2017 Goals

•	Establish robust asset management capability;
•	Deliver foundational components of the target operating model;
•	Partner with finance and product to create an effective asset liability management and pricing process;
•	Capital preservation;
•	Partner with risk and finance functions;
•	Ensure appropriate risk-based returns; and
•	Build a cohesive investments department.

2017 Performance Highlights

•	Established an appropriate Investments department structure and determined where to build versus outsource;
•	Effectively partnered with Treasury on VA hedging strategy; and
•	Made strategic asset allocation decisions for Brighthouse and continues to oversee the Asset Manager selection process.

Peter M. Carlson, Executive Vice President and Chief Operating Officer:

2017 Goals

•	Serve as the primary liaison with MetLife Senior Management for post-Separation activities;
•	Serve as Lead Director of the New England Life Insurance Company and Brighthouse Life Insurance Company of New York subsidiary boards;
•	Establish solid processes for all critical finance functions;
•	Define an efficient and effective operating model to oversee operations through MetLife and outsourced partners;
•	Ensure compliance with the Brighthouse Board process; and
•	Reinforce Brighthouse cultural values through the Chief Operating Officer organization.

2017 Performance Highlights

•	Provided strategic oversight and leadership guidance over the Finance department;
•	Spearheaded partnering effort with MetLife and Mr. Steigerwalt on oversight of the multiple work streams involved in disaffiliation; and
•	Played an integral role in TSA negotiation and management to facilitate Separation from MetLife.

Christine M. DeBiase, Executive Vice President, General Counsel and Corporate Secretary (during 2017):

2017 Goals

•	Establish the Law Group;
•	Develop and temporarily lead the Human Resource function;
•	Advise and facilitate the legal separation from MetLife;
•	Advise on stabilizing and establishing an independent public company;
•	Embed the Brighthouse culture and develop Law Group associates; and
•	Support the product development through legal advice and government relations activities.

2017 Performance Highlights

•	Strong collaboration with the senior leadership team during the Separation;
•	Assumed management of Human Resources in addition to her other groups during a critical time for the Company: Legal, Compliance, Office of Corporate Secretary, Corporate Communications, and Government Relations; and
•	Proactive leadership in the General Counsel capacity throughout the Separation.

50  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Compensation Discussion and Analysis

The Compensation Committee considered the foregoing accomplishments and, based on Mr. Steigerwalt’s recommendations, approved the following AVIP and Separation Bonus payments to our other NEOs:

Name	AVIP Payout Percentage	Calendar Year 2017 AVIP Payment	Fiscal 2017 AVIP Payment (1)	Separation Bonus Payment (1)
Anant Bhalla	100%	$840,000	$342,904	$210,000
John L. Rosenthal	105%	$1,126,000	$459,655	$281,500
Peter M. Carlson	99%	$891,000	$363,723	$222,750
Christine M. DeBiase	112%	$709,000	$289,427	$177,250

*	The amounts in this column represent the portion of each NEO’s AVIP payout in respect of service during Fiscal 2017 (i.e., the period post-Separation). The Separation Bonus represents 25% of each NEO’s calendar year 2017 AVIP payout. See the footnotes and narrative disclosure accompanying the Summary Compensation Table for additional information about the AVIP payment made to the NEOs.

The AVIP and Separation Bonus amounts paid to all of our NEOs in respect of Fiscal 2017 are reported in the “Non-Equity Incentive Compensation Plan” column of the “Summary Compensation Table.”

Founders’ Grants

In Fiscal 2017, each NEO received a Founders’ Grant in the form of RSUs under the Employee Plan. The Founders’ Grants were authorized on August 9, 2017. The number of RSUs awarded was based on the amount of value being delivered, divided by the closing price of the Company’s common stock on September 8, 2017 (the first Friday after one month of public trading), which was $54.54. The September 8, 2017 award date was established at the August 9, 2017 meeting and was determined to be the appropriate award date for the Founders’ Grants given the uncertainty of our stock performance immediately following the Separation. Founders’ Grants are subject to and conditioned upon stockholder approval of the Employee Plan (see “Proposal 5 - Approval of the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan”).

The Compensation Committee determined that it was appropriate to award Founders’ Grants in order to both align the interests of our NEOs with those of our stockholders, and to reward NEOs and other employees for their contributions toward the successful Separation and establishment of Brighthouse as an independent public company. The Founders’ Grant awarded to each NEO is equal to two times the NEO’s target long-term equity incentive opportunity approved for each NEO in August 2017. Awarding Founders’ Grants with a value equal to two-times each NEO’s target annual long-term incentive opportunity was intended to provide our NEOs with the ability to acquire a substantial ownership interest in Brighthouse, while also delivering a substantial amount of Fiscal 2017 Total Compensation in the form of stock-based incentives.

The table below shows the value of each NEO’s Founders’ Grant approved in August 2017 as well as the number of the RSUs into which the value was converted based on the closing price of the Company’s common stock on September 8, 2017.

2018 Proxy Statement  |  51

Compensation Discussion and Analysis	Brighthouse Financial, Inc.

Name	Founders’ Grant Value	Number of RSUs

Eric T. Steigerwalt	$9,000,000	165,016

Anant Bhalla	$2,100,000	38,503

John L. Rosenthal	$2,200,000	40,337

Peter M. Carlson	$2,400,000	44,004

Christine M. DeBiase	$2,012,500	36,899

Founders’ Grants awarded to our NEOs are subject to the Company’s achievement of one or more performance criteria during the performance period that began on September 8, 2017 and ends on September 30, 2018 (the “Performance Period”). The performance criteria, which are listed below, were established in order to qualify the Founders’ Grants as performance-based compensation under Section 162(m) of the Code.

•	Improvement in the Company’s Statutory Surplus position over the Performance Period;
•	Combined Risk Based Capital ratio of at least 400% as of the end of the Performance Period on an Authorized Control Level;
•	Positive GAAP Operating ROE as of the end of the Performance Period;
•	Insurer Financial Strength Rating of at least ‘A-’ from one or more credit rating agencies as of the end of the Performance Period;
•	Positive Value of New Business sold during the Performance Period for the annuity segment of the Company measured as of the end of the Performance Period; and
•	Variable Annuity funding at a level of CTE 95 or above as of the end of the Performance Period.

In the event we achieve one or more of the foregoing performance goals, and subject further to stockholder approval of the Employee Plan, the RSUs subject to the Founders’ Grants will vest on September 30, 2018.

Founders’ Grants are not reported in the Summary Compensation Table, Grants of Plan-Based Awards Table or Outstanding Equity Awards at Fiscal Year End Table because Founders’ Grants are subject to stockholder approval of the Employee Plan. If stockholders approve the Employee Plan, the Founders’ Grants will be reported under Securities and Exchange Commission rules as compensation to our NEOs for the fiscal year ending December 31, 2018. However, Founders’ Grants were intended to be a one-time award and were a central element of the Total Compensation delivered to our NEOs in Fiscal 2017.

Temporary Incentive Deferred Compensation Plan

Prior to the Separation, many of our employees, including all of our NEOs, were employees of an affiliate of MetLife and participated in benefit and compensation programs sponsored by MetLife or an affiliate. Certain employees, including our NEOs, received equity awards from MetLife during their employment.

In anticipation of the Separation, certain employees, including all of our NEOs, who had been eligible to receive equity awards from MetLife, ceased participating in MetLife’s equity compensation plan as of December 31, 2016 and, therefore, did not receive long-term equity awards from MetLife during 2017. In addition, certain employees, including some of our NEOs, forfeited their outstanding and unvested MetLife equity awards upon the Separation because these employees did not satisfy certain age and service requirements under MetLife’s equity compensation plan that would have allowed such employees’ outstanding equity awards to continue to vest.

52  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Compensation Discussion and Analysis

As a result of the foregoing, and in order to attract, retain and motivate our employees who forfeited MetLife equity awards and/or did not receive such awards in 2017, the Temporary Plan was established prior to the Separation. The Temporary Plan allows us to provide affected employees, including our NEOs, cash-based deferred compensation credits in respect of forgone 2017 MetLife equity awards and forfeited MetLife equity awards. Credits for forgone awards under the Temporary Plan were established at the level consistent with the equity award the recipient would have been eligible to receive from MetLife. Deferred compensation credited in respect of forgone 2017 MetLife equity awards vests over three years from the grant date at a rate of one-third per year. Deferred compensation credited in respect of forfeited MetLife equity is subject to the same vesting schedule as the forfeited award. Credits in respect of forfeited RSUs vest one-third per year from the date of grant by MetLife, while credits in respect of forfeited stock options and forfeited performance shares cliff vest on the third anniversary of the date of grant by MetLife. Amounts credited under the Temporary Plan earn interest based upon the 120%AFR/Long Term/Monthly rate, which is reset effective December 1. For calendar year 2017, including Fiscal 2017, amounts under the Temporary Plan were credited with interest at a rate of 3.2%. In the event of a change of control, no amendments can be made to the Temporary Plan after a change of control that would decrease the amount of deferred compensation credited to participants under the Temporary Plan as of the date of the change of control or modify the time or form of distributions under the Temporary Plan.

The table below shows the amount of each type of deferred compensation credited to each NEO under the Temporary Plan:

Name	Credit in Lieu of 2017 MetLife Equity Award	Credit for Forfeited MetLife Equity Awards – Performance Shares	Credit for Forfeited MetLife Equity Awards – RSUs	Credit for Forfeited MetLife Equity Awards – Stock Options	Total Temporary Plan Credits

Eric T. Steigerwalt	$1,200,000	$-	$-	$-	$1,200,000

Anant Bhalla	$368,000	$300,000	$150,000	$-	$818,000

John L. Rosenthal	$700,200	$-	$-	$-	$700,200

Peter M. Carlson	$-	$1,187,500	$398,000	$507,373	$2,092,873

Christine M. DeBiase	$307,100	$-	$-	$-	$307,100

Awards to our NEOs under the Temporary Plan are further subject to the achievement of one or more performance goals, which were established in order to qualify such awards as performance-based compensation under Section 162(m) of the Code. For the performance period ended December 31, 2017, the performance goals were:

•	Positive Operating GAAP Earnings;
•	Positive GAAP Operating ROE;
•	Improvement in Variable Annuity Target Funding adequacy level;
•	Combined Risk Based Capital Ratio of at least 400% on an authorized control level;

2018 Proxy Statement  |  53

Compensation Discussion and Analysis	Brighthouse Financial, Inc.

•	Positive Value of New Business for Annuity Segment;
•	Termination of at least 20% of TSAs with MetLife measured by expenses; and
•	Insurer financial strength ratings of at least “A-” from one or more credit rating agencies.

In January 2018, the Compensation Committee certified that the Company maintained an insurer financial strength rating of at least A- from one or more credit rating agencies for the 2017 performance period. As a result, we made payments to our NEOs under the Temporary Plan in respect of Fiscal 2017. The payments in respect of Fiscal 2017 made to our NEOs under the Temporary Plan are reported in the “Non-Equity Incentive Compensation Plan” column of the “Summary Compensation Table.” In addition, payments under the Temporary Plan may be made to our NEOs in connection with certain terminations of employment. See the Potential Payments Upon Termination or Change in Control table and accompanying narrative disclosure below for additional information.

We are seeking stockholder approval of the material terms of the performance goals under the Temporary Plan for credits to our NEOs under the Temporary Plan paid after our annual meeting of stockholders in 2019 (see Proposal 7 - Approval of the Material Terms of the Performance Goals under the Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan).

Role of the Compensation Committee and Others in Determining Compensation

Compensation Committee’s Role

The Compensation Committee is responsible for establishing and implementing our executive compensation philosophy. Pursuant to its written charter, the responsibilities of the Compensation Committee include, among other things:

•	Assisting the Board in fulfilling its responsibility to oversee the development and administration of compensation programs for our executives and other employees;
•	Approving the goals and objectives relevant to our CEO’s compensation, evaluating at least annually our CEO’s performance in light of such goals and objectives, and endorsing, for approval by the Independent Directors, the CEO’s annual compensation based on such evaluation;
•	Reviewing and approving on an annual basis the compensation of the other executive officers of the Company (as determined by the Compensation Committee);
•	Reviewing and approving our equity and non-equity incentive compensation plans and arrangements, and where appropriate or required, recommending such plans and arrangements to the Board for approval, including by stockholders of the Company; and
•	Reviewing incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk-taking and reviewing and discussing the relationship between risk management policies and practices, corporate strategy and senior executive compensation.

As discussed above, in November 2017, the Compensation Committee retained SBCG as its independent compensation consultant. The Compensation Committee assessed SBCG’s independence in light of SEC standards and determined that no conflicts of interest or independence concerns exist. SBCG reports directly to the Compensation Committee, and the Compensation Committee has the sole authority to approve the fees and other terms of the retention of SBCG as its independent compensation consultant. SBCG is expected to attend all Compensation Committee meetings and to provide advice to the Compensation Committee on all aspects of the Company’s executive compensation program, including the form, mix and amount of Target Total Compensation.

Management’s Role

As discussed above, prior to the Separation, members of our Human Resources department worked

54  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Compensation Discussion and Analysis

with the Company’s compensation consultant, WTW, to gather and review compensation information from companies within the Comparator Group, as well as data from WTW’s proprietary diversified insurance survey database. Based on information from WTW, the Human Resources department prepared compensation recommendations for each member of the SLMG, including each NEO. Given that the Separation occurred more than half way through 2017, and also due to the fact that we did not have a Compensation Committee comprised of Independent Directors until the Separation, our Human Resources department, with assistance from WTW, was primarily responsible for preparing Fiscal 2017 compensation recommendations for all members of the SLMG, including each NEO. The compensation recommendations were provided to the members of our Compensation Committee in advance of its first post-Separation meeting in August 2017, and the Compensation Committee ultimately adopted the recommendations at its first post-Separation meeting in August 2017.

As part of our year-end compensation process that began in December 2017, our Chief Executive Officer met with each of our other NEOs and members of the SLMG to review performance during calendar year 2017. Based on the CEO’s assessment of each of our other NEO’s performance, he provided recommendations to the Compensation Committee as to the amount and form of the compensation of our NEOs other than himself.

Compensation Consultant’s Role

Under its written charter, the Compensation Committee has the authority to retain advisers to assist it in the discharge of its duties. Since its retention in November 2017 shortly after the Separation, SBCG has attended Compensation Committee meetings and assisted the Compensation Committee in its implementation of our compensation principles and practices. SBCG has advised the Compensation Committee on the development of the Company’s 2018 short- and long-term incentive compensation arrangements, including the short- and long-term incentive plan metrics for 2018 and the forms of equity-based incentives awarded to members of the SLMG in 2018. See “2018 Compensation-Setting Process – 2018 Compensation Decisions,” below, for additional information.

In 2017, our Human Resources department retained WTW to provide assistance related to our executive compensation program that was implemented in August 2017 in connection with the Separation. It is expected that WTW will continue to advise our Human Resources department on matters related to our executive compensation program. Details of WTW’s role are set forth above under the heading “Management’s Role.”

Section 3 – The Brighthouse Vision and Strategy – Establishing the 2018 Executive Compensation Program

Brighthouse is a focused provider of annuities and life insurance products. Our mission is to help people achieve financial security. The products that we offer, particularly annuities, have historically been considered complex and costly. We intend to achieve our mission by offering simpler, more transparent, and valuable protection solutions. Our business goal is to build a focused, best-in-cost culture that creates value. We believe that by embedding best-in-cost into our culture at the outset of our existence as an independent public company, we will drive value for all our stakeholders, including our stockholders, community, employees, insurance customers, and our distribution partners.

On February 2, 2018, the Board and senior management, including our NEOs, engaged in constructive dialogue and feedback regarding our strategic and financial plan. The topics discussed covered all aspects of our business, including our mission and vision, our best-in-cost culture, the competitive

2018 Proxy Statement  |  55

Compensation Discussion and Analysis	Brighthouse Financial, Inc.

landscape, our sales strategy and growth projections, our annuity and life insurance product strategy, our business process outsourcing strategy, our path to expense optimization, our capital return goals, and our financial plan through 2020 in a variety of economic scenarios.

As a result of these strategic sessions, on February 2, 2018, the Compensation Committee focused on establishing performance metrics that aligned all aspects of the Company’s strategy: sales, expense management, and cashflow. Adjusted Statutory Earnings was deemed an appropriate 2018 short-term incentive (“STI”) award metric that aligns to our ability as an independent company to return cash to stockholders. These conversations became the basis for establishing our 2018 compensation program. On February 16, 2018, the Compensation Committee approved the 2018 compensation program that applies to the NEOs and the SLMG. The 2018 compensation program will be discussed in detail in the proxy statement related to the 2019 annual meeting of stockholders. Due to the mid-year timing of the Separation, the 2018 compensation program is the first compensation program for Brighthouse that relates to a full annual performance period(s) as an independent public company. Accordingly, we believe it is appropriate to preview the 2018 compensation program and articulate the alignment to the Company’s strategic and financial plan.

2018 Short-Term Incentive Metrics

The Compensation Committee approved metrics for the 2018 STI award that directly align with Brighthouse’s strategic plans. This is consistent with our pay-for-performance philosophy and will ensure that the NEOs are compensated relative to the achievement of the business goals set forth in the strategic plan. A brief summary of each of the three equally-weighted metrics and the rationale for selecting each follow.

2018 STI Metrics	Weighting	Performance Link

TSA Exits	1/3rd

Exiting our TSAs with MetLife is a key driver in 2018 of establishing a cost-competitive company. We also believe that TSA Exits in 2018 represent a key directional indicator for reducing corporate expenses in 2019 and 2020.

Annuity Sales	1/3rd	Annuity sales are vital to our growth prospects and franchise stability.

Adjusted Statutory Earnings	1/3rd

Adjusted Statutory Earnings measure Brighthouse’s ability to pay future distributions and are reflective of whether our hedging program functions as intended. As an STI metric, it also reflects factors that the broad population of STI participants are most able to directly impact and influence.

Each 2018 STI metric has a threshold (50%), target (100%) and maximum (150%) level of performance. Short-term incentive plan payouts, if any, will be based upon the Company’s achievement of the metrics specified above, as well as qualitative factors the Compensation Committee deems appropriate, including each SLMG member’s accomplishments during 2018. We believe the underlying goals for each STI metric are appropriately rigorous. If earned, STI awards for 2018 will be paid in calendar year 2019.

2018 Long-Term Incentive Awards

In February 2018, the independent members of the Board, on the recommendation of the Compensation

56  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Compensation Discussion and Analysis

Committee, approved a long-term equity incentive (“LTI”) award for Mr. Steigerwalt, and the Compensation Committee approved LTI awards for our other NEOs. The table below shows the breakdown of award vehicles chosen for 2018 long-term equity incentive awards.

Type of Award	Percentage of Total LTI Value	Vesting

Performance Share Units (“PSUs”)	1/3rd	Cliff vest after year 3, subject to achievement of pre-established performance goals over the 2018-2020 performance period

Nonqualified Stock Options	1/3rd	Ratable vesting over 3 years (1/3rd vests at each anniversary; 10-year term; exercise price is closing price on grant date)

Restricted Stock Units	1/3rd	Ratable vesting over 3 years (1/3rd vests at each anniversary)

The decision to use PSUs, and the mix of PSUs relative to the other long-term equity elements, was carefully considered by the Compensation Committee in light of the challenges of setting long-term performance goals as a new public company. The Compensation Committee will consider a heavier weighting of PSUs in future awards as the Company matures and gains historical data that makes long-term goal setting more precise. The 2018 long-term equity incentive awards are subject to stockholder approval of the Employee Plan, which will be presented at the Annual Meeting.

The 2018 PSUs measure Brighthouse’s performance over the 2018-2020 performance period. The actual number of shares issued, if any, at the end of the performance period will depend on the Company’s actual performance. We believe the underlying goals for each PSU metric are appropriately rigorous. A brief summary of the PSU metrics, the weighting and the rationale for each follow.

2018 PSU Metrics	Weighting	Performance Link

Corporate Expense Reduction	60%

Expense reduction by 2020 aligns with Brighthouse’s outlook, as previously disclosed in public filings. As a result of Brighthouse’s mid-year separation from MetLife, the comparative measurement period is July 1, 2017 – June 30, 2018 versus annualized expenses from July 1, 2020 – December 31, 2020.

Capital Return	40%

Capital returns are a key metric evaluated by stockholders.

Capital return is often the best way to demonstrate alignment to stockholders’ interests, especially if the stock trades below book value. Return on stockholders’ capital, in the form of dividends or stock buybacks, for example, would demonstrate such an alignment, and goals will align with stockholder communications.

2018 Proxy Statement  |  57

Compensation Discussion and Analysis	Brighthouse Financial, Inc.

2018 Target Total Compensation Opportunities

With the exception of the changes described below to Ms. DeBiase’s Target Total Compensation opportunity, no adjustments were made to the Target Total Compensation opportunities of the CEO or any of the other NEOs. In February 2018, Ms. DeBiase was named the Company’s Chief Administrative Officer, in addition to her position as the Company’s General Counsel. In connection with Ms. DeBiase’s expanded role as the Chief Administrative Officer, the Compensation Committee adjusted Ms. DeBiase’s base salary to $600,000 from $575,000 and also increased Ms. DeBiase’s target annual incentive opportunity to 120% of her base salary from 110%. Her long-term incentive opportunity was unchanged.

Section 4 – Additional Compensation Practices and Policies

Stock Ownership and Retention Guidelines

We have implemented stock ownership and retention guidelines for members of the SLMG, including our NEOs, effective January 1, 2018. The guidelines are intended to align the interests of the SLMG members with those of our stockholders by requiring the executives subject to the guidelines to obtain and maintain significant ownership in our stock. The ownership guidelines are set as a multiple of the executive’s base salary as in effect on January 1, 2018, which is then converted into a number of shares of common stock based upon the closing price of our common stock on January 2, 2018, which was $57.67. The ownership levels applicable to our NEOs are as follows.

Name	Multiple of Base Salary	Number of Shares

Eric T. Steigerwalt	6x	93,637

Anant Bhalla	3x	31,213

John L. Rosenthal	3x	28,612

Peter M. Carlson	3x	31,213

Christine M. DeBiase	3x	29,912

Executives subject to the guidelines must retain at least 50% of the net after-tax shares acquired from settlement or exercise of stock-based awards until the applicable ownership level is achieved. Executives are expected to meet the applicable stock ownership guideline within five years of becoming subject to the guidelines. Shares that are included in determining an executive’s stock ownership level include shares owned outright (or jointly with a spouse or in a trust over which an executive has investment control), net shares received from exercise and/or settlement of stock-based awards under the Employee Plan, and shares acquired pursuant to the Company’s Employee Stock Purchase Plan. Shares underlying unvested equity awards are not included in determining an executive’s ownership level.

Benefit Plans

Brighthouse Savings Plan and Auxiliary Savings Plan

Our employees, including our NEOs, are eligible to participate in the Brighthouse Services, LLC Savings Plan and Trust (the “Brighthouse Savings Plan”), which is a tax-qualified 401(k) plan. In addition, certain of our employees, including our NEOs, are eligible to participate in the Brighthouse Services,

58  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Compensation Discussion and Analysis

LLC Auxiliary Savings Plan (the “Auxiliary Plan”). Participants in the Auxiliary Plan receive company matching and profit sharing contributions that would have been made to the Brighthouse Savings Plan except that the participant’s compensation exceeds certain tax qualified plan limits imposed under the Code. Employees who elect to participate in the Brighthouse Savings Plan and who also elect to participate in the Brighthouse Services, LLC Voluntary Deferred Compensation Plan (“VDCP”) will be eligible to receive matching contributions in the Auxiliary Plan on amounts deferred into the VDCP equal to the amount of matching contributions that would have been made to the Brighthouse Savings Plan. As explained below, the VDCP was not in effect during Fiscal 2017. For the Company matching and profit sharing contributions made under the Brighthouse Savings Plan and Auxiliary Plan in respect of Fiscal 2017, see the “All Other Compensation” column in the Summary Compensation Table, below. Company matching and profit sharing contributions in the Brighthouse Savings Plan and the Auxiliary Plan become 100% vested after the participant completes two years of service. Under the Auxiliary Plan, in the event of a change of control, all participants will be fully vested in all contributions, including earnings, under the Auxiliary Plan. In addition, no amendments can be made to the Auxiliary Plan after a change of control that would decrease the value of benefits accrued to any participant under the Auxiliary Plan as of the date of the change of control or change the time or form of distribution under the Auxiliary Plan to eliminate lump sum distributions or further defer the time of payment.

Voluntary Deferred Compensation Plan

In December 2017, Brighthouse Services adopted the VDCP, which is a non-qualified deferred compensation plan. Effective January 1, 2018, the VDCP allows a select group of management the opportunity to defer between 10% and 50% of eligible base salary and from 10% to 80% of STI awards. Amounts deferred are notionally invested in investment tracking funds selected by the participant. Participants can elect to have deferred compensation accounts paid, or begin to be paid, in a specific year, which cannot be earlier than May of the third calendar year following the year the compensation was earned, and may elect to receive distributions in either a single lump sum or up to 15 annual installments. In the event of a participant’s death before distributions commence or are completed, the participant’s account balance will be paid in a single lump sum to the participant’s beneficiary. In the event of a change of control, no amendments can be made to the VDCP after a change of control that would decrease the amount in a participant’s deferred compensation account accrued under the VDCP as of the date of the change of control or modify the time or form of distributions under the VDCP.

Termination and Change in Control Benefits

As of December 31, 2017, we had no employment agreements or offer letters with any of our NEOs that provide for severance or change in control benefits. As we previously disclosed, we intend to provide severance pay and related benefits to employees discontinued due to job elimination in order to encourage a focus on transition to other opportunities and allow us to obtain a release of employment-related claims and to adopt change-in-control arrangements in order to retain senior executive officers while a transaction is pending and encourage them to act in the best interests of stockholders, promoting maximum stockholder value without impinging on flexibility to engage in a transaction.

2018 Proxy Statement  |  59

Compensation Discussion and Analysis	Brighthouse Financial, Inc.

During Fiscal 2017, we did not have any outstanding equity awards because we did not have a stockholder-approved equity compensation plan. We are seeking stockholder approval of the Employee Plan (see “Proposal 5 – Approval of the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan”). Awards under the Employee Plan may become payable in the event of an NEO’s termination, retirement, or death, or upon the occurrence of a change in control of Brighthouse. Under the Auxiliary Plan, in the event of a change of control, all participants will be fully vested in all contributions, including earnings, under the Auxiliary Plan. As of December 31, 2017, all of our NEOs were fully vested in their account balances under the Auxiliary Plan. See the Fiscal 2017 Nonqualified Deferred Compensation table on page 67 for each NEO’s aggregate account balance as of December 31, 2017.

Certain amounts credited to our NEOs under the Temporary Plan may vest and become payable in the event of the NEO’s death or termination on or following the date the NEO satisfies the “rule of 65” (generally, an age and service requirement). See the “Potential Payments Upon Termination or Change in Control” table, below, for additional information about amounts that would be payable to our NEOs under the Temporary Plan.

Stock-Based Award Timing Practices

Stock-based long-term incentive awards are expected to be granted on an annual basis to our executive officers, including the NEOs, in connection with Board and Compensation Committee meetings occurring in the first quarter of each year, although stock-based awards may be granted from time-to-time in connection with the hiring or change in responsibilities of an executive officer.

Tax Deductibility of Executive Compensation

For 2017, Section 162(m) of the Code placed a $1 million limit on the compensation that could be deducted for our chief executive officer and next three most highly compensated NEOs, except for compensation that qualified as performance-based compensation under Section 162(m). Certain elements of the compensation we provided in 2017 were intended to qualify for the performance-based compensation exception to Section 162(m), although the Compensation Committee retained discretion to pay non-deductible compensation if it determined doing so was in our best interest. The Tax Cuts and Jobs Act (“TCJA”), which was signed into law on December 22, 2017, eliminated the exception for performance based compensation under Section 162(m), although the TCJA does include a provision that grandfathers certain binding contracts in effect on November 2, 2017 that are not materially modified after that date. In light of the change in law, beginning in 2018 any compensation paid to our NEOs in excess of $1 million will not be deductible, except with respect to such grandfathered contracts.

Hedging and Pledging Prohibition

Our insider trading policy prohibits all Directors and employees, including our NEOs, from engaging in short sales, hedging, and trading in put and call options, with respect to the Company’s securities. The insider trading policy also prohibits Directors and employees, including our NEOs, from pledging Company securities.

60  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Compensation Discussion and Analysis

Clawback Policy

We expect to adopt a performance-based compensation recoupment policy that would allow us to seek recoupment of performance-based compensation if an employee engages in or contributes to fraudulent or other wrongful conduct that causes financial or reputational harm to Brighthouse or its affiliates. All awards granted under our Employee Plan are subject to any performance-based compensation recoupment policy in effect from time to time.

Risk Assessment

At its March 2018 meeting, the Compensation Committee reviewed the results of a 2017 annual compensation risk assessment prepared by SBCG and developed in consultation with management. Such assessment highlighted the inherently risk-balancing and risk-mitigating nature of the Company’s largely discretionary compensation program in 2017, other risk-mitigating features of the compensation program (such as caps on incentive payouts and balance in pay mix), and the associated compensation governance policies and Board-level controls in place to manage compensation-related risk. Following a discussion of such assessment and findings, the Compensation Committee concluded that the risks arising from the Company’s compensation programs are not reasonably likely to have a material adverse impact on the Company.

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed the CD&A with management. Based on the Compensation Committee’s review and discussion with management, the Compensation Committee recommended to the Board that the CD&A be included in the Company’s annual report on Form 10-K and in the Company’s Proxy Statement.

This report is provided by the following independent members of the Board, who comprise the Compensation Committee:

Compensation Committee

Diane E. Offereins (Chair)

Irene Chang Britt

Paul M. Wetzel

2018 Proxy Statement  |  61

Fiscal 2017 Compensation Tables	Brighthouse Financial, Inc.

Fiscal 2017

Compensation Tables

The information reported in the Summary Compensation Table is for the period from August 5, 2017, which is the first day following the Separation, to December 31, 2017. We refer to this period as “Fiscal 2017.” The footnotes to the Summary Compensation Table and the accompanying narrative disclosure discuss the manner in which the Fiscal 2017 compensation for our NEOs was calculated.

Fiscal 2017 Summary Compensation Table

Name and Title	Year	Salary (1)	Non-Equity Incentive Plan Compensation (2), (3)	All Other Compensation (4)	Total

Eric T. Steigerwalt President and Chief Executive Officer	2017	$349,049	$1,507,192	$115,853	$1,972,094

Anant Bhalla Executive Vice President and Chief Financial Officer	2017	$233,641	$688,444	$63,753	$985,838

John L. Rosenthal Executive Vice President and Chief Investment Officer	2017	$218,109	$894,708	$75,297	$1,188,114

Peter M. Carlson Executive Vice President and Chief Operating Officer	2017	$237,862	$771,139	$55,044	$1,064,045

Christine M. DeBiase Executive Vice President, General Counsel and Corporate Secretary*	2017	$224,232	$534,024	$50,041	$808,297

*	Effective February 2, 2018, Ms. DeBiase’s title was changed to Executive Vice President, Chief Administrative Officer and General Counsel. As of that date, Ms. DeBiase ceased serving as the Company’s Corporate Secretary.

(1)	The amounts in this column report the actual amount of base salary paid to each NEO during Fiscal 2017. Each NEO’s base salary as approved on August 9, 2017 is $900,000 for Mr. Steigerwalt, $600,000 for Mr. Bhalla, $550,000 for Mr. Rosenthal, $600,000 for Mr. Carlson, and $575,000 for Ms. DeBiase.

62  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Fiscal 2017 Compensation Tables

(2)	The amount in this column includes (i) the portion of each NEO’s award under the Brighthouse Services, LLC Amended and Restated Annual Variable Incentive Plan earned in respect of each NEO’s service to Brighthouse during Fiscal 2017, (ii) the Separation Bonus paid to each NEO, and (iii) the pro-rated portion of the aggregate payments, including interest, received by each NEO under the Temporary Plan in respect of service to Brighthouse during Fiscal 2017. The terms of AVIP and the Separation Bonus are summarized under “Compensation Discussion and Analysis – Elements of Compensation – Annual Variable Incentive Plan” and “Separation Bonus” above. The terms of the Temporary Plan are summarized below in the narrative disclosure accompanying the “Grants of Plan-Based Awards” table.

The table below shows the amount earned by each NEO in Fiscal 2017 under the AVIP, the Separation Bonus and the Temporary Plan.

Name	Annual Variable Incentive Plan	Separation Bonus	Temporary Incentive Deferred Compensation Plan

Eric T. Steigerwalt	$771,534	$472,500	$263,158

Anant Bhalla	$342,904	$210,000	$135,540

John L. Rosenthal	$459,655	$281,500	$153,553

Peter M. Carlson	$363,723	$222,750	$184,666

Christine M. DeBiase	$289,427	$177,250	$67,347

The table below shows the amount, including interest, paid to each NEO for Fiscal 2017 in respect of the different types of credits under the Temporary Plan.

Name	Fiscal 2017 Payment for Credit in Lieu of 2017 MetLife Equity Award	Fiscal 2017 Payment for Credit for Forfeited MetLife Equity Awards – Performance Shares	Fiscal 2017 Payment for Credit for Forfeited MetLife Equity Awards – RSUs	Fiscal 2017 Payment for Credit for Forfeited MetLife Equity Awards – Stock Options

Eric T. Steigerwalt	$263,158	$-	$-	$-

Anant Bhalla	$80,702	$29,796	$24,726	$-

John L. Rosenthal	$153,553	$-	$-	$-

Peter M. Carlson	$-	$76,973	$71,378	$36,315

Christine M. DeBiase	$67,347	$-	$-	$-

2018 Proxy Statement  |  63

Fiscal 2017 Compensation Tables	Brighthouse Financial, Inc.

(3)	The full amount received by each NEO under the Temporary Plan for calendar year 2017, including interest, is $409,712 for Mr. Steigerwalt, $378,815 for Mr. Bhalla, $239,067 for Mr. Rosenthal, $777,964 for Mr. Carlson, and $104,852 for Ms. DeBiase. The full amount of each NEO’s AVIP award for calendar year 2017 is $1,890,000 for Mr. Steigerwalt, $840,000 for Mr. Bhalla, $1,126,000 for Mr. Rosenthal, $891,000 for Mr. Carlson, and $709,000 for Ms. DeBiase.

(4) All Other Compensation

The amounts reported in this column include for each NEO Company contributions in respect of Fiscal 2017 to the Brighthouse Savings Plan and the Auxiliary Plan, in the following amounts:

Name	Brighthouse Savings Plan	Auxiliary Plan

Eric T. Steigerwalt	$7,221	$108,632

Anant Bhalla	$12,214	$51,539

John L. Rosenthal	$9,061	$66,236

Peter M. Carlson	$12,384	$42,660

Christine M. DeBiase	$8,895	$41,146

Fiscal 2017 Grants of Plan-Based Awards

Prior to the Separation, many of our employees, including all of our NEOs, were employees of MetLife. In anticipation of the Separation, we established the Temporary Plan to provide a means of compensating such employees in respect of forgone 2017 equity awards from MetLife and/or MetLife equity awards that were forfeited due to the Separation. The amounts credited to our NEOs under the Temporary Plan for Fiscal 2017 are reported in the table below.

The dollar value reported in the Non-Equity Incentive Plan column of the Summary Compensation Table for payments under the Temporary Plan has been pro-rated to show the portion of such payments that were made in respect of our NEOs service during Fiscal 2017. Prior to August 5, 2017, Brighthouse Services, which is the entity that employs our employees, was a wholly-owned subsidiary of MetLife, and as a result, compensation received prior to August 5, 2017 is not reportable under Securities and Exchange Commission rules as compensation paid by Brighthouse. The total Temporary Plan credits awarded to our NEOs is disclosed above under the heading “Compensation Discussion and Analysis - Features of our Fiscal 2017 Executive Compensation Program - Elements of Fiscal 2017 Compensation - Temporary Incentive Deferred Compensation Plan.”

The amounts reported in the table below awarded under the Temporary Plan are not subject to stockholder approval due to the spin-off transition rules under Section 162(m) of the Code. We are seeking stockholder approval of the material terms of the performance goals for certain future tranches payable under the Temporary Plan.

64  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Fiscal 2017 Compensation Tables

		Grant Date	Estimated future payouts under non-equity incentive plan awards
Name	Grant Type		Threshold	Target		Maximum

Eric T. Steigerwalt	AVIP		$-	$1,800,000		$7,000,000

	Separation Bonus		$-	$450,000		$-

	Temporary Plan – Credit in Lieu of 2017 MetLife Award	8/9/17	$-	$263,158	(1)	$

Anant Bhalla	AVIP		$-	$840,000		$7,000,000

	Separation Bonus		$-	$210,000		$-

	Temporary Plan – Credit in Lieu of 2017 MetLife Award	3/28/17	$-	$80,702	(1)	$-

	Temporary Plan – Credit for Forfeited 2015 MetLife RSUs	8/7/17	$-	$9,932	(2)	$-

	Temporary Plan – Credit for Forfeited 2016 MetLife RSUs	8/7/17	$-	$14,794	(3)	$-

	Temporary Plan – Credit for Forfeited 2015 MetLife Performance Shares	8/7/17	$-	$29,796	(4)	$-

John L. Rosenthal	AVIP		$-	$1,072,500		$7,000,000

	Separation Bonus		$-	$268,125		$-

	Temporary Plan – Credit in Lieu of 2017 MetLife Award	3/28/17	$-	$153,553	(1)	$-

2018 Proxy Statement  |  65

Fiscal 2017 Compensation Tables	Brighthouse Financial, Inc.

			Estimated future payouts under non-equity incentive plan awards
Name	Grant Type	Grant Date	Threshold	Target		Maximum
Peter M. Carlson	AVIP		$-	$900,000		$7,000,000
	Separation Bonus		$-	$225,000		$-
	Temporary Plan – Credit for Forfeited 2015 MetLife RSUs	8/7/17	$-	$12,832	(2)	$-
	Temporary Plan – Credit for Forfeited 2016 MetLife RSUs	8/7/17	$-	$19,735	(3)	$-
	Temporary Plan – Credit for Forfeited 2017 MetLife RSUs	8/7/17	$-	$38,811	(5)	$-
	Temporary Plan – Credit for Forfeited 2015 MetLife Performance Shares	8/7/17	$-	$76,973	(4)	$-
	Temporary Plan – Credit for Forfeited 2015 MetLife Stock Options	8/7/17	$-	$36,315	(6)	$-

Christine M. DeBiase	AVIP		$-	$632,500		$7,000,000
	Separation Bonus		$-	$177,250		$-
	Temporary Plan – Credit in Lieu of 2017 MetLife Award	3/28/17	$-	$67,347	(1)	$-

(1)	Represents a pro-rated portion, including interest, of the credit under the Temporary Plan awarded in respect of forgone 2017 equity awards from MetLife. This first tranche of the credit vests on March 28, 2018 and was subject to the achievement of one or more performance goals established for purposes of Section 162(m) of the Code.
(2)	Represents a pro-rated portion, including interest, of the credit under the Temporary Plan award in respect of a MetLife restricted stock unit award granted by MetLife in 2015 that was forfeited as a result of the Separation. This credit vested on February 24, 2018 and was subject to the achievement of one or more performance goals established for purposes of Section 162(m) of the Code.
(3)	Represents a pro-rated portion, including interest, of the credit under the Temporary Plan award in respect of a MetLife restricted stock unit award granted by MetLife in 2016 that was forfeited as a result of the Separation. This portion of the credit in respect of this award vested on March 1, 2018 and was subject to the achievement of one or more performance goals established for purposes of Section 162(m) of the Code.

66  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Fiscal 2017 Compensation Tables

(4)	Represents a pro-rated portion, including interest, of the credit under the Temporary Plan award in respect of MetLife performance shares granted by MetLife in 2015 that were forfeited as a result of the Separation. This credit vested on February 24, 2018 and was subject to the achievement of one or more performance goals established for purposes of Section 162(m) of the Code.
(5)	Represents the pro-rated portion, including interest, of the credit under the Temporary Plan award in respect of a MetLife restricted stock unit award granted by MetLife in 2017 that was forfeited as a result of the Separation. This portion of the credit vested on March 1, 2018 and was subject to the achievement of one or more performance goals established for purposes of Section 162(m) of the Code.
(6)	Represents a pro-rated portion, including interest, of the credit under the Temporary Plan awarded in respect of a MetLife stock option award granted by MetLife in 2015 that was forfeited as a result of the Separation. This credit vested on February 24, 2018 and was subject to the achievement of one or more performance goals established for purposes of Section 162(m) of the Code.

Fiscal 2017 Nonqualified Deferred Compensation

Name	Plan Name	Executive contributions in last Fiscal Year	Registrant contributions in last Fiscal Year (1)	Aggregate earnings in last Fiscal Year	Aggregate withdrawals/ distributions	Aggregate balance at last Fiscal Year end
Eric T. Steigerwalt	Auxiliary Plan	$0	$108,632	$2,110	$0	$257,469
Anant Bhalla	Auxiliary Plan	$0	$51,539	$1,536	$0	$100,018
John L. Rosenthal	Auxiliary Plan	$0	$66,236	$1,367	$0	$177,677
Peter M. Carlson	Auxiliary Plan	$0	$42,660	$209	$0	$74,775
Christine M. DeBiase	Auxiliary Plan	$0	$41,146	$610	$0	$80,164

(1)	Amounts in this column are reported as components of employer contributions to the Auxiliary Plan for Fiscal 2017 in the “All Other Compensation” column of the Summary Compensation Table above.

Auxiliary Plan

NEOs and other eligible employees who elected to contribute a portion of their eligible compensation under the tax-qualified Brighthouse Savings Plan in 2017 received a Company matching contribution which is equal to 100% of the first 6% of their eligible compensation in that plan in 2017. In addition, a non-elective Company contribution equal to 3% of the compensation is allocated to eligible employees in that plan in 2017. Amounts reported in the Nonqualified Deferred Compensation table have been prorated to reflect the portion of the employer contributions to the Auxiliary Plan that relate to each NEO’s service during Fiscal 2017.

The Code limits compensation that is eligible for employer contributions under the Brighthouse Savings Plan. In 2017, the Company could not make contributions based on compensation over $270,000.

2018 Proxy Statement  |  67

Fiscal 2017 Compensation Tables	Brighthouse Financial, Inc.

NEOs and other eligible employees who elected to participate in the Brighthouse Savings Plan during 2017 were credited with a percentage of their eligible compensation beyond that limit. The Company contribution, both the matching and non-elective contribution, was determined using the same employee contribution rate and Company contribution rate as applied under the Brighthouse Savings Plan. This Company contribution is credited to an account established for the employee under the nonqualified Auxiliary Plan.

Auxiliary Plan balances are paid in a lump sum as soon as administratively practicable after termination of employment.

Amounts in the Auxiliary Plan are subject to the requirements of Section 409A. Payments to the top 50 highest paid officers that are due upon separation from service are delayed for six months following their separation, in compliance with Section 409A.

Employees may choose from a number of simulated investments for their Auxiliary Plan accounts. These simulated investments were identical to the core funds offered under the Brighthouse Savings Plan in 2017. Employees may change the simulated investments for new Company contributions to their Auxiliary Plan accounts at any time.

The following table shows the simulated investment return for each of the alternatives under the Auxiliary Plan for calendar year 2017.

Fund Name	2017 Return

Schwab Government Money Fund - Investor Shares	0.50%

Western Asset Core Bond Fund Class Investor Shares	5.23%

Vanguard Inflation-Protected Securities Fund Admiral Shares	2.91%

Vanguard Value Index Fund Admiral Shares	17.13%

Vanguard 500 Index Fund Admiral Shares	21.79%

Vanguard Mid-Cap Index Fund Admiral Shares	19.25%

Vanguard Small Cap Index Fund Admiral Shares	16.24%

Fidelity Nasdaq Composite Index	29.25%

Fidelity Overseas Fund	29.65%

Vanguard Emerging Markets Stock Index Fund Admiral Shares	31.38%

Cohen & Steers Real Estate Securities Fund, Inc. Class Institutional	8.09%

American Funds 2010 Target Date Retirement Fund - Class R6	10.41%

American Funds 2015 Target Date Retirement Fund - Class R6	11.19%

American Funds 2020 Target Date Retirement Fund - Class R6	12.87%

American Funds 2025 Target Date Retirement Fund - Class R6	15.33%

68  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Fiscal 2017 Compensation Tables

Fund Name	2017 Return

American Funds 2030 Target Date Retirement Fund - Class R6	18.40%

American Funds 2035 Target Date Retirement Fund - Class R6	21.04%

American Funds 2040 Target Date Retirement Fund - Class R6	21.98%

American Funds 2045 Target Date Retirement Fund - Class R6	22.44%

American Funds 2050 Target Date Retirement Fund - Class R6	22.61%

American Funds 2055 Target Date Retirement Fund - Class R6	22.63%

American Funds 2060 Target Date Retirement Fund - Class R6	22.49%

Potential Payments Upon Termination or Change in Control

Temporary Incentive Deferred Compensation Plan

Our NEOs may be eligible to receive payments under the Temporary Plan in the event of a termination of employment under certain circumstances, as described below.

Credits in respect of forfeited MetLife equity awards

The following provisions apply to NEOs who received credits under the Temporary Plan in respect of MetLife equity awards that were forfeited as a result of the Separation:

Termination followed by entry into a separation agreement with Brighthouse Services

If Brighthouse Services agrees to enter into a separation agreement with the NEO under a severance program of Brighthouse Services and the separation agreement is effective no later than March 15th of the year after the separation agreement is offered to the NEOs, the NEO’s outstanding Temporary Plan credits in respect of forfeited MetLife equity awards will vest when the separation agreement becomes final. Payments will be made as soon as administratively practicable following the original vesting date(s), subject to the achievement of the Section 162(m) performance metrics established for each year. There is currently no, and during Fiscal 2017 there was no, severance program in which our NEOs are eligible to participate.

Death

In the event of an NEO’s termination due to death, the NEO’s credits in respect of forfeited MetLife equity awards will vest immediately prior to such termination. Payments in respect of such credits will be made as soon as administratively practicable following the original vesting date(s), without regard to the requirement that the Section 162(m) performance metrics established for each year are achieved.

All other terminations

In the event of an NEO’s termination for any other reason, all unvested credits in respect of forfeited MetLife equity awards will be forfeited, provided that if an NEO is terminated for “Cause,” all outstanding credits, whether vested or unvested, will be forfeited.

2018 Proxy Statement  |  69

Fiscal 2017 Compensation Tables	Brighthouse Financial, Inc.

Credits in respect of forgone 2017 MetLife equity awards

The following provisions apply to NEOs who received credits under the Temporary Plan in respect of forgone 2017 equity awards from MetLife:

Rule of 65

If an NEO’s employment terminates on or after the NEO’s “Rule of 65 Date” (other than a termination for “Cause”), the tranche(s) of the credits in respect of forgone 2017 MetLife equity awards that have not yet vested will become vested as of immediately after the termination, and will be paid as soon as administratively practicable after six months following the original vesting date for each such tranche, subject to the achievement of the Section 162(m) performance metrics established for such tranche. “Rule of 65 Date” means the date that the sum of a participant’s age plus years of service equals or exceed 65, provided the participant has at least five (5) years of service.

Termination followed by entry into a separation agreement with Brighthouse Services

If Brighthouse Services agrees to enter into a separation agreement with the NEO under a severance program of Brighthouse Services and the separation agreement is effective no later than March 15th of the year after the separation agreement is offered to the NEOs, the tranche(s) of the credits in respect of forgone 2017 MetLife equity awards that have not yet vested will become vested when the separation agreement becomes final, and will be paid as soon as administratively practicable after six months following the original vesting date(s) for each such tranche, subject to the achievement of the Section 162(m) performance metrics established for each year. There is currently no, and during Fiscal 2017 there was no, severance program in which our NEOs are eligible to participate.

Death

In the event of an NEO’s termination due to death, all unvested tranche(s) of the credits in respect of forgone 2017 MetLife equity awards that have not yet vested will become vested as of immediately after the termination. Payment will be made as soon as administratively practicable following the original vesting date(s), without regard to the requirement that the Section 162(m) performance metrics established for each year are achieved.

All other terminations

In the event of an NEO’s termination for any other reason, all unvested credits in respect of forgone 2017 MetLife equity awards will be forfeited provided that if an NEO is terminated for “Cause,” all outstanding credits, whether vested or unvested, will be forfeited.

Under the Temporary Plan, “Cause” generally means: (i) willful failure to substantially perform duties (other than due to physical or mental illness) after reasonable notice of such failure; (ii) engaging in serious misconduct that is injurious to Brighthouse or any affiliate in any way, including damage to reputation or standing; (iii) being convicted of, or entering a plea of nolo contendere to, a felony; or (iv) breach of any written covenant or agreement with Brighthouse or any affiliate not to disclose or misuse any information pertaining to, or misuse and property of Brighthouse or any affiliate or not to complete or interfere with Brighthouse or any affiliate.

The Temporary Plan does not provide for any payments upon or following the occurrence of a change in control of Brighthouse or any of its affiliates, including Brighthouse Services.

The following table summarizes estimated payments and benefits that would be provided to our NEOs under the Temporary Plan in connection with a termination of employment under various scenarios described above, assuming such event occurred on December 31, 2017.

70  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Fiscal 2017 Compensation Tables

Credits in respect of forfeited MetLife equity awards

Name	Trigger and Amount

Anant Bhalla	Death - $450,000, plus interest

Peter M. Carlson	Death - $2,092,873, plus interest

Credits in respect of forgone 2017 MetLife Equity Awards

Name	Trigger and Amount

Eric T. Steigerwalt	Rule of 65 - $400,000, plus interest Death - $1,200,000, plus interest

Anant Bhalla	Death - $368,000, plus interest

John L. Rosenthal	Rule of 65 - $233,400, plus interest Death - $700,200, plus interest

Christine M. DeBiase	Rule of 65 - $102,367, plus interest Death - $307,100, plus interest

2018 Proxy Statement  |  71

Proposal 4 - Frequency of Future Say-on-Pay Votes	Brighthouse Financial, Inc.

Proposal 4

Advisory vote on the frequency of future

advisory votes to approve the compensation

paid to Brighthouse’s Named Executive Officers

In accordance with Section 14A of the Exchange Act, we are also providing stockholders with an advisory (non-binding) vote to express their preference on the frequency of votes to approve the compensation paid to Brighthouse’s NEOs, commonly referred to as say-on-pay. Stockholders may cast a vote in favor of an advisory vote on executive compensation being held every one, two, or three years, or they may abstain.

This is the first opportunity for our stockholders to express their preference regarding how frequently Brighthouse should submit say-on-pay proposals for advisory votes by stockholders. The Board recommends an annual vote frequency, as this will enable stockholders to provide timely feedback regarding Brighthouse’s executive compensation programs and practices, and is consistent with having regular dialogue with stockholders.

The vote on frequency of future say-on-pay votes is advisory only. The result will not be binding on the Board, although the Board does intend to consider the outcome of the vote when determining the frequency with which future say-on-pay votes will be conducted.

The Board expects to make its determination and disclose its decision to stockholders within 150 days of the Annual Meeting.

Unless the Board decides to hold an earlier say-on-pay frequency vote, the Company will not be required to hold another such vote until 2024.

The Compensation Committee and the Board of Directors believe that an annual advisory vote on executive compensation is in the best interests of Brighthouse and its stockholders.

Accordingly, the Board of Directors recommends that stockholders vote in favor of a ONE YEAR frequency for future advisory votes on executive compensation.

72  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Proposal 5 - Approval of the Employee Plan

Proposal 5

Approval of the Brighthouse Financial, Inc.

2017 Stock and Incentive Compensation Plan

In August 2017, following our establishment as an independent company, the Board adopted the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan (“Employee Plan”), subject to stockholder approval.

The purpose of the Employee Plan is to promote the success and enhance the value of Brighthouse and its affiliates by linking the personal interests of employees to those of Brighthouse’s stockholders, and by providing participants with an incentive for strong performance. The Employee Plan is further intended to provide flexibility to Brighthouse in our ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of our operation largely is dependent.

If stockholders decline to approve the Employee Plan, we will not be authorized to compensate employees in Shares, which will limit and impair our ability to motivate, attract, and retain qualified individuals. As a result, we would need to make significant changes to our compensation practices that would limit our flexibility to provide competitive compensation and thus our ability to motivate, attract, and retain highly qualified talent.

Section 162(m) of the Code (“Section 162(m)”) limits the deductibility of compensation paid to certain executives to $1 million, but exempts certain “performance-based” compensation from those limits. The Tax Cuts and Jobs Act (“TCJA”) eliminated the exception for performance-based compensation under Section 162(m), although the TCJA includes a provision that grandfathers certain arrangements in place on November 2, 2017 that are not materially modified after that date. Under the Employee Plan, the Compensation Committee has the flexibility to grant awards that are intended to be eligible to qualify as performance-based compensation and, as a result, are intended to be eligible to be fully deductible. In approving the Employee Plan, stockholders would approve the material terms of the performance goals set forth in that plan for purposes of qualifying awards granted in 2017 as performance-based compensation under Section 162(m). Even if stockholders approve the Employee Plan, amounts payable in respect of awards granted by the Compensation Committee that are intended to satisfy the requirements for performance-based compensation under Section 162(m) may ultimately be non-deductible. In addition, even if stockholders approve the Employee Plan, the Compensation Committee may grant awards, and is expected to grant awards as a result of TCJA, that are not intended to be eligible to be performance-based compensation under Section 162(m) and are not deductible, if it determines that it is in the Company’s best interests to do so.

Assuming stockholder approval of the Employee Plan, at the Company’s forecasted pace of granting awards that normally pay out in Shares or allow the purchase of Shares, assuming stable future rates (based on current rates) of compensation, award recipient population, award forfeitures, Shares withheld for tax purposes, and Share price, the Company currently expects the total number of Shares reserved for issuance to last for at least three years, beginning with awards made in 2017 subject to stockholder approval.

2018 Proxy Statement  |  73

Proposal 5 - Approval of the Employee Plan	Brighthouse Financial, Inc.

Plan Highlights

The Employee Plan affords flexibility in designing long-term equity and equity-based incentives that are responsive to evolving regulatory changes, compensation best practices and the strategy of Brighthouse through the incorporation of tailored, performance-based measures. The Employee Plan also contains a number of features that are designed to protect and promote stockholder interests and ensure that awards are granted through a disciplined and thoughtful process, including the following:

No Discounted Stock Options

The Employee Plan prohibits the grant of stock options with an exercise price less than the fair market value of our Common Stock on the date of grant.

No Repricing of Awards Without Prior Stockholder Approval

The Employee Plan prohibits the repricing of stock options and stock appreciation rights without stockholder approval.

No Grants of “Reload” Awards Without Stockholder Approval

The Employee Plan does not provide for “reload” awards (the automatic substitution of a new award of like kind and amount upon the exercise of a previously granted award) without stockholder approval.

No Annual “Evergreen” Provision

The Employee Plan provides a specific maximum share limitation of 7,000,000 Shares and does not contain an annual or automatic increase in the number of shares available for awards.

Cap on Full-Value Awards

The Employee Plan includes a limit on the number of Shares (1,000,000) that may be issued as full-value awards (i.e., awards other than stock options or stock appreciation rights) to any one participant.

Prohibition of Certain Share Recycling, or “Liberal Share Counting,” Practices

The Employee Plan prohibits adding back to the total share authorization shares that were withheld, deducted, or delivered for tax payments relating to stock options or stock appreciation rights; used to pay the exercise price of stock options; repurchased on the open market with proceeds of stock option exercises; or not issued upon exercise for any reason (including as a result of the net settlement or net exercise) of an outstanding stock option or share-settled stock appreciation right.

No Dividends Paid Out on Unearned Performance Awards

The Employee Plan provides that dividend equivalents payable on performance awards may be paid only when the underlying award is paid or settled.

No “Liberal Change in Control” Definition

The Employee Plan’s definition of “change of control” for purposes of accelerating vesting of awards is not considered “liberal.” For example, mergers, consolidations, reorganizations, asset sales and asset dispositions only give rise to a change of control if they are consummated (with existing stockholders owning less than a majority of the voting power after the transaction), and not if they are merely approved by stockholders.

Minimum Vesting Requirement

Subject to the terms of the Plan, full value awards under the Employee Plan have a minimum vesting period of at least one year for awards subject to the achievement of performance goals and three years (at a rate of not greater than 1/3rd per year) for awards that vest solely based upon continued service.

74  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Proposal 5 - Approval of the Employee Plan

Ten-Year Plan Term

The Employee Plan prohibits granting awards after August 8, 2027 and limits the exercise term of stock options and stock appreciation rights to ten years from the grant date.

Independent Committee Administration

The Employee Plan is administered by our Compensation Committee, which is comprised solely of independent, outside, non-employee directors.

Plan Summary

The following is a summary of the material provisions of the Employee Plan and is qualified in its entirety by reference to the complete text of the Employee Plan included in this Proxy Statement as Appendix 1.

Purpose, Duration, and Governance

The purpose of the Employee Plan is to promote the success and enhance the value of Brighthouse and its affiliates by linking the personal interests of participants in the Employee Plan to the interests of Brighthouse’s stockholders and to provide an incentive for outstanding performance. Subject to stockholder approval, the Employee Plan will remain in effect until the earlier of its termination in accordance with its terms, the tenth anniversary of the date it became effective, or the purchase or acquisition of all of the shares subject to the Employee Plan.

The Compensation Committee (or another Committee designated by the Board) may make grants of nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Stock-Based Awards and determines all of the terms of awards. Each award will be evidenced by a written Award Agreement, which may take electronic form.

Each award under the Employee Plan will constitute compensation for services performed or to be performed by the recipient. The Employee Plan does not require anyone eligible to receive an award to pay any monetary consideration for the award.

Share Authorization and Limits

The number of Shares reserved for issuance under the Employee Plan is seven million (7,000,000).

Awards intended to be eligible to be Performance-Based Compensation (as defined below) under Section 162(m) are subject to the following limits in any one fiscal year to any one individual:

•	Stock Options or Stock Appreciation Rights: 2,000,000 Shares;
•	Restricted Stock or Restricted Stock Units: 1,000,000 Shares;
•	Performance Shares or Performance Units: 1,000,000 Shares;
•	Cash-Based Awards: $10,000,000; and
•	Stock-Based Awards: 1,000,000 Shares.

Brighthouse does not currently anticipate that anyone will be granted awards in the amount of any of the award limits.

Upon the consummation of certain corporate events, such as a change in capitalization of Brighthouse, merger, or stock split, the Compensation Committee will, in order to prevent dilution or enlargement of award-holders’ rights, substitute or adjust share limits and terms of awards under the Employee Plan. The Compensation Committee may make adjustments in the terms and conditions of awards due to other unusual or nonrecurring events affecting Brighthouse or changes in applicable laws, regulations, or accounting principles, whenever the Committee determines appropriate to prevent unintended dilution or enlargement of the benefits of the award (“Award Adjustments”).

2018 Proxy Statement  |  75

Proposal 5 - Approval of the Employee Plan	Brighthouse Financial, Inc.

Eligibility

All employees of Brighthouse and its affiliates are eligible for awards under the Employee Plan. Directors who are not otherwise employed by Brighthouse or any affiliate are not eligible to receive awards under the Employee Plan (see Proposal 6, which seeks stockholder approval of the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan, pursuant to which independent, non-employee members of the Board are eligible to receive equity-based awards). As of December 31, 2017, there were approximately 1,263 individuals who would have been eligible to participate in the Employee Plan.

Administration

The Compensation Committee will administer the Employee Plan. Actions taken by the Compensation Committee are final, conclusive, and binding. The Compensation Committee has discretion to interpret the Employee Plan, determine eligibility for awards under the plan, establish the terms of awards and adopt rules and regulations for administering the Employee Plan. Subject to applicable restrictions in the Compensation Committee Charter, the Compensation Committee may delegate any of its administrative duties to any other person or persons. The Compensation Committee may also delegate any of its duties, except with respect to awards intended to be Performance-Based Compensation, to one or more Compensation Committee members or to one or more officers of Brighthouse or its affiliates, subject to periodic reports to the Compensation Committee regarding the nature and scope of the awards granted under such delegation, and subject to applicable restrictions in the Committee’s Charter.

Fair Market Value

For purposes of the Employee Plan, the Compensation Committee has the authority to determine fair market value with respect to Shares using any of several alternative methods commonly used in compensation practices, including the average trading values of the stock over a period of days. The Compensation Committee may elect to use different methods of establishing fair market value at different times, or for different purposes, under the Employee Plan (such as using the average of a single day’s high and low trading prices for establishing the exercise price of a Stock Option, but a multi-day average for valuing Shares delivered in lieu of a cash payment).

Minimum Vesting or Restriction Period

Awards under the Employee Plan are generally subject to minimum vesting or restriction periods. For awards that vest in whole or in part on the attainment of one or more performance goals, the vesting period will not be less than one year. For awards that vest solely based upon the participant’s continued service, the award cannot become vested as to more than one-third of the Shares on each of the first and second anniversaries of the grant date.

Stock Options

Under the Employee Plan, the Compensation Committee may grant options to purchase Shares (“Stock Options”) that are not intended to be incentive stock options within the meaning of Section 422 of the Code. No Stock Option may be exercised later than the tenth anniversary date of its grant. The Compensation Committee determines, in each Award Agreement, the extent to which an individual has

76  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Proposal 5 - Approval of the Employee Plan

the right to exercise each Stock Option following termination of employment with Brighthouse or its affiliates. The Compensation Committee may substitute Stock Appreciation Rights (as defined below) for any outstanding Stock Options, on terms and economic benefit equivalent to such Stock Options (“SAR Substitution”).

The exercise price of each Stock Option must be based on 100% of the fair market value of our Common Stock on the date of grant, set at a premium to the fair market value of our Common Stock on the date of grant, or indexed (as determined by the Compensation Committee) to the fair market value of our Common Stock on the date of grant but in no event less than the fair market value of our Common Stock on the date of grant. The Compensation Committee may impose such restrictions on Shares acquired pursuant to exercise of a Stock Option as it determines advisable. The Compensation Committee determines, in each Award Agreement, the extent to which an individual has the right to retain and exercise Stock Options following termination of employment with Brighthouse or its affiliates.

Stock Appreciation Rights

Under the Employee Plan, the Compensation Committee may grant awards in the form of the right to receive the difference in fair market value of a share of common stock on the date of exercise over the per-share price at which such right is granted (a “Stock Appreciation Right”).

Each Stock Appreciation Right would be evidenced by an Award Agreement that specifies the exercise price, the number of shares of common stock on which the Stock Appreciation Right is based, and other conditions and provisions determined by the Compensation Committee. No Stock Appreciation Right may be exercised later than the tenth anniversary of its date of grant. The Compensation Committee would determine, in each Award Agreement, the extent to which an individual has the right to exercise each Stock Appreciation Right following termination of employment with Brighthouse or its affiliates.

The grant price of each Stock Appreciation Right must be based on 100% of the fair market value of our Common Stock on the date of grant, set at a premium to the fair market value of our Common Stock on the date of grant, or indexed (as determined by the Compensation Committee) to the fair market value of our Common Stock on the date of grant but in no event may be less than the fair market value of a share of Common Stock on the date of grant. Stock Appreciation Rights (subject to certain limitations) may be exercised on terms determined by the Compensation Committee. The Compensation Committee determines, in each Award Agreement, the extent to which an individual has the right to retain and exercise a Stock Appreciation Right following termination of employment with Brighthouse or its affiliates.

In the Compensation Committee’s discretion, payment for an exercised Stock Appreciation Right may be in cash, Shares (based on fair market value on the date of exercise), or in a combination of the foregoing. The Compensation Committee may impose such restrictions on Shares acquired pursuant to exercise of a Stock Appreciation Right as it determines advisable.

United States Federal Income Tax Consequences of Stock Options and Stock

Appreciation Rights

The following is a brief summary of the federal income tax aspects of the issuance and exercise of Stock Options and Stock Appreciation Rights under the Employee Plan, based upon the federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive, and the exact tax consequences to anyone will depend upon his or her particular circumstances and other factors.

2018 Proxy Statement  |  77

Proposal 5 - Approval of the Employee Plan	Brighthouse Financial, Inc.

Generally, with respect to Stock Options, the individual will not recognize income at the time the Stock Option is granted. On exercise of the Stock Option, the individual recognizes ordinary income in an amount equal to the difference between the fair market value (as defined in the Code) of a Share on the date of exercise and the exercise price. At disposition of the Shares acquired upon the exercise of a Stock Option, any appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain or loss, depending upon the length of time that the individual has held the Shares.

A Brighthouse subsidiary that employs a Stock Option recipient generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the individual in connection with the exercise of a Stock Option.

Generally, with respect to Stock Appreciation Rights, the individual will not recognize income at the time the Stock Appreciation Rights are granted. On exercise of the Stock Appreciation Rights, the individual recognizes ordinary income in an amount equal to the difference between the fair market value (as defined in the Code) of a Share on the date of exercise and the exercise price. If the individual received Shares upon exercise, any appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain or loss, depending upon the length of time that the individual has held the Shares. A Company subsidiary that employs a Stock Appreciation Right recipient generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the individual in connection with the exercise of the Stock Appreciation Right.

Restricted Stock and Restricted Stock Units

Under the Employee Plan, the Compensation Committee may grant Shares subject to a period in which such Shares are subject to forfeiture based on discontinued service, the failure to achieve performance criteria, and/or the occurrence of other events as determined by the Compensation Committee (“Restricted Stock”), and may grant awards denominated in units subject to forfeiture (“Restricted Stock Unit”). Restricted Stock Units may be paid in cash, Shares, or a combination thereof as determined by the Compensation Committee.

The Compensation Committee may impose such conditions or restrictions on Restricted Stock or Restricted Stock Units as it deems advisable. No Restricted Stock Unit will confer any voting rights, although holders of Restricted Stock do have voting rights during the period of restriction applicable to such awards. The Compensation Committee will determine, in each Award Agreement, the extent to which an individual has the right to retain each Share of Restricted Stock or Restricted Stock Unit following termination of employment with Brighthouse or its affiliates.

Performance Shares and Performance Units

Under the Employee Plan, the Compensation Committee may grant awards denominated in Shares (“Performance Shares”) or units (“Performance Units”) whose value is determined as a function of the extent to which specified performance criteria have been achieved. Each Performance Share will have an initial value equal to the fair market value of a Share on the date of grant. To the extent the Compensation Committee establishes the initial value of a Performance Unit in relation to the value of a Share, each Performance Unit will have an initial value equal to the fair market value of a Share on the date of grant. The Compensation Committee may determine that a Performance Share or Performance Unit is payable in the form of cash, Shares, or a combination of the two, and may require the individual to

78  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Proposal 5 - Approval of the Employee Plan

retain any Shares received for a specified period of time. The Compensation Committee determines, in each Award Agreement, the extent to which an individual has the right to retain each Performance Share or Performance Unit following termination of employment with Brighthouse or its affiliates.

Cash-Based Awards and Stock-Based Awards

Under the Employee Plan, the Compensation Committee may grant awards denominated in cash (“Cash-Based Awards”) and equity-based or equity-related awards not otherwise described by the terms of the Employee Plan (“Stock-Based Awards”). The Compensation Committee would determine the value, and any predicate performance criteria, of each Cash-Based Award, and would determine whether the Cash-Based Award will be payable in cash, Shares (subject to such restrictions as are determined by the Compensation Committee), or a combination of the two, having a fair market value equal to the value of the Cash-Based Award. Stock-Based Awards may include the grant of Shares or payment of cash in such amounts and subject to such terms and conditions including, but not limited to, being subject to performance criteria, or in satisfaction of such obligations, as the Compensation Committee determines. The Compensation Committee determines, in each Award Agreement, the extent to which an individual has the right to receive each Cash-Based Award or Stock-Based Award following termination of employment with Brighthouse or its affiliates.

Dividends and Dividend Equivalents

Holders of Stock Options, Stock Appreciation Rights, Performance Shares, or Performance Units will not be credited with dividends or dividend equivalents on account of dividends declared or paid on Shares. The Compensation Committee may, in its discretion, provide for Restricted Stock or Restricted Stock Units to be credited with dividends paid on Shares or with dividend equivalents, and may determine in its discretion the form of payment of those dividends or dividend equivalents. The Compensation Committee can apply any restrictions on dividends or dividend equivalents that it deems appropriate, including not permitting payment of dividends or dividend equivalents while the amount is subject to an ongoing period of restrictions.

Performance-Based Compensation

The Compensation Committee may grant awards other than a Stock Option or Stock Appreciation Right that are intended to provide remuneration solely on account of the attainment of one or more pre-established, objective performance criteria under circumstances that are intended to be eligible to satisfy the requirements of Section 162(m) of the Code, as applicable (“Performance-Based Compensation”). The vesting, payment, or value of Performance-Based Compensation will be determined by the attainment of one or more goals based on one or more of the following “Performance Measures”:

•	capital targets (including but not limited to, variable annuity target funding and risk based capital ratios);
•	cash flow (including but not limited to, free cash flow, gross cash flow, statutory cash flow and return on capital measured on a consolidated basis or by Company/Affiliate);
•	customer satisfaction;
•	decrease in fixed expenses;
•	earnings before or after taxes, interest, depreciation, and/or amortization and including/excluding capital gains and losses;
•	earnings per share;
•	gross or operating margins;
•	growth of assets under management;

2018 Proxy Statement  |  79

Proposal 5 - Approval of the Employee Plan	Brighthouse Financial, Inc.

•	expense targets or ratio or other expense-related target measures;
•	net earnings or net income (before or after taxes);
•	net sales and/or sales growth;
•	net operating earnings;
•	operating earnings (on a consolidated basis or by Company/Affiliate);
•	operating earnings per share;
•	operating efficiency (including but not limited to, decreases in operating expense);
•	operating return on equity;
•	productivity ratios;
•	ratings from rating agencies (including but not limited to, maintaining a minimum rating or an increase in rating)
•	return measures (including, but not limited to, return on assets, capital, equity, or sales);
•	revenue growth;
•	share price (may include, but is not limited to, growth measures and total stockholder return); and
•	value of new business.

The Compensation Committee has the discretion to alter the Performance Measures without obtaining stockholder approval of such changes to the extent that applicable tax or securities laws permit such alterations.

No Performance-Based Compensation will be payable unless the Compensation Committee certifies in writing that the performance measures applicable to the award were satisfied. The Compensation Committee may not increase the value of an award of Performance-Based Compensation above the maximum value determined under the performance formula by the attainment of the applicable performance goal(s), but the Compensation Committee may retain the discretion to reduce the value below such maximum.

As discussed above, the Compensation Committee retains the right to pay compensation that is not Performance-Based Compensation.

Change of Control

The following paragraphs describe how awards under the Employee Plan would be affected in the event of a Change of Control (as defined below), except as otherwise provided in the Award Agreement or other agreement between the individual and Brighthouse.

Change of Control, as defined in the Employee Plan, occurs if:

•	a person acquires (other than directly from Brighthouse) securities representing 30% or more of the combined voting power of Brighthouse’s outstanding securities;
•	within any 24-month period the persons who were serving as members of Brighthouse’s Board (the “Incumbent Directors”) cease to constitute a majority of the members of Brighthouse’s Board (provided that any Directors elected to the Board by a majority of the Incumbent Directors then still in office will be treated as Incumbent Directors for this purpose); or
•	a merger, reorganization, or similar transaction (including a sale of substantially all assets) occurs, where Brighthouse’s stockholders immediately prior to such transaction control less than a majority of the voting power in the surviving, resulting, or acquiring entity immediately after the transaction.

The Compensation Committee may reasonably determine in good faith prior to the occurrence of a Change of Control that a successor to Brighthouse will honor or assume an award under the Employee Plan, or that the successor will substitute new rights (in each case as defined in the Employee Plan,

80  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Proposal 5 - Approval of the Employee Plan

an “Alternative Award”). In the event that a participant holds an Alternative Award, the vesting or exercisability of the award will not be accelerated by reason of the Change of Control. If the successor makes no Alternative Award, the Change of Control will affect awards as described below.

If a successor does not honor or assume outstanding awards, outstanding Stock Options and Stock Appreciation Rights will become immediately exercisable and, if an individual’s employment is involuntarily terminated for any reason other than Cause (as defined in the Employee Plan) within 12 months following the Change of Control, the individual will have until the earlier of the term of the Stock Option or Stock Appreciation Right or 12 months following such termination date to exercise the Stock Options or Stock Appreciation Rights. Any forfeiture provisions or other restrictions on Restricted Stock or Restricted Stock Units will lapse. The target payout opportunities attainable under all outstanding awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, and Performance Shares (including awards intended to be Performance-Based Compensation) will be deemed fully earned based on attainment of target performance as of the effective date of the Change of Control, and the vesting of all such awards denominated in Shares or cash will be accelerated and be paid to individuals in the specified form within 30 days following the effective date of the Change of Control. All Cash-Based Awards and Stock-Based Awards will vest immediately and be paid as determined by the Compensation Committee.

Rather than the treatment discussed in the preceding paragraph, the Compensation Committee may unilaterally determine that all outstanding awards under the Employee Plan are cancelled and the value of each award, as determined by the Compensation Committee in accordance with the Employee Plan and Award Agreement, will be paid out in cash in an amount based on the Change of Control Price (no payment, however, will be made on account of a Stock Option or Stock Appreciation Right using a value higher than the fair market value on the date of the settlement). “Change of Control Price” means the highest price per Share offered in conjunction with the Change of Control (determined by the Compensation Committee in good faith if any part of the price is payable other than in cash) or, if the Change of Control occurs solely due to a change in the composition of the Board, the highest fair market value of the Shares on any of the 30 trading days prior to the Change of Control.

Amendment and Termination; Miscellaneous Terms

The Compensation Committee or Board may, at any time, amend, suspend, or terminate the Employee Plan in whole or in part, except that Stock Options and Stock Appreciation Rights will not be repriced, replaced, or regranted through cancellation or by lowering the exercise price of a previously granted Stock Option or Stock Appreciation Right, or by grant of another award or payment in cash, without stockholder approval (other than in the case of an Award Adjustment or SAR Substitution). To the extent necessary under any applicable law, regulation, or exchange requirement, no amendment will be effective unless approved by the stockholders of Brighthouse. No termination, amendment, or suspension of the Employee Plan will adversely affect in any material way any award previously granted under the Employee Plan without the written consent of the award recipient.

The Employee Plan does not limit the right of Brighthouse or any of its affiliates to establish any other compensation or benefit plans or programs. Except as otherwise stated in any other benefit plan or program, no award under the Employee Plan is treated as compensation for purposes of calculating anyone’s rights under any such other plan or program.

No awards under the Employee Plan may be sold, transferred, pledged, or assigned other than by will or the laws of descent and distribution, except that the Compensation Committee may provide for transfers

2018 Proxy Statement  |  81

Proposal 5 - Approval of the Employee Plan	Brighthouse Financial, Inc.

without consideration. Except as so provided by the Compensation Committee, no other award made under the Employee Plan may be sold, transferred, pledged, or assigned other than by will or the laws of descent and distribution.

Clawback

All awards under the Employee Plan are subject to any Brighthouse performance-based compensation recoupment policy in effect from time to time.

Additional Information

The total number of additional Shares that Brighthouse proposes to reserve for issuance under the Employee Plan is 7,000,000. Under the Employee Plan, each Share issued, regardless of the form of award that causes the payment, will count equally as one Share deducted from the total number of shares reserved for issuance as compensation.

Assuming stockholder approval of the Employee Plan, at Brighthouse’s forecasted pace of granting awards that normally pay out in Shares or allow the purchase of Shares, assuming stable future rates (based on current rates) of each of compensation, award recipient population, award forfeitures, Shares withheld for tax purposes, and Share price, Brighthouse currently expects the total number of Shares reserved for issuance to last for approximately three years, beginning with awards made in 2017 subject to stockholder approval.

If stockholders approve the Employee Plan, Brighthouse plans to file with the SEC, as soon as practicable following such approval, a Registration Statement on Form S-8 to register the Shares available for issuance under the Employee Plan.

The Board of Directors recommends that stockholders vote FOR the approval of the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan.

82  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Proposal 6 - Approval of the Director Plan

Proposal 6

Approval of the Brighthouse Financial, Inc. 2017

Non-Management Director Stock Compensation Plan

On August 9, 2017, the Board approved the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan (the “Director Plan”), subject to stockholder approval. The Director Plan provides Brighthouse with a means to pay stock-based compensation to independent, non-employee members of our Board of Directors, which aligns their interests with those of stockholders, encourages decisions and rewards performance that contributes to the long-term growth of Brighthouse’s business, and enhances stockholder value.

If stockholders do not approve the Director Plan, Brighthouse will not be authorized to compensate Directors in Shares. Brighthouse would need to make significant changes to its compensation practices that would limit its flexibility to provide competitive compensation and thus its ability to attract, motivate, and retain highly qualified individuals to serve as Directors.

The following is a summary of provisions of the Director Plan and is qualified in its entirety by reference to the complete text of the Director Plan included in this Proxy Statement as Appendix 2.

Purpose, Duration, and Governance

The purpose of the Director Plan is to promote the long term interests of Brighthouse and its stockholders by strengthening Brighthouse’s ability to attract, motivate, and retain highly qualified individuals as Eligible Directors (as hereinafter defined) upon whose judgment, initiative, and efforts the financial success and growth of the business of Brighthouse largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of Brighthouse and create value for stockholders. The Director Plan will remain in effect until the earlier of its termination in accordance with its terms, or the purchase or acquisition of all of the shares subject to the Director Plan.

The Board (or another Committee authorized by the Board) may make awards of Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, and Stock-Based Awards under the Director Plan, and determines all of the terms of awards. Each award will be evidenced by a written agreement with or written statement issued to the Director who received the award (such Director, a “Director Participant,” and such document, a “Director Award Agreement”).

Each award under the Director Plan will be compensation for services performed or to be performed by the recipient. The Director Plan does not provide for anyone eligible to receive an award to pay any monetary consideration for the award.

Share Authorization and Limits

A total of four hundred thousand (400,000) Shares have been reserved for issuance under the Director Plan. Assuming stockholder approval of the Director Plan, at the Company’s forecasted pace of granting awards that normally pay out in Shares or allow the purchase of Shares, assuming stable future rates

2018 Proxy Statement  |  83

Proposal 6 - Approval of the Director Plan	Brighthouse Financial, Inc.

(based on current rates) of compensation, award recipient population, award forfeitures, and Share price, the Company currently expects the total number of Shares reserved for issuance to last for at least three years, beginning with awards made in 2017 subject to stockholder approval.

The maximum aggregate number of Shares that may be granted in any one calendar year to any one Eligible Director under the Director Plan cannot exceed the number of Shares with an aggregate Fair Market Value on the grant date equal to $2 million. This limitation will be determined using one-third of the Shares underlying Stock Options.

Upon the occurrence of certain corporate events, such as a change in capitalization of Brighthouse, merger, or stock split, the Board shall, to prevent dilution or enlargement of Director Participants’ rights, substitute or adjust Share limits and terms of awards under the Director Plan. The Board may make adjustments in the terms and conditions of awards due to other unusual or nonrecurring events affecting Brighthouse or changes in applicable laws, regulations, or accounting principles, whenever the Board determines appropriate to prevent unintended dilution or enlargement of the benefits of the award (“Award Adjustments”).

Eligibility

Under the Director Plan, all independent members of the Board of Directors who are not employees of Brighthouse or any of its affiliates (collectively, the “Eligible Directors”) are eligible for awards. As of December 31, 2017, there were six Eligible Directors.

Administration

Our Board will administer the Director Plan. Actions taken by the Board are final, conclusive, and binding. The Board has discretion to interpret the Director Plan, establish the terms of awards, and adopt rules and regulations for administering the Director Plan. The Board may delegate any of its administrative duties to others.

Fair Market Value

For purposes of the Director Plan, the Board has the authority to determine fair market value of Shares using any of several alternative methods commonly used in compensation practices, including the average trading values of Shares over a period of days. The Board may elect to use different methods of establishing fair market value at different times, or for different purposes, under the Director Plan (such as using the average of a single day’s high and low trading prices for establishing the exercise price of an option, but a multi-day average for valuing stock delivered in lieu of a cash payment).

Stock Options

Under the Director Plan, the Board may grant Stock Options that are not intended to meet the requirements of Section 422 of the Code. Each Stock Option Director Award Agreement will specify the exercise price, the number of Shares subject to the Stock Option, and other conditions and provisions determined by the Board. No Stock Option may be exercised later than the tenth anniversary date of its grant. The Board will determine, in each Director Award Agreement, the extent to which a Director Participant has the right to exercise each Stock Option following termination of directorship with Brighthouse. In addition, the Director Plan includes provisions for the treatment of Stock Options upon or following termination of directorship with Brighthouse, including due to the Director Participant’s death, disability, or retirement.

84  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Proposal 6 - Approval of the Director Plan

The exercise price of each Stock Option must be based on 100% of the fair market value of the Shares on the date of grant, set at a premium to the fair market value of the Shares on the date of grant, or indexed (as determined by the Board) to the fair market value of Shares on the date of grant but in no event less than the fair market value of a Share. The Board may impose such restrictions on Shares acquired pursuant to exercise of a Stock Option as it determines advisable.

United States Federal Income Tax Consequences of Stock Options

The following is a brief summary of the federal income tax aspects of the issuance and exercise of Stock Options under the Director Plan, based upon the federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive, and the exact tax consequences to any Director Participant will depend upon his or her particular circumstances and other factors.

Generally, a Director Participant will not recognize income at the time the Stock Option is granted. On exercise of the Stock Option, the Director Participant recognizes ordinary income in an amount equal to the difference between the fair market value (as defined by the Code) of the Shares on the date of exercise and the Option Price (as defined in the Director Plan). At disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the Director Participant has held the Shares. Brighthouse will generally be entitled to a federal income tax deduction equal to the ordinary income recognized by the Director Participant on exercise of the Stock Option.

Restricted Stock and Restricted Stock Units

Under the Director Plan, the Board may grant awards of Restricted Stock and Restricted Stock Units. Restricted Stock Units may be paid in cash, Shares, or a combination thereof as determined by the Board. The Board may impose such conditions or restrictions on Restricted Stock or Restricted Stock Units as it deems advisable.

No Restricted Stock Unit will confer any voting rights. The Board will determine, in each Director Award Agreement, the extent to which a Director Participant has the right to retain each Share of Restricted Stock or Restricted Stock Unit following termination of directorship with Brighthouse. In addition, the Director Plan includes provisions for the treatment of Restricted Stock or Restricted Stock Units upon or following termination of directorship with Brighthouse, including due to the Director Participant’s death, disability, or retirement.

Stock-Based Awards

Under the Director Plan, the Board may grant awards in the form of Stock-Based Awards. Stock-Based Awards may include the grant of Shares or payment of cash in such amounts and subject to such terms and conditions or in satisfaction of any obligation of Brighthouse or an Affiliate to an Eligible Director, as the Board determines. The Board will determine, in each Director Award Agreement, the extent to which a Director Participant has the right to receive each Stock-Based Award following termination of directorship with Brighthouse. In addition, the Director Plan includes provisions for the treatment of Stock-Based Awards upon or following termination of directorship with Brighthouse, including due to the Eligible Director’s death, disability, or retirement.

2018 Proxy Statement  |  85

Proposal 6 - Approval of the Director Plan	Brighthouse Financial, Inc.

Dividends and Dividend Equivalents

Holders of Stock Options will not be credited with dividends or dividend equivalents on account of dividends declared or paid on Shares. The Board may, in its discretion, provide for Restricted Stock or Restricted Stock Units to be credited with dividends paid on Shares or with dividend equivalents, and may determine in its discretion the form of payment of those dividends or dividend equivalents, although dividends, dividend equivalents or other distributions will be withheld until the end of the period of restriction applicable to such award.

Minimum Vesting or Restriction Period

Awards under the Director Plan are generally subject to minimum vesting or restriction periods. For awards granted in connection with Brighthouse’s annual meeting of stockholders, the vesting period for such awards will be from the grant date until the earlier of the first anniversary of the grant date and the date of the next annual meeting of stockholders. For all other awards, the vesting period shall not be less than one year.

Amendment and Termination; Miscellaneous Terms

The Board may, at any time, amend, suspend, or terminate the Director Plan in whole or in part, provided that Stock Options will not be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Stock Option, or by grant of another award or payment in cash, without stockholder approval (other than Award Adjustments). To the extent necessary under any applicable law, regulation, or exchange requirement, no amendment will be effective unless approved by the stockholders of Brighthouse. No termination, amendment, or suspension of the Director Plan will adversely affect in any material way any award previously granted under the Director Plan without the written consent of the Director Participant.

No awards under the Director Plan may be sold, transferred, pledged, or assigned other than by will or the laws of descent and distribution, except that the Board may provide for transfers without consideration.

If stockholders approve the Director Plan, Brighthouse plans to file with the SEC, as soon as practicable following such approval, a Registration Statement on Form S-8 to register the Shares available for issuance under the Director Plan.

The Board of Directors recommends that stockholders vote FOR the approval of the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan.

86  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Proposal 7 – Approval of the Performance Goals under the Temporary Plan

Proposal 7

Approval of the material terms of the performance

goals under the Brighthouse Services, LLC

Temporary Incentive Deferred Compensation Plan,

as amended

Prior to the Separation, the Board of Directors of Brighthouse approved the Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan, as amended (the “Temporary Plan”). The Temporary Plan was adopted for the purpose of enabling Brighthouse Services the primary employing entity for Brighthouse, to provide cash incentives to a select group of management or highly compensated employees, as described below.

At our Annual Meeting, our stockholders will be asked to approve the material terms of the performance goals under the Temporary Plan. As described above, Section 162(m) limits the deductibility of compensation paid to certain executives to $1 million, but exempts certain “performance-based” compensation from those limits. The TCJA eliminated the performance-based compensation exemption other than for certain arrangements in place on November 2, 2017 that are not materially modified after that date. We are seeking stockholder approval of the material terms of the performance goals under the Temporary Plan for purposes of qualifying awards under the Temporary Plan that were granted prior to November 2, 2017 and that will be paid after the expiration of our Section 162(m) transition period following the Separation (the “Transition Period”) as performance-based compensation under Section 162(m). The Transition Period expires at the 2019 annual meeting of our stockholders. Certain awards under the Temporary Plan are not subject to stockholder approval of the material terms of the performance goals under the Temporary Plan because such payments were and will be made within the Transition Period.

Even if stockholders approve the material terms of the performance goals under the Temporary Plan, amounts payable in respect of awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m) may ultimately be non-deductible.

The following is a summary of the material terms of the performance goals under the Temporary Plan and is qualified in its entirety by reference to the complete text of the Temporary Plan included in this Proxy Statement as Appendix 3.

2018 Proxy Statement  |  87

Proposal 7 - Approval of the Performance Goals under the Temporary Plan	Brighthouse Financial, Inc.

Eligible Participants, Compensation and Types of Awards

The Temporary Plan permits three different types of awards to be granted to a select group of management or highly compensated employees, as follows:

•	2017 LTI Credits, which are amounts credited to Temporary Plan participants who were not granted MetLife equity incentive awards in 2017 due to the Separation.
•	Forfeiture Initial Credits, which are amounts credited to Temporary Plan participants on account of a partial or complete forfeiture of MetLife equity awards due to actual or anticipated termination of employment as a result of the Separation.
•	New Hire Initial Credits, which are amounts credited to Temporary Plan participants who were entitled to receive, pursuant to the terms of an employment letter, cash incentive compensation in the event the Company did not have an equity incentive plan pursuant to which awards could be granted.

The maximum dollar value that may be paid to any one participant for any performance period (which generally covers a calendar year) under the Temporary Plan is $7,000,000.

Performance Metrics

The performance metrics with respect to awards under the Temporary Plan are as follows:

•	operating earnings (on a consolidated basis or by company);
•	operating return on equity;
•	cash flow (including free cash flow, gross cash flow, statutory cash flow and return on capital);
•	decrease in fixed expenses;
•	number of transition service agreements with MetLife exited;
•	value of new business;
•	VA target funding;
•	risk based capital ratio(s);
•	ratings from ratings agencies (including maintaining a minimum rating or an increase in rating);
•	earnings per share; and
•	share price (including but not limited to total stockholder return).

The Board of Directors recommends that stockholders vote FOR the approval of the material terms of the performance goals under the Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan, as amended.

88  |  2018 Proxy Statement

Brighthouse Financial, Inc.	New Plan Benefits

New Plan Benefits

The table below reflects the amount and dollar value of awards granted under the Employee Plan, the Director Plan and the Temporary Plan. If our stockholders approve the Employee Plan and Director Plan, shares available for issuance would be reduced by awards reported below, accordingly.

	Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan		Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan		Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan
Name	Dollar Value	Number of Units	Dollar Value	Number of Units	Dollar Value	Number of Units
Eric T. Steigerwalt	13,500,000	313,259	-	-	1,200,000	-

Anant Bhalla	3,150,000	73,091	-	-	818,000	-

John L. Rosenthal	3,300,000	76,573	-	-	700,200	-

Peter M. Carlson	3,600,000	83,534	-	-	2,092,873	-

Christine M. DeBiase	3,018,750	70,046	-	-	307,100	-

All executive officers (as a group)	31,203,750	723,756	-	-	6,353,273	-

Non-Employee Directors (as a group)	-	-	1,540,000[1]	13,200	-	-

Non-Executive Officer employees (as a group)	27,420,050	527,728	-	-	13,063,300	-

[1]	Includes an aggregate of $820,000 in awards that are expected to be granted to the six independent members of the Board in the form of RSUs under the Director Plan in connection with the Annual Meeting. These awards are expected to be made pursuant to the Company’s independent director compensation program described under “Director Compensation.” The number of RSUs expected to be granted in connection with such awards is not determinable because it will be based on the closing price of the Company’s Common Stock on the date such awards are granted.

2018 Proxy Statement  |  89

Equity Compensation Plan Information	Brighthouse Financial, Inc.

Equity Compensation Plan Information as of December 31, 2017

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	-	-	600,000(1)
Equity compensation plans not approved by security holders	-	-	-
Total	-	-	600,000

(1)	A total of 600,000 Shares will be available for issuance under the Brighthouse Financial, Inc. Employee Stock Purchase Plan (“ESPP”). As of December 31, 2017, no Shares were subject to an outstanding right to purchase under the ESPP. The ESPP was approved by MetLife as our sole stockholder prior to the Separation.

90  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Certain Relationships and Related Person Transactions

Certain Relationships

and Related Person

Transactions

Relationships and Transactions Related to the Separation

The Separation from MetLife

On August 4, 2017, MetLife completed the spin-off of Brighthouse through the Distribution.

Relationship with MetLife Following the Separation and Distribution

Prior to the completion of the Distribution, we were a wholly-owned subsidiary of MetLife, and were part of MetLife’s consolidated business operations. Following the Distribution, MetLife and its affiliates held approximately 19.2% of our outstanding common stock. Under the Master Separation Agreement, MetLife granted us a proxy to vote the Shares of our Common Stock that MetLife retains immediately after the Distribution and that are distributed to certain of its subsidiaries in the Distribution in proportion to the votes cast by our other stockholders. This proxy, however, will be automatically revoked as to a particular Share upon any sale or transfer of such Share from MetLife to a person other than MetLife, and neither the agreement setting forth this arrangement nor the proxy will limit or prohibit any such sale or transfer. We have in effect a written related person transaction approval policy pursuant to which the Nominating and Corporate Governance Committee will review and approve or take such other action as it may deem appropriate with respect to related person transactions, including transactions involving MetLife for so long as MetLife owns more than 5% of our outstanding Shares. See “– Related Person Transaction Approval Policy.”

Agreements Between Us and MetLife

As part of the Distribution, we entered into a master separation agreement with MetLife (the “Master Separation Agreement”) and several other agreements with MetLife to effect the Separation and to provide a framework for our relationship with MetLife after the Distribution. These agreements include, among others, the agreements described below. Certain of the agreements summarized in this section have been filed with the SEC, and the following summaries of those agreements are qualified in their entirety by reference to those agreements.

Master Separation Agreement

On August 4, 2017, we entered into the Master Separation Agreement, which sets forth our agreements with MetLife relating to the ownership of certain assets and the allocation of certain liabilities in connection with the Separation of Brighthouse from MetLife. It also sets forth other agreements governing our relationship with MetLife after the Distribution, including certain payment obligations between the parties.

2018 Proxy Statement  |  91

Certain Relationships and Related Person Transactions	Brighthouse Financial, Inc.

The separation of our business

The Master Separation Agreement generally allocates certain assets and liabilities between us and MetLife according to the business to which such assets and liabilities primarily relate, which is consistent with the basis of presentation of our historical financial statements. To the extent not previously transferred to us or one of our subsidiaries prior to the completion of the Distribution, the Master Separation Agreement provides that MetLife would transfer and assign to us certain assets related to our business owned by them. The Master Separation Agreement also provides that we would transfer and assign to MetLife certain assets related to its business owned by us. We will perform, discharge and fulfill certain liabilities related to our businesses (which, in the case of tax matters, are governed in part by the Tax Separation Agreement and Tax Receivables Agreement (each, as described below)). The Master Separation Agreement also provides for the transfer of certain information and records among us and MetLife and rights to, and access to, certain information and records following the Separation. Additionally, the Master Separation Agreement grants us (i) a transitional license to use the “MetLife” name for a limited period of time following the Distribution, in certain limited circumstances for use as part of a marketing tag line in connection with the sale and marketing of our products, and (ii) the option, for up to eighteen (18) months following our entry into the Master Separation Agreement, to purchase through one of our subsidiaries from the applicable subsidiary of MetLife certain telecommunications equipment.

Except as expressly set forth in the Master Separation Agreement or in any other agreement entered into in connection with the Separation (the “transaction documents”), neither we nor MetLife made any representation or warranty as to:

•	any assets or liabilities allocated under the Master Separation Agreement;
•	the value of or freedom from any security interests of, or any other matter concerning, any assets or liabilities of such party;
•	the legal sufficiency of any assignment, document or instrument to convey title to any asset;
•	any consents or approvals required in connection with any transfer of assets or assumptions of liabilities; or
•	the absence of any defenses or right of set-off or freedom from counterclaim with respect to any claim of either us or MetLife.

Except as expressly set forth in any transaction document, in connection with the transactions through which we were formed, all assets were transferred to us on an “as is,” “where is” basis, and we have agreed to bear the economic and legal risks that any conveyance was insufficient to vest in us good title, free and clear of any security interest, and that any necessary consents or approvals were not or are not obtained or that any requirements of law or judgments were not or are not complied with.

Provisions relating to indemnification and liability insurance

The Master Separation Agreement includes certain provisions related to indemnification of (i) MetLife and certain affiliated persons by us and (ii) us and certain of our affiliated persons by MetLife. The Master Separation Agreement also includes certain provisions related to the procurement of certain liability insurance coverage.

Subject to certain exceptions, we agreed to indemnify, hold harmless and defend MetLife (excluding any member of Brighthouse) and certain related persons from and against all liabilities relating to, arising out of or resulting from:

•	us, including the operations, liabilities and obligations of our business, or the failure by us to pay, perform or otherwise promptly discharge any liabilities or contractual obligations of our businesses, in each case arising before or after the completion of the Distribution other than the specified liabilities described below;

92  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Certain Relationships and Related Person Transactions

•	except to the extent it relates to a liability assumed by MetLife, any guarantee, indemnification obligation, surety bond or other credit support arrangement by MetLife for our benefit that survived the Distribution;
•	certain specified liabilities including liabilities relating to certain historical businesses, liabilities for our products or distribution and sales thereof, certain employee related liabilities and certain other specified liabilities, as well as our share of certain shared liabilities;
•	any breach by us of the Master Separation Agreement, the other transaction documents, or documents entered into in connection with the restructuring or our certificate of incorporation or bylaws;
•	any untrue statement of, or omission to state, a material fact in MetLife’s public filings to the extent it was as a result of information that we, or certain persons who, following the Distribution, were our employees, furnished to MetLife or which MetLife incorporated by reference from our public filings, if that statement or omission was made or occurred after the completion of the Distribution;
•	any distribution or servicing agreements assigned, in whole or in part (and if in part, solely relating to, arising out of or resulting from such part), to us by MetLife in connection with the Distribution, from and after the effective date of such assignment;
•	any untrue statement of, or omission to state, a material fact in our registration statement on Form 10 that was declared effective by the SEC on July 6, 2017 (the “Form 10”), except to the extent the statement was made or omitted in reliance upon information provided to us by MetLife or (other than certain of MetLife’s employees who became our employees at or prior to the Distribution) expressly for use in such Form 10;
•	any losses related to liabilities assumed by us from MetLife pursuant to the terms of the Master Separation Agreement or the failure by us to obtain any required consent, approval, release, substitution or amendment in connection with the novation of assumed liabilities;
•	any liabilities of MetLife under or relating to the applicable New England Life Insurance Company (“NELICO”) employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended (“NELICO Plans”), including pursuant to any guarantee made by MetLife thereunder or in respect thereof; provided that we may set off against any such indemnification obligation thereunder any unpaid amounts due from MetLife in respect of the payments by MetLife with respect to NELICO Plans as contemplated by one of the transaction documents;

•	in the case of any applicable NELICO Plan where services continue to be provided by a third party through a contract with MetLife after Separation, any breach by us of such third-party contract;
•	the failure by us to timely provide employment termination information to MetLife, as required by one of the transaction agreements, but only where such failure results in the imposition of penalties under Section 409A of the Code; and
•	the provision of certain information by MetLife to us pursuant to the Employee Matters Agreement (“EMA”).

Subject to certain exceptions, MetLife agreed to indemnify, hold harmless and defend us, and certain related persons from and against all liabilities relating to, arising out of or resulting from:

•	MetLife and its affiliates (other than Brighthouse), including the operations, liabilities and obligations of their businesses, or the failure by MetLife or its affiliates (other than Brighthouse) to pay, perform or otherwise promptly discharge any liabilities or contractual obligations of MetLife’s or its affiliates’ (other than Brighthouse) businesses, in each case arising before or after the completion of the Distribution other than the specified liabilities described below;

2018 Proxy Statement  |  93

Certain Relationships and Related Person Transactions	Brighthouse Financial, Inc.

•	except to the extent it relates to a liability assumed by us, any guarantee, indemnification obligation, surety bond or other credit support arrangement by us for MetLife’s benefit that survived the Distribution;
•	certain specified liabilities including liabilities relating to certain historical businesses, liabilities for MetLife’s products or distribution and sales thereof, certain employee related liabilities relating to MetLife providing administrative services and other services for certain benefit plans and specified statutory obligations, and certain other specified liabilities, as well as MetLife’s share of certain shared liabilities;
•	any breach by MetLife or any of its affiliates (other than Brighthouse) of the Master Separation Agreement, any of the other transaction documents or documents entered into in connection with the restructuring or its certificate of incorporation or bylaws;
•	any untrue statement of, or omission to state, a material fact in our public filings to the extent it was as a result of information that MetLife, or certain persons who, following the Distribution, were MetLife’s employees, furnished to us or which we incorporated by reference from MetLife’s public filings, if that statement or omission was made or occurred after the completion of the Distribution;
•	any losses related to liabilities to be retained by MetLife pursuant to the terms of the Master Separation Agreement or the failure by MetLife to obtain any required consent, approval, release, substitution or amendment in connection with such retained liabilities;
•	any untrue statement of, or omission to state, a material fact in the Form 10, except to the extent the statement was made or omitted in reliance upon information provided to MetLife by us (other than certain of our employees who became our employees at or prior to the Distribution) expressly for use in such Form 10;
•	the failure by MetLife to timely provide or to provide timely access, in each case as required by the Master Separation Agreement, to us of the applicable records of the applicable NELICO Plans and certain other plans as provided in the Master Separation Agreement;
•	the provision of certain information by us to MetLife pursuant to the EMA;
•	the sale of Brighthouse Life Insurance Company’s (“Brighthouse Insurance”) interest in a Chinese joint venture (“ML China”) to Metropolitan Life Insurance Company, a MetLife subsidiary (“MLIC”);
•	any obligation pursuant to any abandoned property, unclaimed property, escheatment or similar law in connection with, relating to, arising out of, or resulting from the delivery of the shares of our common stock distributed in the Distribution, due to a determination by an unclaimed property regulator or a court that the dormancy period applicable to the underlying MetLife common stock, as opposed to the issue date of our common stock, should have been applied to the shares of our common stock distributed in the Distribution; and
•	any action in respect of any event or series of events occurring prior to the completion of the Distribution brought by any insurance regulatory authority with jurisdiction over Brighthouse Insurance related to the simplified issue term business sold through MetLife’s U.S. direct business organization and issued by Brighthouse Insurance prior to the to the completion of the Distribution.

The Master Separation Agreement also requires us to procure a dedicated six year run-off tail policy for (i) any director, officer or employee of MetLife, (ii) any person designated by MetLife as a director and who serves in such capacity, (iii) such individuals, directly or indirectly engaged by MetLife as its agent on a project basis with respect to a distribution of securities of Brighthouse during the term of the Master Separation Agreement and having a binding, written agreement with MetLife that obligates MetLife to indemnify such individual on the terms set forth in clauses (x) and (y) below, as applicable, or (iv) any

94  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Certain Relationships and Related Person Transactions

person who, with such person’s consent, is named in any registration statement of Brighthouse under the Securities Act as about to become a director of Brighthouse in respect of: (a) director and officer liability coverage; (b) coverage for liabilities under U.S. federal and state securities laws; (c) fiduciary liability coverage in respect of pension plans covering employees; and (d) professional liability/errors & omission liability coverage including cyber liability and employment practices liability coverage in respect of our operations, assets and liabilities; provided that in any event such tail insurance policy will provide for (x) policy limits in an amount no less than, and (y) deductible or retentions in an amount no higher than, an aggregate of $200 million and $25 million, respectively, in the case of the clauses (a) and (b) together, $20 million and $500,000, respectively, in the case of clause (c), and $100 million and $10 million, respectively, in the case of clause (d).

Claims

The Master Separation Agreement provides for the allocation between MetLife and us of known claims, and allocates responsibility among the parties with respect to any claims (including litigation or regulatory actions or investigations) in a manner generally consistent, subject to certain modifications, with the indemnification obligations described above. The Master Separation Agreement also provides for certain procedural requirements between MetLife and us in connection with any such claim.

Dispute resolution procedures

The Master Separation Agreement provides that neither party will commence any court action to resolve any dispute or claim arising out of or relating to the Master Separation Agreement or the other transaction documents (excluding the Registration Rights Agreement, the Tax Receivables Agreement and the Tax Separation Agreement). Instead, any dispute that is not resolved in the normal course of business will be submitted to mediation by written notice. If a dispute subject to the mediation process has not been resolved within a specified period after the date of the written notice beginning the mediation process, the dispute shall be resolved by binding arbitration.

Each party shall bear its own costs in both the mediation and the arbitration; however, the parties shall share the fees and expenses of both the mediators and the arbitrators equally.

These dispute resolution procedures do not apply to any dispute or claim arising under a registration rights agreement we entered into with MetLife to provide MetLife with registration rights relating to shares of our common stock held by MetLife (the “Registration Rights Agreement”), including any dispute related to MetLife’s rights as a holder of our common stock and both parties will submit to the exclusive jurisdiction of the Delaware courts for resolution of any such dispute. In addition, both parties are permitted to seek injunctive or other equitable relief from any court with jurisdiction over the parties in the event of any actual or threatened breach of the provisions of the Master Separation Agreement or the other transaction documents (excluding the Registration Rights Agreement, the Tax Receivables Agreement and the Tax Separation Agreement).

Release under certain agreements

Except for each party’s obligations under the Master Separation Agreement, the other transaction documents and certain other specified agreements and liabilities, we and MetLife, on behalf of ourselves and each of our respective affiliates, released and discharged the other and its respective affiliates from all liabilities existing or arising between us on or before the completion of the Distribution, in connection with intercompany agreements terminated in connection with the Separation (as well as a release by MetLife in favor of us under the agreements relating to the investment in ML China). Except as specified in the Master Separation Agreement, the release does not extend to obligations or liabilities under any agreements between us and MetLife that remain in effect following the Distribution, including ordinary course liabilities for products and services.

2018 Proxy Statement  |  95

Certain Relationships and Related Person Transactions	Brighthouse Financial, Inc.

Restrictive covenants

Subject to earlier termination in the case of MetLife in connection with certain transformational transactions at Brighthouse, until eighteen (18) months after the date of the Master Separation Agreement, neither MetLife nor Brighthouse will solicit any then current employee of the other party or any of its affiliates with a title of vice president or higher or similar position based on practices in effect at the time of the Distribution with respect to employment by such party; provided that nothing precludes either MetLife or Brighthouse from soliciting any such employee of the other party (i) who has ceased to be employed by such other party or its affiliates prior to commencement of the earlier of such solicitation or employment discussions between the first party and such employee, (ii) pursuant to a generalized solicitation for employees through the use of media advertisements, professional search firms or otherwise that does not target or have the effect of targeting such employees, or (iii) who contacts a party on such person’s own initiative and without any prohibited solicitation.

Credit support obligations

In the ordinary course of our business, we enter into agreements (including leases) which require guarantees, indemnification obligations, other credit support or other support obligations (collectively the “Credit Support Obligations”). Prior to the Distribution, MetLife agreed to be primary obligor on most of our currently outstanding Credit Support Obligations. We and MetLife will cooperate to replace certain Credit Support Obligations and we will secure the release or replacement of the liability of MetLife, as applicable and necessary, under certain Credit Support Obligations that were not novated prior to completion of the Distribution and, subject to applicable regulatory approval or non-objection, within a certain period following the date of the Master Separation Agreement, release MetLife of its obligations under certain guarantees with third parties.

To the extent that the Credit Support Obligations were not novated prior to completion of the Distribution, MetLife will maintain in full force and effect each Credit Support Obligation which was issued and outstanding as of the date of the Distribution until the earlier of: (i) such time as the contract, or all of the obligations of us or our applicable affiliate(s) thereunder, to which such Credit Support Obligation relates, terminates; and (ii) such time as such Credit Support Obligation expires in accordance with its terms or is otherwise released.

Covenants relating to existing agreements

Pursuant to the Master Separation Agreement, each of MetLife and we agreed that, for a period of one year after the Separation, each party will not take or fail to take any actions that reasonably could result in the other party (or its respective subsidiaries) being in breach of or in default under any agreement (i) that provides that actions of one party or its subsidiaries may result in breach of or default under such agreement by the other party or its subsidiaries, (ii) to which MetLife or we are a party or (iii) under which MetLife or we have performed any obligations on or prior to the date of the Master Separation Agreement.

We agreed to, and to cause our subsidiaries to, provide any services, facilities, equipment or software pursuant to the Transition Services Agreement entered into in connection with the sale of the MPCG and MetLife Securities to MassMutual, to the extent we or our subsidiaries provided such prior to the date of the Master Separation Agreement. The Master Separation Agreement provides that MetLife will, upon our request and at our expense, seek to enforce any obligation of MassMutual for our benefit under that certain purchase agreement entered into in connection with the sale of the MPCG and MetLife Securities.

96  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Certain Relationships and Related Person Transactions

In addition, the Master Separation Agreement provides for reimbursements between us and MetLife, as applicable, for payments of renewal commissions or trail commissions to former producers of the other party pursuant to previously existing contractual obligations, and that we and MetLife shall work together to make any such payments through a registered broker-dealer and member of FINRA. The Master Separation Agreement also includes provisions for agreement among us and MetLife on how to process bundled payments received from an unaffiliated registered investment company by one of our or MetLife’s insurance company subsidiaries that include proceeds for the other party’s insurance company subsidiaries, in connection with investments of contract owners’ assets in separate accounts in such a company by either our or MetLife’s insurance company subsidiaries. The Master Separation Agreement includes provisions providing requirements that (i) we will perform all of our obligations under certain reinsurance agreements with third party reinsurers that reinsure our liabilities arising under policies reinsured by MetLife or which inure to the benefit of the reinsured arrangement, and (ii) MetLife will perform all of its obligations under certain reinsurance agreements with third party reinsurers that reinsure MetLife’s liabilities arising under policies reinsured by us or which inure to the benefit of the reinsured arrangement.

Covenants relating to General American Life Insurance Company (“GALIC”)

The Master Separation Agreement contains certain provisions relating to the guarantee by GALIC of certain policies and products of certain of our insurance company subsidiaries, including relating to the future release of the guarantee or assignment to an entity having sufficient financial strength, credit-worthiness, or claims-paying ability rating, procedures for delivery of financial and other information necessary for our public filings, and cooperation with a potential future buyback or exchange of affected products.

Investment Management Agreements

On January 1, 2017, MLIA, a subsidiary of MetLife, entered into investment management agreements with our insurance company subsidiaries, pursuant to which MLIA manages the investment of the assets comprising the general account portfolio of such insurance company subsidiaries and provides certain portfolio management services, including services relating to the use of derivatives. MLIA also entered into an investment management agreement with the Company and certain of its non-insurance company subsidiaries, including Brighthouse Services, and separately entered into an investment management agreement with Brighthouse Reinsurance Company of Delaware (“BRCD”). In return for providing such services, MLIA is entitled to receive a management fee determined generally by the amount of the assets under management and is also entitled to reimbursement for certain expenses. Each agreement has an initial term that continues until 18 months after the date on which MetLife ceases to own at least fifty percent (50%) or more of our common stock, after which period either party to the agreement is permitted to terminate upon notice to the other party (although termination prior to the end of the initial term is permitted under certain circumstances). MLIA also entered into related investment finance services agreements with each of the entities described above, including BRCD, pursuant to which MLIA provides, or will provide, certain investment finance and reporting services in respect of the assets allocated to it under each respective investment management agreement.

2018 Proxy Statement  |  97

Certain Relationships and Related Person Transactions	Brighthouse Financial, Inc.

On January 1, 2017, MLIA also entered into separate investment management agreements with certain of the same entities described above, pursuant to which MLIA provides investment and portfolio management services, including services relating to the use of derivatives, in respect of certain separate account assets of each respective entity. The terms of each separate account investment management agreement are substantially similar to those contained in the general account investment management agreements. MLIA also provides investment finance and reporting services under related investment finance services agreements with each insurer in respect of the separate account assets allocated to it under each respective separate account investment management agreement.

Registration Rights Agreement

We entered into the Registration Rights Agreement with MetLife to provide MetLife with registration rights relating to Shares of our Common Stock held by MetLife. MetLife and its permitted transferees may require us to register under the Securities Act, all or any portion of these shares, a so-called “demand request.” The demand request is subject to certain limitations as to minimum value and frequency.

MetLife and its permitted transferees also have “piggyback” registration rights, such that MetLife and its permitted transferees may include their respective Shares in any future registrations of our equity securities, whether or not that registration relates to a primary offering by us or a secondary offering by or on behalf of any of our stockholders. The demand registration rights and piggyback registration rights are each subject to market cut-back exceptions.

The Registration Rights Agreement sets forth customary registration procedures, including an agreement by us to make our management reasonably available to participate in road show presentations in connection with any underwritten offerings. We also agreed to indemnify MetLife and its permitted transferees with respect to liabilities resulting from untrue statements or omissions in any registration statement used in any such registration, other than untrue statements or omissions resulting from information furnished to us for use in a registration statement by MetLife or any permitted transferee.

The rights of MetLife and its permitted transferees under the Registration Rights Agreement will remain in effect with respect to the Shares covered by the agreement until those Shares:

•	have been sold pursuant to an effective registration statement under the Securities Act;
•	have been sold to the public pursuant to Rule 144 under the Securities Act;
•	have been transferred in a transaction where subsequent public distribution of the shares would not require registration under the Securities Act; or
•	are no longer outstanding.

In addition, the registration rights under the agreement will cease to apply to a holder when such holder holds less than a certain threshold of the then outstanding Common Stock and such Shares are eligible for sale without restriction pursuant to Rule 144 under the Securities Act.

Transition Services Agreement

Prior to the Distribution, Brighthouse Services, the Company (but only with respect to certain provisions), MetLife Services and Solutions, LLC (“MSS”), a direct, wholly-owned subsidiary of MetLife, and MetLife (but only with respect to certain provisions) entered into a transition services agreement effective as of January 1, 2017 (the “Transition Services Agreement”). Each of the Company and MetLife is a party to the Transition Services Agreement solely with respect to taking actions necessary to cause their respective affiliates to perform obligations under the Transition Services Agreement to the extent

98  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Certain Relationships and Related Person Transactions

required thereunder. Under the Transition Services Agreement, for a transitional period, generally up to thirty-six months, with certain services to be made available for several years, MSS has agreed to perform, directly or through affiliates with which it has an arrangement, a range of administrative and other services that Brighthouse Services and we require in support of our operations. Among other services, MSS has agreed to perform certain finance, treasury, compliance, operations, call center and technology support services. Moreover, MSS has agreed to provide facilities and equipment to the extent requested by Brighthouse Services for its own benefit or ours. Brighthouse Services agreed to pay MSS fees to be calculated in accordance with schedules to the Transition Services Agreement, which vary depending on the nature of the services and facilities and equipment provided. Brighthouse Services, in turn, allocates to us any expense incurred under the Transition Services Agreement for the benefit of subsidiaries or affiliates of Brighthouse. In addition to the services that MSS provides to Brighthouse Services, Brighthouse Services performs a more limited scope of services for the benefit of MSS and its affiliates.

Other Services Agreements

Prior to the Distribution, Brighthouse Insurance and NELICO entered into an Administrative Services Agreement with MLIC (the “MLIC TPA Agreement”) and entered into a Global Services Agreement with MSS, as billing intermediary, for certain third-party administration services (“TPA Services”) performed by MetLife Global Operations Support Center Private Limited (“MGOSC”) (the “MSS Global Services Agreement”). Under the MLIC TPA Agreement and the MSS Global Services Agreement, once MLIC and MGOSC cease to be affiliates of Brighthouse Insurance, MLIC and MGOSC (by way of MSS as billing intermediary) will continue to perform certain TPA Services that Brighthouse Insurance and NELICO may require in support of their operations for a transitional period. Such TPA Services may include, but are not limited to, claims processing, premium collection and underwriting.

MSS is currently in the process of obtaining all necessary licenses to directly perform TPA Services. When MSS is properly licensed and otherwise capable of providing such services, the MLIC TPA Agreement will terminate and MSS will provide certain TPA Services to Brighthouse Insurance and NELICO for a transitional period. Brighthouse Insurance and NELICO will enter into Administrative Services Agreements with MSS (the “MSS TPA Agreement”). Under the MSS TPA Agreement, MSS will agree to perform TPA Services that Brighthouse Insurance and NELICO may require in support of their operations.

Prior to the Distribution, various Brighthouse and MetLife entities entered into additional services agreements providing for the provision of support services, including, among other things, an administrative services agreement among Brighthouse Advisers and MetLife’s insurance company subsidiaries and participation agreements between Brighthouse Securities, LLC and our insurance company subsidiaries. One such agreement is the Long-Term Data Access Agreement, which sets forth standards for the access to and maintenance of data that was and will continue to be exchanged by Brighthouse and MetLife prior to and following the Separation.

As of January 1, 2017, Brighthouse Services provided certain services to our insurance company subsidiaries, including providing instruction and direction to MLIA as to MLIA’s services under the Investment Management Agreements between MLIA and our insurance subsidiaries (“Subsidiary IMAs”). Additionally, Brighthouse Services provides instruction and direction to MLIA as to MLIA’s services under the Investment Management Agreement among MLIA and Brighthouse Financial, Inc. and certain of its non-insurance company subsidiaries (the “Brighthouse IMA”). Brighthouse Services is not a party to the Subsidiary IMAs and is not obligated to compensate MLIA for services under the Subsidiary IMAs. However, Brighthouse Services is a party to the Brighthouse IMA and is obligated to compensate MLIA for services thereunder.

2018 Proxy Statement  |  99

Certain Relationships and Related Person Transactions	Brighthouse Financial, Inc.

All agreements between or among MetLife, Brighthouse and their respective affiliates that took effect prior to the Separation and requiring the approval of applicable insurance regulatory authorities were approved by such regulatory authorities. Affiliate transaction approvals were sought prior to the Separation for those agreements that took effect at the Separation to the extent that such agreements required such approval. These agreements include third-party administrative service agreements and tax allocation agreements.

Intellectual Property Arrangements

Intellectual Property License Agreement

We and MLIC entered into the Intellectual Property License Agreement, pursuant to which we granted each other a non-exclusive, royalty-free, paid-up license for the U.S., to certain intellectual property rights that we each own. The intellectual property rights being licensed (with no rights to sublicense except as described below) under the Intellectual Property License Agreement may include invention disclosures, patents, patent applications, statutory invention registrations, copyrights, mask work rights, database rights and design rights, trade secrets, trademarks, service marks, trade dress, logos, other source identifiers or domain names, intellectual property made available under the Transition Services Agreement, and limited rights to certain policies and materials owned by MLIC or its affiliates. The license allows us and MLIC and its affiliates to have access to and to use certain intellectual property necessary for operations of our respective businesses. Brighthouse has agreed to sublicense its rights in certain MetLife trademarks to market, sell, distribute and service products and services in connection with its business as operated immediately following the Separation. MLIC has agreed to sublicense its rights in certain Brighthouse trademarks in connection with providing services to Brighthouse pursuant to the transaction documents. Each party has agreed to only sublicense its right in other intellectual property for (i) non-public distribution, dissemination or disclosure restricted to employees of the licensee, its affiliates or their respective third party vendors under written obligations of confidentiality at least as stringent as those required under the Intellectual Property License Agreement and/or (ii) public distribution, dissemination or disclosure of such materials only to the extent such materials were publicly distributed, disseminated or disclosed prior to the distribution. Each party can only assign its license rights to another party other than an affiliate upon the prior written consent of the other party to the agreement. The Intellectual Property License Agreement with respect to trademarks continues until non-use of a particular mark and is perpetual with respect to other intellectual property other than upon, material breach.

Tax Agreements

Due to a particular U.S. tax consolidation provision, Brighthouse Insurance and its subsidiaries cannot immediately be included with the Company in a consolidated tax group. Instead, following the Distribution (the “tax deconsolidation date”), Brighthouse Insurance and any directly owned life insurance and reinsurance company subsidiaries (including Brighthouse Life Insurance Company of NY and BRCD) are expected to be included in Brighthouse Insurance’s consolidated federal income tax return until 2023. In addition, following the tax deconsolidation date, NELICO will not be included in the Brighthouse Insurance consolidated federal income tax return and is expected to file its own U.S. federal income tax return until 2023. Current taxes (and the benefits of tax attributes such as losses) of Brighthouse Insurance and its life insurance/reinsurance company subsidiaries will be allocated among

100  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Certain Relationships and Related Person Transactions

Brighthouse Insurance and its subsidiaries under consolidated tax return regulations and a tax sharing agreement. Beginning in 2023, Brighthouse Insurance, its directly owned life insurance and reinsurance company subsidiaries and NELICO are expected to join our U.S. consolidated federal income tax return. Because Brighthouse Insurance, its directly owned life insurance and reinsurance company subsidiaries and NELICO are not able to join our U.S. consolidated federal income tax return until 2023, our U.S. consolidated federal income tax group and the separate groups of Brighthouse Insurance and NELICO may owe more taxes than they would have owed if they had all been a single group immediately after the distribution.

Tax Receivables Agreement

Immediately prior to the closing of the Distribution, we entered into a Tax Receivables Agreement with MetLife that provides MetLife with the right to receive as partial consideration for its contribution of assets to us future payments from us, equal to 86% of the amount of cash savings, if any, in U.S. federal income tax that we and our subsidiaries actually realize (or are deemed to realize in the case of an early termination by us, a breach of material obligations under the Tax Receivables Agreement, a change of control or certain subsidiary dispositions, as discussed below) as a result of the utilization of our and our subsidiaries’ net operating losses, capital losses, tax basis and amortization or depreciation deductions in respect of certain tax benefits we may realize as a result of certain transactions involved in the Separation together with interest accrued at a rate of one-year LIBOR plus 100 basis points from the date the applicable tax return is due (without extension) until the date the applicable payment is due. To the extent that we fail to make payments when due under the Tax Receivables Agreement for any reason, other than as a result of certain exceptions, discussed below, such payments will accrue interest at a rate of one-year LIBOR plus 650 basis points per annum until paid. These payment obligations are our obligations and we are obligated to use commercially reasonable actions to cause our subsidiaries to pay dividends to us to the extent necessary for us to make payments under the Tax Receivables Agreement.

For purposes of the Tax Receivables Agreement, cash savings in income tax are computed by comparing our actual income tax liability to the amount of such taxes that we would have been required to pay had we not been able to utilize the tax benefits subject to the Tax Receivables Agreement. The term of the Tax Receivables Agreement commenced upon the Separation and will continue until all relevant tax benefits have been utilized or have expired.

Estimating the amount of payments that may be made under the Tax Receivables Agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The actual amount and utilization of net operating losses, tax basis and other tax attributes, as well as the amount and timing of any payments under the Tax Receivables Agreement, will vary depending upon a number of factors, including the amount, character and timing of our and our subsidiaries’ taxable income in the future.

If we undergo a change of control, the Tax Receivables Agreement will terminate, and we will be required to make a lump sum payment equal to the present value of future payments under the Tax Receivables Agreement, which payment would be based on certain assumptions (the “valuation assumptions”), including those relating to our and our subsidiaries’ future taxable income. Additionally, if we or a direct or indirect subsidiary transfers any asset to a corporation with which we do not file a consolidated tax return, we will be treated as having sold that asset in a taxable transaction for purposes of determining the cash savings in income tax under the Tax Receivables Agreement. If we sell or otherwise dispose of any of our subsidiaries in a transaction that is not a change of control, we will be required to make a lump sum payment equal to the present value of future payments under the Tax Receivables Agreement attributable to the tax benefits of such subsidiary that is sold or disposed of, applying the valuation assumptions. Any such payment resulting from a change of control, asset transfer or subsidiary disposition could be substantial and could exceed our actual cash tax savings.

2018 Proxy Statement  |  101

Certain Relationships and Related Person Transactions	Brighthouse Financial, Inc.

The Tax Receivables Agreement provides that in the event that we breach any of our material obligations under it, whether as a result of our failure to make any payment when due (subject to a three-month cure period), failure to honor any other material obligation under it or by operation of law as a result of the rejection of it in a case commenced under the United States Bankruptcy Code or otherwise, then all our payment and other obligations under the Tax Receivables Agreement will be accelerated and will become due and payable, applying the same valuation assumptions discussed above, including those relating to our future taxable income. Such payments could be substantial and could exceed our actual cash tax savings. Additionally, we generally have the right to terminate the Tax Receivables Agreement. If we terminate the Tax Receivables Agreement, our payment and other obligations under the Tax Receivables Agreement will be accelerated and will become due and payable, also applying the valuation assumptions discussed above. Such payments could be substantial and could exceed our actual cash tax savings.

Tax Separation Agreement

Immediately prior to the Distribution, we entered into a tax separation agreement with MetLife (the “Tax Separation Agreement”). Among other things, the Tax Separation Agreement governs the allocation between MetLife and us of the responsibility for the taxes of the MetLife group. The Tax Separation Agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes.

Under the Tax Separation Agreement, MetLife is generally responsible for any and all taxes due with respect to any (i) tax return filed on a consolidated, combined or unitary basis that includes at least one member of the MetLife group and one member of Brighthouse Financial, Inc. and its subsidiaries and affiliates (the “Brighthouse group”) (a “Joint Return”) and (ii) any stand-alone tax return filed by any member of the MetLife group that does not include any member of the Brighthouse group. However, under the terms of the Tax Separation Agreement, we will pay to MetLife or receive a payment from MetLife with respect to taxes attributable to the Brighthouse group determined under the principles of MetLife’s current tax sharing agreement for taxable periods ending on or prior to the Distribution for which tax returns have not been filed by such date. In addition, for pre-Distribution taxable periods we are generally responsible for (x) taxes attributable to the members of the Brighthouse group arising from any audit of any Joint Return, as determined under the principles of MetLife’s current tax sharing agreement as in effect for the relevant taxable period, and (y) any and all taxes due with respect to any stand-alone tax returns filed by any member of the Brighthouse group that does not include any member of the MetLife group.

The Tax Separation Agreement generally allocates the right to refunds of taxes to the party that would be liable under the Tax Separation Agreement for the underlying taxes that are refunded.

The Tax Separation Agreement allocates between the parties the right to control, and to participate in, the preparation and filing of tax returns and defense of tax audits or other proceedings relating to taxes, and requires the parties to cooperate with each other in connection with preparing and filing tax returns and defending tax audits and other tax proceedings.

102  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Certain Relationships and Related Person Transactions

With the exception of obligations under other agreements entered into between MetLife and us in connection with the Distribution (such as the Tax Receivables Agreement), upon entering into the Tax Separation Agreement, all other formal or informal tax sharing arrangements between MetLife and us were terminated, and the Tax Separation Agreement now generally governs all of our relationship with MetLife relating to tax returns and tax liabilities.

The Tax Separation Agreement generally allocates to MetLife any income taxes incurred in connection with the failure to qualify for tax-free treatment of the Distribution and certain related preliminary internal transactions. Additionally, MetLife is liable for tax losses that occur from a failure to qualify for tax free treatment if the failure to qualify for tax-free treatment results from any action or inaction after the completion of the Distribution that is within MetLife’s control or if the failure results from any direct or indirect transfer of MetLife’s stock after the Distribution. Under the Tax Separation Agreement, such income taxes will generally be allocated to us if the failure to qualify for tax-free treatment results from any action or inaction after the completion of the Distribution that is within our control or if the failure results from any direct or indirect transfer of our stock after the Distribution. The Tax Separation Agreement includes a provision generally prohibiting us after the completion of the Distribution from taking any action or failing to take action within our control that would cause the failure of such tax-free treatment.

In addition, for the two-year period following the Separation, we agreed to continue to actively conduct the portion of our business relied upon to qualify the Distribution as a tax-free transaction, and we have agreed that in a single transaction or series of transactions we will not:

•	enter into or, to the extent we have the right to prohibit it, permit any transaction to occur, as a result of which one or more persons would (directly or indirectly) acquire, or have the right to acquire, a number of shares of stock that would, when combined with certain other changes in ownership of our stock, comprise 45% or more of the value or total combined voting power of all of our outstanding shares of stock;
•	liquidate, merge or consolidate with any other person (whether that other person or such affiliate is the survivor) that was not already wholly-owned by a member of our group prior to such transaction;
•	sell or transfer all or substantially all of the assets that were transferred to us as part of our formation or sell or transfer (or cause or permit to be transferred) 33% or more of the gross assets of the business relied upon to qualify the Distribution as a tax-free transaction or 33% or more of our consolidated gross assets;
•	redeem or otherwise repurchase (directly or through an affiliate) any of our stock, or rights to acquire our stock, except to the extent such repurchases satisfy certain IRS guidelines;
•	amend our certificate of incorporation (or other organizational documents), or take any other action, whether through a stockholder vote or otherwise, affecting the voting rights of our stock; or
•	take any other action or actions which in the aggregate would be reasonably likely to have the effect of causing or permitting one or more persons (whether or not acting in concert) to acquire directly or indirectly stock representing 50% or more of the voting power or value of our stock or otherwise jeopardize the intended tax treatment of the Distribution and certain steps that were part of the Separation.

We may, however, take the actions enumerated above during such two-year period if (a) we provide MetLife either a ruling from the IRS or an unqualified tax opinion in form and substance reasonably satisfactory to MetLife to the effect that such action will not negatively affect the applicable intended tax treatment of the Separation and Distribution transactions or (b) MetLife waives the requirement to obtain such IRS ruling or tax opinion. Whether a ruling from the IRS or an unqualified tax opinion would be forthcoming depends on the facts and circumstances of the applicable actions. For example, the Treasury Regulations provide that an acquisition of our stock would not be considered to be “part of a

2018 Proxy Statement  |  103

Certain Relationships and Related Person Transactions	Brighthouse Financial, Inc.

plan” with the Distribution (and therefore would not cause there to be gain recognition under Code Section 355(e)) if there was no agreement, understanding, arrangement or substantial negotiations regarding the acquisition or a similar acquisition at any time during the two-year period prior to the Distribution.

We have agreed to indemnify MetLife and its affiliates against any and all tax-related liabilities incurred by them relating to the Distribution to the extent caused by the actions summarized above. This indemnification applies even if MetLife has permitted us to take an action that would otherwise have been prohibited under the tax-related restrictions as described above. Any income taxes incurred in connection with the failure to qualify for tax-free treatment of the Distribution which are jointly caused by us and MetLife shall be allocated between MetLife and us equally.

Collateral Agreement

Prior to the Distribution, we entered into a reinsurance trust agreement with GALIC pursuant to which Brighthouse Insurance and GALIC collateralize their net exposure to one another under the following two reinsurance agreements between such parties: (i) a reinsurance agreement whereby Brighthouse Insurance provides reinsurance coverage to GALIC with respect to certain term and universal life policies issued by GALIC; and (ii) a reinsurance agreement whereby GALIC provides reinsurance coverage to Brighthouse Insurance with respect to certain whole life policies issued by Brighthouse Insurance.

Sublease Agreements

At or prior to the Distribution, we entered into arms-length sublease agreements with MetLife for our corporate headquarters in Charlotte, North Carolina as well as certain other locations.

Other Related Person Transactions

The Separation

We and MetLife have engaged, and expect to engage, in certain transactions in connection with the Separation, including transactions that took place prior to the Distribution and transactions that will continue in effect after the completion of the Distribution.

Reinsurance Arrangements

We have entered into reinsurance agreements with MetLife affiliated companies primarily as a cedent of insurance and also as a reinsurer of some insurance products issued by those affiliated companies. We participate in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. While we terminated certain of these arrangements in connection with the Separation, we retained and expect to retain certain of the reinsurance agreements with MetLife affiliated companies following the Separation.

We currently benefit from a financing arrangement MetLife has with a third-party financial institution that is used to support a MetLife reinsurance subsidiary’s obligations arising under a reinsurance agreement with Brighthouse Insurance. Pursuant to the Master Separation Agreement, we pay MetLife 60% of the fees owed to the third party financial institution for this financing arrangement.

Investment Transactions

Prior to the Distribution we extended loans and transferred certain invested assets, primarily consisting of fixed maturity securities, to certain MetLife affiliates. At this time, there are no longer any outstanding loans between the companies and we have stopped transferring invested assets between Brighthouse and MetLife affiliates.

104  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Certain Relationships and Related Person Transactions

Shared Services and Overhead Allocations

Prior to the Separation, MetLife provided us certain services, which included, but were not limited to, executive oversight, treasury, finance, legal, human resources, tax planning, internal audit, financial reporting, information technology, sourcing/procurement and investor relations. MetLife continues to provide certain of these services following the Separation under the Transition Services Agreement. The financial information in our Form 10-K for the year ended December 31, 2017 does not necessarily include all the expenses that would have been incurred had we been a separate, standalone entity prior to the Distribution. MetLife charges us for these services based on direct and indirect costs. When specific identification is not practicable, an allocation methodology is used, primarily based on sales, in-force liabilities, or headcount.

Sourcing/Procurement

Prior to the Distribution, MetLife contracted for most of our strategic sourcing and procurement needs. Pursuant to a services agreement, MetLife agreed, to the extent requested by an affiliated recipient, to perform certain services and make available its facilities and equipment, including participating in and/ or benefiting from arrangements made by MetLife with any of its affiliated or third-party vendors. In consideration for these services, we are required to reimburse MetLife for its expenses attributable to each affiliated recipient of ours for services provided to it under these arrangements. These arrangements cover a variety of sourcing needs, including software licenses, information technology service and support, audit services and market data services. We do not directly benefit from these arrangements following the Distribution, and we entered into direct contracts with vendors at or prior to the Distribution, other than in respect of service to be provided under the Transition Services Agreement.

Stock-Based Compensation Plans

Prior to the Separation, our executive officers participated in MetLife stock-based compensation plans, the costs of which were allocated to the Company and recorded in the combined statements of operations. The Separation constituted the end of our employees’ employment with MetLife and its affiliates. Any MetLife stock compensation awards held by our employees immediately prior to the Separation were retained or forfeited in accordance with their terms.

The Company has established the Temporary Plan to pay cash compensation to employees of the Company who forfeited MetLife stock compensation awards as a result of the Separation and/or did not receive stock compensation awards from MetLife in 2017. The cash compensation for employees who forfeited MetLife stock compensation awards is subject to service requirements that generally replicate the service requirements for the awards that were forfeited as a result of the Separation. In addition, for our executive officers, cash compensation for forfeited awards is subject to achievement of Company-specific performance criteria. The cash compensation for employees who did not receive stock compensation awards from MetLife in 2017 is subject to service requirements and, for our executive officers, the achievement of Company-specific performance criteria. The Company is seeking stockholder approval of the material terms of the performance goals under the Temporary Plan. The cost for this cash compensation is not expected to be material.

Broker-Dealer Transactions

Prior to the Distribution, we accrued related party revenues and expenses arising from interactions with MetLife’s broker-dealers whereby the MetLife broker-dealers sell our variable annuity and life products. The affiliated revenue for us is fee income from trusts and mutual funds whose shares serve as investment options of our policyholders. The affiliated expense for us is commissions collected on the sale of variable products by us and passed through to the broker-dealer.

2018 Proxy Statement  |  105

Certain Relationships and Related Person Transactions	Brighthouse Financial, Inc.

Revenues and Expenses Associated with Related Person Transactions

The approximate net earned revenues and incurred (expenses), or intercompany charges, for our various arrangements with MetLife and its affiliates are presented in the table below.

Types of Related Persons Transactions	Year ended December 31,
	2017 (in millions)	2016 (in millions)	2017 (in millions)

Financing arrangements	$(69)	$(195)	$(186)

Transition services agreements with affiliates	(330)	-	-

Advisory and portfolio management agreement fees	(159)	(99)	(80)

Reinsurance transactions	(300)	487	208

Investment transactions	16	50	93

Stock-based compensation plans	-	(10)	(8)

Broker-dealer transactions	(206)	(434)	(417)

Other administrative services overhead allocations	(60)	(868)	(1,059)

Total	$(1,108)	$(1,069)	$(1,449)

Related Person Transaction Approval Policy

The Board has adopted a written related person transaction approval policy pursuant to which our Nominating and Corporate Governance Committee, or for so long as any member of such Committee is not an independent director, a Committee of the Board consisting of the independent members of the Nominating and Corporate Governance Committee, will review and approve or take such other action as it may deem appropriate with respect to certain transactions.

A “Related Person” is a Director, Director nominee, Executive Officer, immediate family members of the above, holders of more than 5% of our outstanding Shares of Common Stock, or any entity in which any of the foregoing people holds a beneficial ownership interest of 10% or more. A “Related Person Transaction” is any transaction, arrangement or relationship of $120,000 or more in a fiscal year in which Brighthouse is a participant and the Related Person has a direct or indirect material interest. Under the Related Person Transaction Policy, the Nominating and Corporate Governance Committee reviews the Related Person Transaction in question to determine whether it is inconsistent with Brighthouse’s best interests. If the Nominating and Corporate Governance Committee determines that the Related Person Transaction is not inconsistent with Brighthouse’s best interests, then it may approve or ratify the Related Person Transaction. There were no potential Related Person Transactions that required the Nominating and Corporate Governance Committee’s review in 2017.

106  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners and Management

The table below shows the number of Brighthouse Shares beneficially owned by each of the Directors and NEOs of Brighthouse, and all the Directors and executive officers as a group. Information in this table is reported as of the Record Date, March 26, 2018.

Securities beneficially owned include, to the extent applicable to a Director, NEOs, or executive officer:

•	securities held in each individual’s name;
•	securities held by a broker for the benefit of the individual;
•	securities which the individual could acquire within the following 60 days;
•	securities held indirectly in the Brighthouse Financial Frozen Stock Fund in the MetLife, Inc. Savings and Investment Plan; and
•	other securities for which the individual may directly or indirectly have or share voting power or investment power (including the power to direct the disposition of the securities).

The address of each beneficial owner presented in the table below is c/o Brighthouse Financial, Inc., 11225 North Community House Road, Charlotte, North Carolina, 28277.

Beneficial Owners	Number of Shares of Our Common Stock Beneficially Owned	Percentage of Our Common Stock Outstanding

Eric T. Steigerwalt[1]	2,592	*

Anant Bhalla	397	*

Peter M. Carlson	3,141	*

Christine M. DeBiase	735	*

John L. Rosenthal	4,177	*

C. Edward (“Chuck”) Chaplin	2,039	*

Irene Chang Britt	-	*

John D. McCallion	1,229	*

Diane E. Offereins	-	*

Patrick J. Shouvlin	-	*

William F. Wallace	-	*

Paul M. Wetzel[2]	9	*

All Directors, Director nominees and executive officers as a group (14 persons)	15,793	*

*	Indicates that the percentage of beneficial ownership does not exceed 1%.
[1]	Includes 1,801 Shares held in a Joint Tenancy account.
[2]	Shares held by spouse.

2018 Proxy Statement  |  107

Securities Ownership of Certain Beneficial Owners and Management	Brighthouse Financial, Inc.

Following are the only persons known to us to be the beneficial owners of more than five percent of any class of our voting securities.

Name and Address of Beneficial Owner	Number of Shares of Our Common Stock Beneficially Owned	Percentage of Our Common Stock Outstanding

MetLife, Inc.[1] 200 Park Avenue New York, NY 10166	23,169,597	19.3%

Greenlight Capital, Inc.[2] 140 East 45th Street, 24th Floor New York, NY 10017	11,000,000	9.2%

The Vanguard Group[3] 100 Vanguard Boulevard Malvern, PA 19355	9,605,570	8.0%

T. Rowe Price Associates, Inc.[4] 100 East Pratt Street Baltimore, MD 21202	7,473,274	6.2%

BlackRock, Inc.[5] 55 East 52nd Street New York, NY 10055	6,537,059	5.5%

[1]	Based on a Schedule 13G filed with the SEC on February 15, 2018 by MetLife, Inc., reporting beneficial ownership as of December 31, 2017, with sole dispositive power with respect to 23,155,117 of the Shares, shared dispositive power with respect to 14,480 of the Shares, and no sole voting power and no shared voting power with respect to any of the Shares.
[2]	Based on a Schedule 13G filed with the SEC on February 14, 2018 by Greenlight Capital, Inc. (“Greenlight Inc.”), DME Advisors, LP (“DME Advisors”), DME Capital Management, LP (“DME CM”), DME Advisors GP, LLC (“DME GP” and together with Greenlight Inc., DME Advisors and DME CM, “Greenlight”), and David Einhorn, the principal of Greenlight, reporting beneficial ownership as of December 31, 2017. Greenlight Inc. is deemed to be the beneficial owner of an aggregate of 5,922,137 Shares, DME Advisors is deemed the beneficial owner of an aggregate of 2,258,163 Shares, DME CM is deemed the beneficial owner of an aggregate of 2,819,700 Shares, DME GP is deemed the beneficial owner of an aggregate of 5,077,863 Shares, and Mr. Einhorn is deemed the beneficial owner of an aggregate of 11,000,000 Shares.
[3]	Based on a Schedule 13G filed with the SEC on February 8, 2018 by The Vanguard Group, reporting beneficial ownership as of December 31, 2017, with sole voting power with respect to 127,182 of the Shares, shared voting power with respect to 18,005 of the Shares, sole dispositive power with respect to 9,462,616 of the Shares, and shared dispositive power with respect to 142,954 of the Shares.
[4]	Based on a Schedule 13G filed with the SEC on February 14, 2018 by T. Rowe Price Associates, Inc., reporting beneficial ownership as of December 31, 2017, with sole voting power with respect to 2,797,804 of the Shares, sole dispositive power with respect to 7,457,529 of the Shares, and no shared voting power and no shared dispositive power with respect to any of the Shares.
[5]	Based on a Schedule 13G filed with the SEC on February 1, 2018 by BlackRock, Inc., reporting beneficial ownership as of December 31, 2017, with sole voting power with respect to 5,747,033 of the Shares, sole dispositive power with respect to 6,537,059 of the Shares, and no shared voting power and no shared dispositive power with respect to any of the Shares.

108  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s Directors, certain officers of the Company, and beneficial owners of more than 10% of the Shares of the Company’s Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Shares of Common Stock and other equity securities of the Company. Based solely upon a review of the filings furnished to the Company during 2017 or written representations that no Form 5 was required, the Company believes that all filings required to be made by reporting persons were timely made in accordance with the requirements of the Exchange Act, except that one Form 4 was inadvertently filed late for Lynn Dumais, our Chief Accounting Officer. This filing related to the liquidation of Ms. Dumais’s interest in the Brighthouse Financial Frozen Stock Fund in connection with her electing a complete rollover of her account balance in the Savings and Investment Plan sponsored by an affiliate of MetLife in which Ms. Dumais participated while an employee of MetLife.

2018 Proxy Statement  |  109

The Annual Meeting, Voting and Other Information	Brighthouse Financial, Inc.

The Annual Meeting,

Voting and Other

Information

Overview

Our Board is soliciting proxies in connection with our Annual Meeting. Under the rules of the SEC, when the Board asks you for your proxy, it must provide you with a proxy statement and certain other materials (including an annual report to stockholders), containing certain required information. These materials will be first made available, sent or given to stockholders on April 10, 2018.

The “Proxy Materials” include:

•	this Proxy Statement;
•	a notice of our 2018 Annual Meeting of Stockholders (which is attached to this Proxy Statement); and
•	our Annual Report to Stockholders for 2017.

If you received printed versions of these materials by mail (rather than through electronic delivery), these materials also include a proxy card or voting instruction form. If you received or accessed these materials via the Internet, your proxy card or voting instruction form are available to be filled out and executed electronically.

Attending the Annual Meeting

Date and Time

Wednesday, May 23, 2018 at 8:30 a.m., Eastern Daylight Time

Location

The Ballantyne Hotel, 10000 Ballantyne Hotel Commons Parkway, Charlotte, North Carolina 28277

Who May Attend

Only holders of Shares as of the Record Date, or their authorized representatives or proxies, may attend the Annual Meeting. Admission to the Annual Meeting room will be on a first-come, first-served basis. Stockholders are encouraged to obtain an admission ticket in advance of the meeting.

The Ballantyne Hotel is accessible to disabled persons. Upon advance request, we will provide wireless headsets for hearing amplification.

110  |  2018 Proxy Statement

Brighthouse Financial, Inc.	The Annual Meeting, Voting and Other Information

Admission Requirements

For admission to the Annual Meeting, you must present a valid government-issued picture identification, such as a driver’s license or passport. You will also be asked to provide your admission ticket.

Authorized representatives of stockholders must also present a valid legal proxy from the Record Date stockholder appearing on the admission ticket.

How to Obtain an Admission Ticket

We encourage you to pre-register for admission and print an admission ticket in advance of the Annual Meeting by visiting www.ProxyVote.com and following the instruction there. You will need your 16-digit control number to access www.ProxyVote.com, which you can find in the Notice of Internet Availability (if you received proxy materials via electronic delivery), proxy card (if you are a holder of record who received proxy materials by mail) or voting instruction form (if you are a beneficial owner who received proxy materials by mail).

If you received your proxy materials by email, you will be given an opportunity to print an admission ticket after you vote online.

If you received your proxy materials by mail, your admission ticket will be your:

•	Holders of record: Notice of Internet Availability or top of the proxy card
•	Beneficial owners: Notice of Internet Availability or voting instruction form

Prohibited Items

The use of cameras (including cellular phones or tablets with photographic and/or video recording capabilities), recording devices and other electronic devices, cellular phones or tablets is strictly prohibited.

Knives, firearms or any items that are dangerous or could be used as a weapon.

Admission

Brighthouse representatives will be at the entrance to the Annual Meeting and these representatives will have the authority to determine whether you have met the admission requirements and will be granted admission to the Annual Meeting.

Directors’ Attendance at the Annual Meeting

Directors are expected to attend all annual meetings of stockholders.

Shares Outstanding and Holders of Record Entitled to Vote at the Annual Meeting

There were 119,773,106 Shares outstanding as of the close of business on the Record Date of March 26, 2018. All holders of record of Shares at the close of business on the Record Date are entitled to vote at the Annual Meeting. Each Share outstanding as of the Record Date is entitled to one vote on each matter to be voted upon at the Annual Meeting.

Your Vote is Important

The Board requests that you submit a proxy to vote your Shares as soon as possible. Your voting instructions are confidential and will not be disclosed to persons other than those recording the vote, except if you make a written comment on the proxy card, otherwise communicate your vote to management or authorize such disclosure.

2018 Proxy Statement  |  111

The Annual Meeting, Voting and Other Information	Brighthouse Financial, Inc.

Quorum Requirement

The holders of a majority of the Shares outstanding at the Record Date must be present in person or by proxy to constitute a quorum to conduct the Annual Meeting. Shares for which valid proxies are delivered or that are held by a stockholder that attends the Annual Meeting in person will be considered part of the quorum. Once a Share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjourned meeting. Shares for which abstentions and “broker non-votes” (explained below) occur are counted as present and entitled to vote for purposes of determining whether a quorum is present.

Voting Your Shares

Holders of Record

If your Shares are registered in your name with our transfer agent, Computershare, you are a “holder of record” of those Shares. A holder of record may cause its Shares to be voted in any of the following ways:

Internet
Please log on to www.ProxyVote.com and vote by 11:59 p.m.,
Eastern Daylight Time, on Tuesday, May 22, 2018.

Telephone
Please call 1-800-690-6903 until 11:59 p.m., Eastern Daylight Time, on Tuesday, May 22, 2018.

Mail
If you received printed copies of the proxy materials, please complete, sign and return your proxy card by mail so that it is received by Brighthouse c/o Broadridge Financial
Solutions, Inc. (“Broadridge”) prior to the Annual Meeting.

In Person
You may attend the Annual Meeting and cast your vote.

These instructions appear on your Notice or proxy card. If you submit a proxy via on the Internet or by telephone, please have your Notice or proxy card available for reference when you do so. If you submit a proxy via the Internet or by telephone, please do not mail in your proxy card.

For holders of record, proxies submitted by mail, on the Internet or by telephone will be voted by the individuals named on the proxy card in the manner you indicate. If you execute, date and deliver a proxy card but do not specify how your Shares are to be voted, the proxies will vote as recommended by the Board of Directors on all matters on the agenda for the Annual Meeting (see “Proposals for Your Vote”) and will use their discretion with respect to any other matters properly presented for a vote at our Annual Meeting or any postponement or adjournment thereof.

Holders in Street Name

If your Shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a holder of Shares in “street name”. The organization holding your account will have provided you with proxy materials. As the beneficial owner, you have the right to direct the organization how to vote the Shares held in your account. If you want to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other intermediary and present it at the meeting, and submit it with your vote.

112  |  2018 Proxy Statement

Brighthouse Financial, Inc.	The Annual Meeting, Voting and Other Information

If you are a holder of Shares in street name and you do not submit voting instructions to your broker, bank or other intermediary, the intermediary generally may vote your Shares in its discretion only on routine matters. Intermediaries do not have discretion to vote their clients’ Shares on non-routine matters in the absence of voting instructions from the beneficial stockholder. At the Annual Meeting, only Proposal 2 (ratification of the independent auditor) is considered routine and may be voted upon by the intermediary if you do not submit voting instructions. All other proposals on the Agenda for the Annual Meeting are non-routine matters, and intermediaries may not use their discretion to vote on these proposals in the absence of voting instructions from you. These “broker non-votes” will not affect the outcome of the vote with respect to Proposals 1 and 3 through 7. There will be no broker non-votes associated with Proposal 2, as the ratification of our independent registered public accounting firm is a routine matter. As a result, if your Shares are held in street name and you do not give your bank or broker instructions on how to vote, your shares will be voted by the broker in its discretion.

Voting by Participants in Retirement Plan

The Bank of New York Mellon is trustee for the portion of the New England Life Insurance Company Agents’ Retirement Plan and Trust which is invested in the Brighthouse Financial Frozen Stock Fund. As trustee, it will vote the Shares in this plan in accordance with the voting instructions given by plan participants to the trustee. Instructions on voting appear on the voting instruction form distributed to plan participants. The trustee must receive the voting instructions of a plan participant no later than 6:00 p.m., Eastern Daylight Time, May 18, 2018. The trustee will generally vote the Shares held by each plan for which it does not receive voting instructions in the same proportion as the Shares held by such plan for which it does receive voting instructions.

Changing Your Vote or Revoking Your Proxy

If you are a holder of record and wish to revoke your proxy instructions, you must either (1) subsequently submit a proxy via the Internet or by telephone, which will be available until 11:59 p.m., Eastern Daylight Time, May 22, 2018; (2) sign, date and deliver a later-dated proxy card so that it is received before the Annual Meeting; (3) submit a written revocation; (4) send a notice of revocation via the Internet at www.ProxyVote.com; or (5) attend the meeting and vote your Shares in person. If you hold your shares in street name, you must follow the instructions of your broker, bank or other intermediary to revoke your voting instructions.

2018 Proxy Statement  |  113

The Annual Meeting, Voting and Other Information	Brighthouse Financial, Inc.

Vote Required for Each Proposal

Proposal 1 Election of three (3) Class I Directors for a two-year term ending at the 2020 Annual Meeting

Board Recommendation: FOR each of the Company’s nominees

Vote Required: Plurality of the votes cast

Effect of Abstentions: No effect. However, except in the case of a contested election, any Director nominee who receives a greater number of votes “withheld” from than votes “for” his or her election his or her election shall promptly tender his or her resignation to the Board following certification of the election results.

Effect of Broker Non-Votes: No effect

Proposal 2 - Ratification of the appointment of Deloitte & Touche LLP as Brighthouse’s independent registered public accounting firm for fiscal year 2018

Board Recommendation: FOR

Vote Required: Affirmative vote of the majority in voting power of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter

Effect of Abstentions: Same effect as a vote AGAINST the proposal

Effect of Broker Non-Votes: There will be no broker non-votes associated with this proposal, as the ratification of our independent registered public accounting firm is a routine matter. As a result, if your Shares are held in “street name” and you do not give your bank or broker instructions on how to vote, your shares will be voted by the broker in its discretion.

Proposal 3 - Advisory vote on executive compensation (the “Say-on-Pay” vote)

Board Recommendation: FOR

Vote Required: Affirmative vote of the majority in voting power of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter

Effect of Abstentions: Same effect as a vote AGAINST the proposal

Effect of Broker Non-Votes: No effect

Proposal 4 - Advisory vote on frequency of future Say-on-Pay votes

Board Recommendation: ONE YEAR

Vote Required: Affirmative vote of the majority in voting power of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. If none of the options receives the approval of a majority of a quorum at the Annual Meeting, the Board will consider as the non-binding selection of the stockholders the frequency that receives the greatest number of votes.

Effect of Abstentions: No effect

Effect of Broker Non-Votes: No effect

Proposal 5 - Approval of the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

Board Recommendation: FOR

Vote Required: Majority of the total votes cast

Effect of Abstentions: No effect

Effect of Broker Non-Votes: No effect

114  |  2018 Proxy Statement

Brighthouse Financial, Inc.	The Annual Meeting, Voting and Other Information

Proposal 6 - Approval of the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan

Board Recommendation: FOR

Vote Required: Majority of the total votes cast

Effect of Abstentions: No effect

Effect of Broker Non-Votes: No effect

Proposal 7 - Approval of the Material Terms of the Performance Goals under the Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan

Board Recommendation: FOR

Vote Required: Affirmative vote of the majority in voting power of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter

Effect of Abstentions: Same effect as a vote AGAINST the proposal

Effect of Broker Non-Votes: No effect

Matters to be Presented

We are not aware of any matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the meeting, unless otherwise provided, the proxies will use their own judgment to vote your Shares. If the meeting is adjourned or postponed, the proxies can vote your Shares at the adjournment or postponement as well.

Delivery of Proxy Materials

Notice and Access

We are using “notice and access” procedures to distribute our proxy materials to our stockholders. This method reduces the amount of paper used in producing proxy materials and lowers the costs associated with mailing the proxy materials to stockholders. We are mailing a Notice of Internet Availability of Proxy Materials (“Notice”) to stockholders. The Notice includes instructions on how to access the materials over the Internet and how to request a paper or e-mail copy. The Notice further provides instructions on how stockholders may elect to receive proxy materials in the future in printed form or by electronic mail. To select a method of delivery while voting is open, holders of record may follow the instructions when voting online at www.ProxyVote.com. At any time, you may also choose your method of delivery of Brighthouse proxy materials by visiting https://enroll.icsdelivery.com/BHF. If you own Shares indirectly through a broker, bank or other intermediary, please contact the intermediary for additional information regarding delivery options.

Holders of record will have the Notice or proxy materials delivered directly to your mailing address or electronically if you have previously consented to that delivery method.

Holders of Shares in street name will have the proxy materials or the Notice forwarded to you by the intermediary that holds the Shares.

2018 Proxy Statement  |  115

The Annual Meeting, Voting and Other Information	Brighthouse Financial, Inc.

Eliminating Duplicative Proxy Materials

To reduce the expenses of delivering duplicate proxy materials to stockholders, we are relying upon SEC rules that permit us to deliver only one set of proxy materials to multiple stockholders who share an address (known as “householding”), unless we receive contrary instructions from any stockholder at that address. All stockholders sharing an address will receive in a single envelope a single Proxy Statement and Annual Report, along with individual proxy cards or individual Notices for each stockholder. If you are a stockholder who shares an address and last name with one or more other stockholders and would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact Broadridge, either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

Proxy Solicitation Costs

We have engaged Morrow Sodali, LLC to act as our proxy solicitor and have agreed to pay it approximately $12,500 plus reasonable expenses for such services. We also will reimburse brokers, banks and other intermediaries and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners.

Vote Tabulation

Votes will be tabulated by Broadridge.

Inspector of Election

The Board has appointed a representative of Broadridge as Inspector of Election for the Annual Meeting.

Results of the Vote

We expect to announce preliminary voting results at the Annual Meeting and publish preliminary or final voting results in a Form 8-K within four business days following the meeting. If only preliminary voting results are available for reporting in the Form 8-K, the Company will amend the Form 8-K to report final voting results within four business days after the final voting results are known.

Other Information

Proposals for the 2019 Annual Meeting of Stockholders

Proposals for inclusion in our proxy statement

A stockholder who wishes to present a proposal for inclusion in our proxy statement for the 2019 Annual Meeting of Stockholders pursuant to Exchange Act Rule 14a-8, must submit such proposal to the Corporate Secretary at our principal executive offices. Proposals must be received no later than the close of business on December 12, 2018, or such other date that we announce in accordance with SEC rules and our Bylaws. Proposals must comply with all requirements of Exchange Act Rule 14a-8. Submitting a proposal does not guarantee its inclusion, which is governed by SEC rules and other applicable requirements.

116  |  2018 Proxy Statement

Brighthouse Financial, Inc.	The Annual Meeting, Voting and Other Information

Other stockholder proposals and director nominations

Under the notice provision of our Bylaws, for director nominations or other business to be properly brought before an annual meeting by a stockholder where such nominees or business is not to be included in our proxy statement, the stockholder must deliver notice in writing to our Corporate Secretary, at our principal executive offices, not later than the close of business on February 25, 2019, nor earlier than the close of business on January 24, 2019. The notice must contain the notice and informational requirements described under Article II, Section 11 of our Bylaws and applicable SEC rules. The chairman of the meeting may refuse to acknowledge or introduce any stockholder nomination or business if it was not timely submitted or does not comply with our Bylaws.

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing of Brighthouse under the Securities Act or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) and “Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

Annual Report on Form 10-K

We will provide to stockholders without charge, upon written request, a copy of our Form 10-K, including financial statements and financial statement schedules, but without exhibits. We will also furnish to requesting stockholders any exhibit to the Form 10-K upon the payment of reasonable expenses incurred by us in furnishing such exhibit. Requests should be directed to Brighthouse Investor Relations at our principal executive offices or by emailing your request to investor.relations@brighthousefinancial.com. The Form 10-K, along with all of our other SEC filings, may also be accessed at http://investor. brighthousefinancial.com/ by selecting “Financial Information” and “SEC Filings”, or at the website of the SEC at www.sec.gov.

Stockholder List

A list of the stockholders as of the Record Date will be available for inspection at our principal executive offices during ordinary business hours from May 13, 2018 to May 23, 2018.

Principal executive offices

The address of our principal executive offices is Brighthouse Financial, Inc., 11225 North Community House Road, Charlotte, NC 28277.

2018 Proxy Statement  |  117

The Annual Meeting, Voting and Other Information	Brighthouse Financial, Inc.

Communicating with our Board

Our Corporate Governance Principles provide a process for our security holders to send communications to the Board. Stockholders may contact an individual Director, the Board as a group, or a specified Committee or group, including the Independent Directors as a group, by mailing such communications to:

Brighthouse Financial, Inc.

Attn: Office of the Corporate Secretary

11225 North Community House Road

Charlotte, North Carolina 28277

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. The Company will review, assess and determine the most appropriate way to respond to such communications including coordinating such response with the Board.

118  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Forward Looking Statements

Forward-Looking

Statements

This Proxy Statement and other written or oral statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “forecast,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operating and financial results, as well as statements regarding the expected benefits of the Separation and the recapitalization actions.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in Brighthouse’s most recent Annual Report on Form 10-K filed with the SEC, in our subsequent Quarterly Reports on Form 10-Q, including in the sections thereof captioned “Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors”, and in our subsequent reports on Form 8-K. Brighthouse does not undertake any obligation to publicly correct or update any forward-looking statement if Brighthouse later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures Brighthouse makes on related subjects in reports to the SEC.

2018 Proxy Statement  |  119

Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan	Brighthouse Financial, Inc.

Appendix 1

Brighthouse Financial, Inc.

2017 Stock and Incentive Compensation Plan

(Effective August 9, 2017)

Article 1. Establishment, Purpose, and Duration

1.1 Establishment of the Plan. Brighthouse Financial, Inc., a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan (hereinafter referred to as the “Plan”), as set forth in this document.

The Plan permits the grant of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Stock-Based Awards.

The Plan shall become effective on the date the Plan is approved by the Board of Directors (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company and Affiliates by linking the personal interests of the Participants to those of the Company’s shareholders, and by providing Participants with an incentive for strong performance.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

1.3 Duration of the Plan. The Plan shall commence as of the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Committee or the Board to amend or terminate the Plan at any time pursuant to Article 16 herein, until the earlier of (i) the tenth anniversary of the Effective Date, or (ii) all Shares subject to the Plan have been distributed, purchased or acquired according to the Plan’s provisions.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meaning set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act, with reference to the Company, and shall also include any corporation, partnership, joint venture, limited liability company, or other entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined Voting Power of such corporation or of the capital interest or profits interest of such partnership or other entity.

2.2 “Award” means, individually or collectively, a grant under this Plan of NQSOs, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Stock-Based Awards, in each case subject to the terms of this Plan.

2.3 “Award Agreement” means either (i) a written agreement entered into by the Company or an Affiliate and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan; or (ii) a written statement issued by the Company or an Affiliate to a Participant describing the terms and provisions of such Award. In either case, the writing may take electronic form.

120  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

2.4 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6 “Cash-Based Award” means an Award granted under Article 10 herein, the value of which is denominated in cash as determined by the Committee and which is not any other form of Award described in this Plan.

2.7 “Cause” means: (i) a Participant’s conviction or plea of nolo contendere to a felony; or (ii) an act of dishonesty or misconduct on a Participant’s part that results or is believed likely to result in material damage to the Company’s business or reputation; or (iii) a material violation by a Participant of Company Policy, the Agreement to Protect Corporate Property or any other employment obligation or standard of conduct that has been communicated to the Participant where such violation played a role in the Company’s decision to terminate the Participant.

2.8	“Change of Control” shall occur if any of the following events occur after the Effective Date:

(i)	Any Person acquires (other than directly from the Company) Beneficial Ownership, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined Voting Power of the Company’s securities;

(ii)	Within any twenty-four (24) month period, the individuals who were Directors of the Company at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors or the Board of Directors of any successor to the Company; provided, that any Director elected or nominated for election to the Board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this Section 2.8(ii); provided, further, notwithstanding the foregoing, that no individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of Directors of the Company or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of any agreement intended to avoid or settle any such election contest or solicitation of proxies or consents, shall be considered an Incumbent Director for purposes of this Section 2.8(ii); or

(iii)	The shareholders of the Company approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Company which is consummated (a “Corporate Event”), and immediately following the consummation of which the shareholders of the Company immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation, or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the relevant Corporate Event, holds more than thirty percent (30%) of the consolidated assets of the Company immediately prior to such Corporate Event.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the combined Voting Power of the Company’s securities as a result of acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional

2018 Proxy Statement  |  121

Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan	Brighthouse Financial, Inc.

number of securities over which such Person has Beneficial Ownership; provided, that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional securities that increase the then outstanding combined Voting Power of the Company’s securities Beneficially Owned by such Subject Person, then a Change of Control shall occur.

2.9 “Change of Control Price” means the highest price per share of Shares offered and accepted in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the common stock on any of the thirty (30) trading days immediately preceding the date on which a Change of Control occurs.

2.10 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

2.11 “Committee” means the Compensation Committee of the Board of Directors, or any other duly authorized committee of the Board appointed by the Board to administer the Plan, or the Board.

2.12 “Company” means Brighthouse Financial, Inc., a Delaware corporation, and any successor thereto as provided in Article 17 herein.

2.13 “Constructively Terminated” means, unless otherwise specified by the Committee in the Award Agreement, a voluntary termination of employment by an Employee within ten (10) business days after any of the following actions by the Company, Affiliate, or person acting on behalf of either:

(i)	Requiring the Employee without his/her consent to be based as his/her regular or customary place of employment at any office or location more than fifty (50) miles from the location at which the Employee performed his/her duties immediately prior to the Change of Control, or in a state other than the one in which the Employee performed his/her duties immediately prior to the Change of Control, in each case except for travel reasonably required in the performance of the Employee’s responsibilities;

(ii)	In the case of an Employee, a material reduction in the Employee’s target cash compensation opportunity below the opportunity in effect at the time of a Change of Control; or

(iii)	Other than an unintentional payroll error in the normal course, in the case of an Employee, failing to pay the Employee’s base salary, other wages, or employment-related benefits as required by law.

2.14	“Director” means any individual who is a member of the Board of Directors of the Company.

2.15 “Effective Date” means August 9, 2017.

2.16 “Employee” means any employee of the Company or an Affiliate. Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under this Plan. For greater clarity, and without limiting the generality of the foregoing, individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are Employees and may be granted Awards on the terms and conditions set forth in the Plan, or on such other terms and conditions as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.

122  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.18 “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on the National Association of Securities Dealers Automated Quotations or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award. If, however, the accounting standards used to account for equity awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan, the Committee shall have the ability to determine an Award’s FMV based on the relevant facts and circumstances. If Shares are not traded on an established stock exchange, FMV shall be determined by the Committee based on objective criteria.

2.19 “Fiscal Year” means the year commencing on January 1 and ending December 31 or other time period as approved by the Committee.

2.20 “Grant Price” means the price against which the amount payable is determined upon exercise of an SAR.

2.21 “Insider” shall mean an individual who is, on the relevant date, an “executive officer,” as defined under the Exchange Act and Rule 3b-7 (17 C.F.R. Section 240.3b-7), or an “officer” as defined under Section 16 of the Exchange Act and Rule 16a-1 (17 C.F.R. Section 240.16a-1), or any successor to such rules under the Exchange Act, as determined by the Company.

2.22 “MetLife” shall mean (i) MetLife, Inc., any of its successors, and its affiliates under the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act, (ii) any corporation, partnership, joint venture, limited liability company, or other entity in which MetLife, Inc., any of its successors, or any of its affiliates, owns, directly or indirectly, at least fifty percent (50%) of the total combined Voting Power of such corporation or of the capital interest or profits interest of such partnership or other entity, (iii) the MetLife Policyholder Trust (or any person(s) who would otherwise be described herein solely by reason of having the power to control the voting of the shares held by that trust), or (iv) any employee benefit plan (including an employee stock ownership plan) sponsored by any Person within items (i), (ii), or (iii) of this definition of MetLife.

2.23 “Nonqualified Stock Option” or “NQSO” means an Option to purchase Shares, granted under Article 6 herein, which is not intended to be an incentive stock option within the meaning of Section 422 of the Code or that otherwise does not meet such requirements.

2.24 “Option” means the conditional right to purchase Shares at a stated Option Price for a specified period of time in the form of a Nonqualified Stock Option subject to the terms of this Plan.

2.25 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.26 “Participant” means an Employee or who has been selected to receive an Award, or who has an outstanding Award granted under the Plan.

2.27 “Performance-Based Compensation” means compensation under an Award that is granted in order to provide remuneration solely on account of the attainment of one or more Performance Goals under circumstances that are intended to satisfy the requirements of Section 162(m) of the Code for performance-based compensation.

2018 Proxy Statement  |  123

Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan	Brighthouse Financial, Inc.

2.28 “Performance Goal” means a performance criterion selected by the Committee for a given Award for purposes of Article 11 based on one or more of the Performance Measures.

2.29 “Performance Measures” means measures as described in Article 11, the attainment of one or more of which shall, as determined by the Committee, determine the vesting, conditions necessary for payment to be due, or value of an Award to an Insider that are designated to qualify as Performance-Based Compensation.

2.30 “Performance Period” means the period of time during which the assigned performance criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.31 “Performance Share” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.32 “Performance Unit” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.33 “Period of Restriction” means the period when an Award of Restricted Stock or Restricted Stock Unit is subject to forfeiture based on the passage of time, the achievement of performance criteria, and/ or upon the occurrence of other events as determined by the Committee, in its discretion.

2.34 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof; provided, however, that “Person” shall not include (i) the Company or any Affiliate or (ii) any employee benefit plan (including an employee stock ownership plan) sponsored by the Company or any Affiliate.

2.35 “Restricted Stock” means an Award of Shares subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.

2.36 “Restricted Stock Unit” means an Award denominated in units subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.

2.37 “Share” means a share of common stock of the Company, $.01 par value per Share.

2.38 “Stock Appreciation Right” or “SAR” means the conditional right to receive the difference between the FMV of a Share on the date of exercise over the Grant Price, pursuant to the terms of Article 7 herein and subject to the terms of this Plan.

2.39 “Stock-Based Award” means an equity-based or equity-related Award granted under Article 10 herein and subject to the terms of this Plan, and not otherwise described by the terms of this Plan.

2.40 “Voting Power” shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company.

2.41 “Voting Securities” shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

Article 3. Administration

3.1 General. The Committee and its delegates shall be responsible for administering the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to

124  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee and its delegates shall be final, conclusive, and binding upon the Participants, the Company, and all other interested parties.

3.2 Authority of the Committee. The Committee shall have full discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan, to determine eligibility for Awards, and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Article 15, adopting modifications and amendments, or subplans to the Plan or any Award Agreement, including, without limitation, any that are necessary or appropriate to comply with the laws or compensation practices of the countries and other jurisdictions in which the Company and Affiliates operate.

3.3 Delegation. The Committee may delegate to one or more of its members or to one or more Directors or officers of the Company or its Affiliates, any of its duties or powers as it may deem advisable; provided, however, that the Committee may not delegate any of its non-administrative powers with respect to Awards intended to be Performance-Based Compensation; and provided further, that any such delegate shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated pursuant to this Section 3.3. Subject to the terms of the previous sentence, the Committee may delegate to any individual(s) such administrative duties or powers as it may deem advisable. By approving this Plan as drafted, the Committee hereby delegates each of is its administrative powers under this Plan to the officer who is Head of Compensation and Benefits at the Company.

Article 4. Shares Subject to the Plan and Maximum Awards

4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be seven million (7,000,000) (such total number of Shares, including those resulting from adjustments authorized under the Plan, the “Total Share Authorization”). Any Shares issued in connection with any Award shall be counted against the limit as one (1) Share for every one (1) Share issued. The maximum aggregate number of Shares that may be granted in the form of Nonqualified Stock Options shall be equal to the Total Share Authorization.

Awards that are not settled in Shares shall not reduce any of the Total Share Authorization. If any Stock Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of Shares underlying such unexercised Stock Option or any unexercised Stock Appreciation Right shall again be available for the purposes of Awards under this Plan. If any Shares of Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units or Stock Units awarded under this Plan to a Participant are forfeited or repurchased by the Company for any reason, the number of forfeited or repurchased Shares of Restricted Stock, or Shares underlying any Performance Share, Performance Unit, Restricted Stock Unit, Stock Unit or other Stock-Based Award shall again be available for the purposes of Awards under this Plan.

Notwithstanding anything else herein, (i) the total number of Options, Stock Appreciation Rights or other Stock-Based Award (subject to exercise) that have been exercised, regardless of whether any of the Shares underlying such Awards are not actually issued to the Participant as the result of a net settlement, (ii) any Shares used to pay any exercise price on any Award granted under the Plan that is

2018 Proxy Statement  |  125

Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan	Brighthouse Financial, Inc.

subject to exercise (including, without limitation, any Options, Stock Appreciation Rights or other Stock-Based Awards (subject to exercise)) and (iii) any Shares used to satisfy tax withholding obligation with respect to any and all Awards granted under the Plan, shall in each case be counted against the Total Share Authorization and shall no longer be available for purposes of granting Awards under this Plan. In addition, Shares repurchased by the Company on the open market using proceeds from the exercise of any Award shall not increase the Total Share Authorization available for future grant of Awards hereunder.

The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Restricted Stock or Restricted Stock Units. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

Unless and until the Committee determines that an Award to an Insider shall not be designed to qualify as Performance-Based Compensation, the following limits (“Award Limits”) shall apply to grants of Awards to Insiders under the Plan:

(a)	Options and SARs: The maximum aggregate number of Shares that may be granted in the form of Options or Stock Appreciation Rights, pursuant to any Award granted in any one Fiscal Year to any one Participant, shall be two million (2,000,000).

(b)	Restricted Stock/Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock/Restricted Stock Units granted in any one Fiscal Year to any one Participant shall be one million (1,000,000).

(c)	Performance Shares/Performance Units: The maximum aggregate Award of Performance Shares or Performance Units that a Participant may receive in any one Fiscal Year shall be one million (1,000,000) Shares, or equal to the value of one million (1,000,000) Shares determined as of the date of vesting or payout, as applicable.

(d)	Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Fiscal Year may not exceed ten million dollars ($10,000,000) determined as of the date of vesting or payout, as applicable.

(e)	Stock Awards: The maximum aggregate grant with respect to Awards of Stock-Based Awards in any one Fiscal Year to any one Participant shall be one million (1,000,000).

4.2 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Award Limits, the limit on issuing Awards other than Options granted with an Option Price equal to at least the FMV of a Share on the date of grant or Stock Appreciation Rights with a Grant Price equal to at least the FMV of a Share on the date of grant, and any other value determinations applicable to outstanding Awards or to this Plan. The

126  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

Committee shall also make appropriate adjustments in the terms of any Awards under the Plan to reflect, or related to, such changes or distributions and may modify any other terms of outstanding Awards, including modifications of performance criteria and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be final, conclusive, and binding on Participants under the Plan. To the extent such adjustment affects Awards to Insiders intended to be Performance-Based Compensation, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

Subject to the provisions of Article 15 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution, or conversion of Awards under this Plan in connection with any such corporate event or transaction upon such terms and conditions as it may deem appropriate. Additionally, the Committee may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution, or conversion as provided in the previous sentence.

4.3 Minimum Vesting and Period of Restriction. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award of Restricted Stock, Restricted Stock Units Performance Shares, Performance Units, or other Stock-Based Award which by its terms does not require the recipient of the Award to pay a per share exercise price or purchase price equal to the Fair Market Value of the underlying Shares at the grant date (collectively, “Full-Value Awards”), (i) the Period of Restriction with respect to any such Award of Restricted Stock, Restricted Stock Units or other Stock-Based Award, (ii) the Performance Period with respect to any such Award of Performance Shares or Performance Units and (iii) the vesting period with respect to any such Other Stock-Based Award that is payable in Shares shall be no less than (A) one (1) year, if the lapsing of restrictions or vesting of the Full-Value Award is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three (3) years, if the lapsing of restrictions or vesting of the Full-Value Award is based solely on the continued performance of services by the Participant (with the restrictions thereto lapsing or the Full-Value Award becoming vested as to no more than one-third (1/3rd) of the Shares subject thereto on each of the first and second anniversaries of the date of grant); provided, that, subject to the terms of the Plan, the Committee may (at the time of grant or thereafter) provide for the earlier lapsing of restrictions or the vesting of the Full-Value Award in the event of a Change of Control or a upon certain terminations of a Participant’s employment as may be set forth in an Award Agreement; and provided further, that, subject to the limitations set forth in Section 4.1, Full-Value Awards with respect to up to five percent (5%) of the Total Share Authorization may be granted that are not subject to the foregoing limitations.

Article 5. Eligibility and Participation

5.1 Eligibility. Individuals eligible to participate in the Plan include all Employees.

5.2 Actual Participation. Subject to the provisions of the Plan, the Committee or the officer who is the Head of Compensation and Benefits for the Company may, from time to time, select from all eligible Employees, those who will be granted Awards and shall set the nature, terms, and amount of each Award. However, with regard to Employees who are Insiders, only the Committee may determine the individuals eligible for an Award and use its discretion to determine the nature, terms, and amount of each Award.

Article 6. Stock Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion.

2018 Proxy Statement  |  127

Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan	Brighthouse Financial, Inc.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and any such other provisions as the Committee shall determine.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee and shall be specified in the Award Agreement. The Option Price may include an Option Price based (i) on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) an Option Price that is set at a premium to the FMV of the Shares on the date of grant, or (iii) an Option Price that is indexed to (but in no event less than 100% of) the FMV of the Shares on the date of grant, with the index determined by the Committee in its discretion.

6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full in a form and method approved or accepted by the Committee in its sole discretion subject to such rules and regulations as the Committee may establish.

Subject to Section 6.7 and any governing rules or regulations, as soon as practicable after receipt of a notification of exercise and full payment, the Committee shall cause to be delivered to the Participant Share certificates, evidence of book entry Shares, or other evidence of Share ownership determined by the Company, in each case in an appropriate amount based upon the number of Shares purchased under the Option(s). Unless otherwise determined or accepted by the Committee, all payments in cash shall be paid in United States dollars.

6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted pursuant to this Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired pursuant to exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed and/or traded.

6.8 Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

128  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

6.9 Nontransferability of Options. Except for: (1) transfers without consideration for which the Committee may provide in a Participant’s Award Agreement at the time of grant or otherwise, or (2) transfers of specific vested or currently exercisable options exclusively to a former spouse under the terms of a final divorce decree issued by a court of competent jurisdiction, each NQSO granted under this Article 6 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement at the time of grant or otherwise by the Committee consistent with this Section 6.9, all NQSOs granted to a Participant under this Article 6 shall be exercisable during the Participant’s lifetime only by such Participant.

6.10 Substituting SARs. Regardless of the terms of the Award Agreement, the Committee shall have the right to substitute SARs for outstanding Options granted to any Participant, provided that (i) the substituted SARs call for settlement by the issuance of Shares or by the issuance of Shares or cash as determined by the Committee in its discretion, and (ii) the terms of the substituted SARs and economic benefit of such substituted SARs (including the difference between the Grant Price and Fair Market Value of the Shares associated with the SARs compared to the difference between the Option Price and Fair Market Value of the Shares underlying the Options) are equivalent to the terms and economic benefit of the Options being replaced, as determined by the Committee; provided, further, that the substituted SARs shall be consistent with the third paragraph of Section 7.1. The Committee may, based on a determination that this Section 6.10 creates adverse accounting consequences for the Company or otherwise, nullify this Section 6.10.

6.11 Dividends and Other Distributions. Holders of Options granted hereunder shall not be credited with dividends, dividend equivalents, or other additional rights or benefits on account of dividends declared or paid with respect to the underlying Shares, except as provided in Section 4.2.

Article 7. Stock Appreciation Rights

7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion.

The SAR Grant Price for each grant of a SAR shall be determined by the Committee and shall be specified in the Award Agreement. The SAR Grant Price may include a Grant Price based on (i) one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or (iii) is indexed to (but in no event less than 100% of) the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion.

The compensation payable under the SAR shall not exceed the excess of the FMV of the Shares underlying the Options (disregarding any lapse restrictions) on the date the SARs are exercised over the amount specified on the date of grant. The number of Shares subject to the SARs must be fixed on or before the date of grant, the exercise price of the SARs may not be less than the FMV of the Shares underlying the SARs (disregarding any lapse restrictions) on the date of grant. The terms of the SARs may not permit the deferral of compensation from the SARs beyond the date the SARs are exercised.

7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and any such other provisions as the Committee shall determine.

2018 Proxy Statement  |  129

Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan	Brighthouse Financial, Inc.

7.3 Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and reflected in the Award agreement. Except as otherwise determined by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

7.4 Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5 Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The difference between the FMV of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares of equivalent value (based on the FMV on the date of exercise of the SAR, as defined in the Award Agreement or otherwise defined by the Committee), in some combination thereof, or in any other form approved by the Committee at its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the SAR.

7.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.7 Nontransferability of SARs. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each SAR granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise by the Committee consistent with this Section 7.7, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

7.8 Other Restrictions. Without limiting the generality of any other provision of this Plan, the Committee may impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to the Plan as it may deem advisable. This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of an SAR for a specified period of time.

7.9 Dividends and Other Distributions. Holders of SARs granted hereunder shall not be credited with dividends, dividend equivalents, or other additional rights or benefits on account of dividends declared or paid with respect to the underlying Shares, except as provided in Section 4.2.

Article 8. Restricted Stock and Restricted Stock Units

8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts and upon such terms as the Committee shall determine.

130  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

8.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and any such other provisions as the Committee shall determine.

8.3 Nontransferability of Restricted Stock and Restricted Stock Units. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each of the Shares of Restricted Stock and/or Restricted Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement or otherwise. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as provided in the Award Agreement or otherwise by the Committee consistent with this Section 8.3.

8.4 Other Restrictions. The Committee shall impose, in the Award Agreement or otherwise, such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions on vesting following the attainment of the performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee subject to Section 18.5, the Company may retain any certificates issued to represent Shares of Restricted Stock, or Shares delivered in consideration of Restricted Stock Units, in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse and appropriate taxes are paid. The Company may make appropriate notations in any book entry register of the restrictions on transferability and potential for forfeiture.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following (or legend of similar effect determined by the Committee):

The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Brighthouse Financial, Inc.

2018 Proxy Statement  |  131

Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan	Brighthouse Financial, Inc.

8.6 Voting Rights. To the extent required by law, Participants holding Shares of Restricted Stock granted hereunder shall be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units.

8.8 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.9 Payment in Consideration of Restricted Stock Units. When and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in cash, Shares of equivalent value (based on the FMV, as defined in the Award Agreement at the time of grant or otherwise by the Committee), in some combination thereof, or in any other form determined by the Committee at its sole discretion. The Committee’s determination regarding the form of payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the Restricted Stock Unit.

Article 9. Performance Shares and Performance Units

9.1 Grant of Performance Shares and Performance Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares and/ or Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.

9.2 Value of Performance Shares and Performance Units. Each Performance Share shall have an initial value equal to the FMV of a Share on the date of grant. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant and, to the extent the Committee establishes such initial value with relation to the value of a Share, shall have an initial value equal to the FMV of a Share on the date of grant. The Committee shall set performance criteria for a Performance Period in its discretion which, depending on the extent to which they are met, will determine, in the manner determined by the Committee and documented in the Award Agreement, the value and/or number of each Performance Share or Performance Unit that will be paid to the Participant.

9.3 Earning of Performance Shares and Performance Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares/Performance Units shall be entitled to receive payout on the value and number of Performance Shares/Performance Units determined as a function of the extent to which the corresponding performance criteria have been achieved. Notwithstanding the foregoing, the Company has the ability to require the Participant to hold the Shares received pursuant to such Award for a specified period of time.

132  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

9.4 Form and Timing of Payment of Performance Shares and Performance Units. Payment of earned Performance Shares/Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares/Performance Units at the close of the applicable Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or reserved for later determination.

9.5 Dividends and Other Distributions. Except as provided in Section 4.2, no one holding Performance Shares or Performance Units will receive dividends, dividend equivalents, or other additional rights or benefits on account of dividends declared or paid with respect to the Shares.

9.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares/Performance Units following termination of the Participant’s employment with the Company or an Affiliate. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Shares/Performance Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.7 Nontransferability of Performance Shares and Performance Units. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each Performance Share/Performance Unit granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise by the Committee consistent with this Section 9.7, a Participant’s rights under the Plan shall inure during his or her lifetime only to such Participant.

Article 10. Cash-Based Awards and Stock-Based Awards

10.1 Grant of Cash-Based Awards. Subject to the terms and provisions of this Plan, the Committee, at any time and from time and time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2 Value of Cash-Based Awards. Each Cash-Based Award shall have a value as may be determined by the Committee. For each Cash-Based Award, the Committee may establish performance criteria in its discretion. If the Committee exercises its discretion to establish such performance criteria, the number and/or value of Cash-Based Awards that will be paid out to the Participant will be determined, in the manner determined by the Committee, by the extent to which the performance criteria are met.

10.3 Payment in Consideration of Cash-Based Awards. Subject to the terms of this Plan, the holder of a Cash-Based Award shall be entitled to receive payout on the value of Cash-Based Award determined as a function of the extent to which the corresponding performance criteria, if any, have been achieved.

10.4 Form and Timing of Payment of Cash-Based Awards. Payment of earned Cash-Based Awards shall be as determined by the Committee and evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate FMV equal to the value of the earned Cash-Based Awards (the applicable date regarding which aggregate FMV shall be determined

2018 Proxy Statement  |  133

Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan	Brighthouse Financial, Inc.

by the Committee). Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

10.5 Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions including, but not limited to being subject to performance criteria, or in satisfaction of such obligations, as the Committee shall determine. Such Awards may entail the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Cash-Based Awards and Stock-Based Awards following termination of the Participant’s employment with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all Awards of Cash-Based Awards and Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.7 Nontransferability of Cash-Based Awards and Stock-Based Awards. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each Cash-Based Award and Stock-Based Award granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise by the Committee consistent with this Section 10.7, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant.

Article 11. Performance-Based Compensation and Performance Measures

Notwithstanding any other terms of this Plan, the vesting, conditions for awards to become due and payable, or value (as determined by the Committee) of each Award other than an Option or SAR that, at the time of grant, the Committee intends to be Performance-Based Compensation to an Insider shall be determined by the attainment of one or more Performance Goals as determined by the Committee in conformity with Code Section 162(m). The Committee shall specify in writing, by resolution or otherwise, the Participants eligible to receive such an Award (which may be expressed in terms of a class of individuals) and the Performance Goal(s) applicable to such Awards within ninety (90) days after the commencement of the period to which the Performance Goal(s) relate(s) or such earlier time as required to comply with Code Section 162(m). No such Award to an Insider shall be payable unless the Committee certifies in writing, by resolution or otherwise, that the Performance Goal(s) applicable to the Award were satisfied. In no case may the Committee increase the value of an Award of Performance-Based Compensation above the maximum value determined under the performance formula by the attainment of the applicable Performance Goal(s), but the Committee may retain the discretion to reduce the value below such maximum.

Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the Performance Goal(s) upon which the, grant, payment or vesting of an Award to an Insider that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures. Each Performance Measure,

134  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

subject to any other provisions of this Article 11 and the Plan and to the extent applicable, may be calculated in accordance with generally accepted accounting principles applicable to the Company, statutory accounting principles, or in a manner consistent with the Company’s publicly disclosed calculation method for the specified measure. Each Award subject to a Performance Measure will be adjusted to such method of calculation as may be provided by the Committee in any Award Agreement or otherwise connection with the establishment of or any evaluation of attainment of a Performance Goal:

(a)	Capital targets (including but not limited to, VA target funding and risk based capital ratios);

(b)	Cash flow (including but not limited to, free cash flow, gross cash flow, statutory cash flow and return on capital measured on a consolidated basis or by Company/Affiliate);

(c)	Customer satisfaction;

(d)	Decrease in fixed expenses;

(e)	Earnings before or after taxes, interest, depreciation, and/or amortization and including/ excluding capital gains and losses;

(f)	Earnings per share;

(g)	Gross or operating margins;

(h)	Growth of assets under management;

(i)	Expense targets or ratio or other expense-related target measures;

(j)	Net earnings or net income (before or after taxes);

(k)	Net sales and/or sales growth;

(l)	Net operating earnings;

(m)	Operating earnings (on a consolidated basis or by Company/Affiliate);

(n)	Operating earnings per share;

(o)	Operating efficiency (including but not limited to, decreases in operating expense);

(p)	Operating return on equity;

(q)	Productivity ratios;

(r)	Ratings from rating agencies (including but not limited to, maintaining a minimum rating or an increase in rating)

(s)	Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(t)	Revenue Growth;

(u)	Share price (may include, but is not limited to, growth measures and total shareholder return);

(v)	Value of new business (VNB).

Any Performance Measure(s) may be used to measure the performance of the Company as a whole or any business unit of the Company or any individual Affiliate of the Company or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate. In the Award Agreement, the Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goal(s).

2018 Proxy Statement  |  135

Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan	Brighthouse Financial, Inc.

The Committee may provide in any Award Agreement or otherwise in connection with an Award that any evaluation of attainment of a Performance Goal may include or exclude any of the following events that occurs during the relevant period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items, including but not limited to those described in Accounting Standards Codification 225-20, Income Statement: Extraordinary and Unusual Items and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) defined and publicly disclosed loss mitigation strategies that improve Company solvency but may impact performance. To the extent such inclusions or exclusions affect Awards to Insiders, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

In the event that applicable tax and/or securities laws permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards to Insiders that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

All Performance Measures not defined in this Plan are as defined in the effective Form 10 filed by Brighthouse Financial, Inc. or alternatively, if the definition of a Performance Measure is modified added or updated by later financial statements (including but not limited to the Quarterly Financial Statement or any equivalent), then as defined in the financial statements of the Company (subject to any modifications made by the Committee, in its discretion, in the resolution setting the Performance Goals for any Performance Period or in the Award Agreement).

Article 12. Beneficiary Designation

A Participant’s “beneficiary” is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death. To the extent permitted by the Committee in the Award Agreement or otherwise, a Participant may designate a beneficiary or change a previous beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose. Except to the extent otherwise determined by the Committee in the Award Agreement or otherwise, if no beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death then the beneficiary shall be the individual named by the Participant as the beneficiary for their employer-provided life insurance coverage. If there is no beneficiary for employer-provided life insurance coverage for any reason, then the beneficiary shall be the Participant’s estate.

Notwithstanding the provisions above, the Committee may in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 12, or both, in favor of another method of determining beneficiaries.

136  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

Article 13. Rights of Employees

13.1 Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or an Affiliate.

Neither an Award nor any benefits arising under this Plan shall constitute part of an employment contract with the Company or an Affiliate and, accordingly, subject to the terms of this Plan, this Plan may be terminated or modified at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company or an Affiliate for severance payments or otherwise except as provided in this Plan.

For purposes of the Plan, unless otherwise provided by the Committee, transfer of employment of a Participant between the Company and an Affiliate or among Affiliates, shall not be deemed a termination of employment. The Committee may stipulate in a Participant’s Award Agreement or otherwise the conditions under which a transfer of employment to an entity that is spun-off from the Company or an Affiliate or a vendor to the Company or an Affiliate, if any, shall not be deemed a termination of employment for purposes of an Award.

13.2 Participation. No Employee shall have the right to be selected to receive an Award. No Employee, having been selected to receive an Award, shall have the right to be selected to receive a future Award or (if selected to receive such a future Award) the right to receive such a future Award on terms and conditions identical or in proportion in any way to any prior Award.

13.3 Rights as a Shareholder. A Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 14. Change of Control

14.1 Alternative Awards. Notwithstanding Section 14.2 below, no cancellation, acceleration of vesting, lapsing of restrictions, payment of Award, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Article 17; provided that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change of Control;

(b)	Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change of Control); and

(d)	Have terms and conditions which provide that in the event that the Participant’s employment is involuntarily terminated or Constructively Terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

2018 Proxy Statement  |  137

Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan	Brighthouse Financial, Inc.

14.2 Accelerated Vesting and Payment. Subject to the provisions of Section 14.1 or as otherwise provided in the Award Agreement, in the event of a Change of Control, unless otherwise specifically prohibited under law or by the rules and regulations of a national security exchange:

(a)	Any and all Options and SARs granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment is involuntarily terminated for any reason except Cause within twelve (12) months following such Change of Control, the Participant shall have until the earlier of (i) twelve (12) months following such termination date, or (ii) the term of the Option or SAR, to exercise such Options or SARs;

(b)	Any Period of Restriction and other restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and Restricted Stock Units shall be immediately payable;

(c)	The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, and Performance Shares (including but not limited to Awards intended to be Performance-Based Compensation) shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control:

(i) The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, and shall be paid out to Participants within thirty (30) days following the effective date of the Change of Control; and

(ii) Awards denominated in cash shall be paid to Participants in cash within thirty (30) days following the effective date of the Change of Control;

(d)	Upon a Change of Control, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Committee shall immediately vest and pay out all Cash-Based Awards and Other Stock-Based Awards as determined by the Committee.

The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change of Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change of Control Price within a reasonable time subsequent to the Change of Control; provided, however, that no such payment shall be made on account of an Option or SAR using a value higher than the FMV on the date of settlement. In the event the Change in Control Price is less than or equal to the Option Price of an Option or the Grant Price of a SAR, such Option or SAR may be canceled without payment.

Article 15. Amendment, Modification, Suspension, and Termination

15.1 Amendment, Modification, Suspension, and Termination. The Committee or Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part; provided, however, that:

(a)	Without the prior approval of the Company’s shareholders, Options and SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation or by lowering the exercise price of a previously granted Option or SAR or the grant of another Award or payment in cash in substitution of such Options or SARs.

(b)	To the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law, regulation, or exchange requirement.

138  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

15.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events ( other than those described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. To the extent such adjustment affects Awards to Insiders intended to be Performance-Based Compensation, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

15.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. Notwithstanding the prior sentence, any discretionary actions reserved to the Committee under the Plan, Award Agreements and any administrative rules documents are deemed not to adversely affect Award holder rights and do not need written consent of the Participant.

Article 16. Withholding

The Company or any Affiliate shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any Affiliate, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign (including the Participant’s FICA or other employment tax obligations or tax penalties that can be assessed against the participant including those under Section 409A of the Code), that the Company or any Affiliate determines is required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan. The Committee may provide for Participants to satisfy withholding requirements by having the Company withhold Shares, or withholding taxes from other compensation available and payable to the Participant. Alternatively, the Participant may make other arrangements for the payment of taxes, in either case on such conditions as the Committee specifies.

Article 17. Successors

Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

Article 18. General Provisions

18.1 Forfeiture Events. Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of events in addition to any otherwise applicable vesting or performance conditions of an Award, to the extent consistent with law. Such events shall include, but shall not be limited to, failure to accept the

2018 Proxy Statement  |  139

Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan	Brighthouse Financial, Inc.

terms of the Award Agreement, termination of employment under certain or all circumstances, violation of material Company and Affiliate policies, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreement that may apply to the Participant, other conduct by the Participant that is detrimental to the business or reputation of the Company and Affiliates or in conditions under which the Participant is subject to compensation recoupment under any such policy in effect from time to time. If all or any portion of an Award granted under the Plan, or the delivery of Shares pursuant thereto, would fail to comply with applicable law, listing rule or other regulation, such Award may be settled in cash in the sole discretion of the Committee.

18.2 Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

18.3 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

18.4 Investment Representations. The Committee may require each Participant receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares or make such other representations, warranties, or covenants that the Committee shall determine to be necessary or appropriate to assure that the grant, terms, and/or payment of any Award complies with applicable law.

18.5 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis to the extent not prohibited by applicable law or the rules of any stock exchange.

18.6 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Participant, beneficiary, legal representative, or any other person. Awards shall be general, unsecured obligations of the Company, except that if an Affiliate executes an Award Agreement instead of the Company (including, without limitation, with respect to an Award to an Employee outside the United States or otherwise) the Award shall be a general, unsecured obligation of the Affiliate and not any obligation of the Company. To the extent that any individual acquires a right to receive payments from the Company or an Affiliate, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as applicable. All payments to be made hereunder shall be paid from the general funds of the Company or Affiliate, as applicable, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to ERISA.

18.7 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award Agreement. In such an instance, unless the Committee determines to round payments up to the nearest whole Share, determines that payment shall be made in cash, or determines otherwise, fractional Shares and any rights thereto shall be forfeited or otherwise eliminated.

140  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 1 - Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan

18.8 Other Compensation and Benefit Plans. Nothing in this Plan shall be construed to limit the right of the Company or an Affiliate to establish other compensation or benefit plans, programs, policies, or arrangements. Except as may be otherwise specifically stated in any other benefit plan, policy, program, or arrangement, no Award shall be treated as compensation for purposes of calculating a Participant’s rights, accruals or benefits under any such other plan, policy, program, or arrangement.

18.9 No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

Article 19. Legal Construction

19.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

19.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company or an Affiliate shall receive the consideration required by law for the issuance of Awards under the Plan.

The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s or the Affiliate’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company or Affiliate of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

To the extent that Code Section 409A applies to an Award under this Plan, this Plan and all of the terms of that Award are intended to comply with Code Section 409A and shall be interpreted accordingly.

19.4 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

2018 Proxy Statement  |  141

Appendix 2 - Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan	Brighthouse Financial, Inc.

Appendix 2

Brighthouse Financial, Inc.

2017 Non-Management Director Stock Compensation Plan

(Effective August 9, 2017)

Article 1. Establishment, Purpose, and Duration

1.1 Establishment of the Plan. Brighthouse Financial, Inc., a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan (hereinafter referred to as the “Plan”), as set forth in this document.

The Plan permits the grant of Options, Restricted Stock, Restricted Stock Units, and Stock-Based Awards.

The Plan shall become effective on the date the Board approves the Plan (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by strengthening the Company’s ability to attract, motivate, and retain well qualified individuals as Non-Management Directors of the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company and create value for shareholders.

1.3 Duration of the Plan. The Plan shall commence as of the Effective Date and shall remain in effect until all Shares subject to the Plan have been purchased or acquired according to the Plan’s provisions, subject to the right of the Committee or the Board to amend or terminate the Plan at any time pursuant to Article 11 herein.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meaning set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act, with reference to the Company, and shall also include any corporation, partnership, joint venture, limited liability company, or other entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined Voting Power of such corporation or of the capital interest or profits interest of such partnership or other entity.

2.2 “Award” means, individually or collectively, a grant of Options, Restricted Stock, Restricted Stock Units, or Stock-Based Awards, in each case under and subject to the terms of this Plan.

2.3 “Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan; or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award. In either case, such writing may take electronic form.

2.4 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5 “Board” or “Board of Directors” means the Board of Directors of the Company.

142  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 2 - Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan

2.6 “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7 “Change of Control” shall occur if any of the following events occur after the Effective Date:

(i) Any Person acquires (other than directly from the Company) Beneficial Ownership, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined Voting Power of the Company’s securities;

(ii) Within any twenty-four (24) month period, the individuals who were Directors of the Company at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors or the Board of Directors of any successor to the Company; provided, that any Director elected or nominated for election to the Board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this Section 2.7(ii); provided, further, notwithstanding the foregoing, that no individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of Directors of the Company or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of any agreement intended to avoid or settle any such election contest or solicitation of proxies or consents, shall be considered an Incumbent Director for purposes of this Section 2.7(ii); or

(iii) The shareholders of the Company approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Company which is consummated (a “Corporate Event”), and immediately following the consummation of which the shareholders of the Company immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation, or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the relevant Corporate Event, holds more than thirty percent (30%) of the consolidated assets of the Company immediately prior to such Corporate Event.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the combined Voting Power of the Company’s securities as a result of acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of securities over which such Person has Beneficial Ownership; provided, that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional securities that increase the then outstanding combined Voting Power of the Company’s securities Beneficially Owned by such Subject Person, then a Change of Control shall occur.

2.8 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

2.9 “Committee” means the Board or, solely to the extent the Board has delegated its responsibility to fix the amount which a Non-Management Director shall be entitled to receive as compensation for such Director’s services to a committee of the Board of the Board of Directors, such committee of the Board of Directors, its successor committee of the Board, or any other duly authorized committee of the Board appointed by the Board to administer the Plan.

2018 Proxy Statement  |  143

Appendix 2 - Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan	Brighthouse Financial, Inc.

2.10 “Company” means Brighthouse Financial, Inc., a Delaware corporation, and any successor thereto as provided in Article 13 herein.

2.11 “Director” means any individual who is a member of the Board of Directors of the Company.

2.12 “Disability” means a total and permanent disability as defined in Section 22(e)(3) of the Code.

2.13 “Effective Date” means August 9, 2017.

2.14 “Employee” means any employee of the Company or an Affiliate.

2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.16 “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on the National Association of Securities Dealers Automated Quotations or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award. If, however, the accounting standards used to account for equity awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan, the Committee shall have the ability to determine an Award’s FMV based on the relevant facts and circumstances. If Shares are not traded on an established stock exchange, FMV shall be determined by the Committee based on objective criteria.

2.17 “Non-Management Director” means a Director who is not an Employee.

2.18 “Option” means the conditional right to purchase Shares at a stated Option Price for a specified period of time, subject to the terms of this Plan. Each Option shall be a Nonqualified Stock Option, in that no Option shall be an Incentive Stock Option intended to meet the requirements of Section 422 of the Code.

2.19 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.20 “Participant” means a Non-Management Director who has received an Award, or who has an outstanding Award granted under the Plan.

2.21 “Period of Restriction” means the period when an Award of Restricted Stock or Restricted Stock Unit is subject to forfeiture based on the passage of time, the achievement of performance goals, and/or upon the occurrence of other events as determined by the Committee, in its discretion.

2.22 “Restricted Stock” means an Award of Shares subject to a Period of Restriction, granted under Article 7 herein and subject to the terms of this Plan.

2.23 “Restricted Stock Unit” means an Award denominated in units subject to a Period of Restriction, granted under Article 7 herein and subject to the terms of this Plan.

2.24 “Retirement” means a Non-Management Director’s retirement from the Board pursuant to any Non-Management Director retirement policy that the Company may adopt from time to time.

2.25 “Share” means a share of common stock of the Company, $.01 par value per Share.

2.26 “Stock-Based Award” means an equity-based or equity-related Award granted under Article 8 herein and subject to the terms of this Plan, and not otherwise described by the terms of this Plan.

144  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 2 - Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan

2.27 “Voting Power” shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company.

2.28 “Voting Securities” shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

Article 3. Administration

3.1 General. The Committee and/or its delegate shall engage in administrative determinations. All actions taken and all interpretations and determinations made by the Committee or its delegate shall be final, conclusive, and binding upon the Participants, the Company, and all other interested parties.

3.2 Authority of the Committee. The Committee and/or its delegate shall have the ability to interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan, and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper. However, only the Committee can establish all Award terms and conditions and, subject to Article 11 and Section 6.3, adopt modifications and amendments to the Plan or any Award Agreement. Likewise, only the Committee can grant Awards under this Plan.

3.3 Delegation. The Committee may delegate to one or more of its members or to one or more Directors or officers of the Company or its Affiliates, or to any other individual(s) such administrative duties or powers as it may deem advisable, and the Committee or any individual to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individual may have under the Plan.

Article 4. Shares Subject to the Plan and Maximum Awards

4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be four hundred thousand (400,000) (such total number of shares, including any adjustment, the “Total Share Authorization”). Any Shares issued in connection with any Award shall be counted against the limit as one (1) Share for every one (1) Share issued.

Awards that are not settled in Shares shall not reduce any of the Total Share Authorization. If any Option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of Shares underlying such unexercised Option shall again be available for the purposes of Awards under this Plan. If any Shares of Restricted Stock, Restricted Stock Units or Stock-Based Award granted under this Plan to a Participant are forfeited or repurchased by the Company for any reason, the number of forfeited or repurchased Shares of Restricted Stock, or Shares underlying any Restricted Stock Unit or Stock-Based Award shall again be available for the purposes of Awards under this Plan.

Notwithstanding anything else herein, (i) the total number of Options or other Award (subject to exercise) that have been exercised, regardless of whether any of the Shares underlying such Awards are not actually issued to the Participant as the result of a net settlement, (ii) any Shares used to pay any exercise price on any Award granted under the Plan that is subject to exercise (including, without limitation, any Options or other Stock-Based Awards (subject to exercise)) and (iii) any Shares used to satisfy tax withholding obligation with respect to any and all Awards granted under the Plan, shall in each case be counted against the Total Share Authorization and shall no longer be available for purposes of granting Awards under this Plan. In addition, Shares repurchased by the Company on the open market using proceeds from the exercise of any Award shall not increase the Total Share Authorization available for future grant of Awards hereunder.

2018 Proxy Statement  |  145

Appendix 2 - Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan	Brighthouse Financial, Inc.

The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Restricted Stock or Restricted Stock Units. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

The maximum aggregate number of Shares that may be granted in any one calendar year to any one Participant under the Plan shall be that number of Shares with an aggregate Fair Market Value on the grant date equal to two million dollars ($2,000,000). The limitation in this section shall be applied in the context of Options by using the value of one-third (1/3) the number of Shares the Participant may acquire upon exercise as the value of such Option and, with respect to all other awards, by using the value of the maximum number of Shares that the Participant may receive as a result of the grant. The dollar value limit in this section shall be adjusted for inflation, as reasonably determined by the Committee, from the date the Company’s shareholders approve the Plan to the date the Share is granted.

4.2 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price applicable to outstanding Awards, the annual Participant Share Award limit, and any other value determinations applicable to outstanding Awards or to this Plan. The Committee shall also make appropriate adjustments in the terms of any Awards under the Plan to reflect, or related to, such changes or distributions and may modify any other terms of outstanding Awards. The determination of the Committee as to the foregoing adjustments, if any, shall be final, conclusive, and binding on Participants under the Plan.

Subject to the provisions of Article 11 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution, or conversion of Awards under this Plan in connection with any such corporate event or transaction upon such terms and conditions as it may deem appropriate.

4.3 Minimum Restriction and Vesting Period. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award of Restricted Stock, Restricted Stock Units, or Stock-Based Award which by its terms does not require the recipient of the Award to pay a per share exercise price or purchase price equal to the Fair Market Value of the underlying Common Stock at the grant date (collectively, “Full-Value Awards”), (i) the Period of Restriction with respect to any such Award of Restricted Stock or Restricted Stock Units and (ii) the vesting period with respect to any such other Stock-Based Award that is payable in shares of Common Stock shall be no less than (x) with respect to any Award granted as of the date of annual meeting (or a pro-rated award granted to a newly elected director following the date of any annual meeting), the period of service from the date of grant until the next annual meeting or (y) in the case of any other Award, one (1) year, if the lapsing of restrictions or vesting of the Full-Value Award is based solely on the continued performance of services by the Participant; provided, that, subject to the terms of the Plan, the Committee may (at the time of grant or thereafter) provide for the earlier lapsing of restrictions or the vesting of the Full-Value Award in the

146  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 2 - Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan

event of a Change of Control or a Participant’s death, Disability or Retirement; and provided further, that, subject to the limitations set forth in Section 4.1, Full-Value Awards with respect to up to five percent (5%) of the Total Share Authorization may be granted that are not subject to the foregoing limitation.

Article 5. Eligibility and Participation

5.1 Eligibility. Individuals eligible to participate in the Plan include all Non-Management Directors.

5.2 Participation. Subject to the provisions of the Plan, the Committee from time to time may make Awards and determine in its discretion, the nature, terms, and amount of each Award.

Article 6. Stock Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and any such other provisions as the Committee shall determine.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee and shall be specified in the Award Agreement. The Option Price may include an Option Price based (i) on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) an Option Price that is set at a premium to the FMV of the Shares on the date of grant, or (iii) an Option Price that is indexed to (but in no event less than 100% of) the FMV of the Shares on the date of grant, with the index determined by the Committee in its discretion. Without the prior approval of the Company’s shareholders, except as provided in Section 11.2. Options issued under the Plan will not be repriced, replaced, or regranted through cancellation, by lowering the exercise price of a previously granted Option, or by the grant of another Award or payment in cash in substitution of such Options.

6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6 Payment for Options. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full in a form and method approved or accepted by the Committee in its sole discretion, including, without limitation, settling the portion of the Option then being exercised by the delivery of a net number of Shares having a value determined by the difference between the value of the underlying Shares and the Option Price of the Shares as to which the Option is being exercised, subject to such rules and regulations as the Committee may establish.

2018 Proxy Statement  |  147

Appendix 2 - Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan	Brighthouse Financial, Inc.

Subject to Section 6.7 and any governing rules or regulations, as soon as practicable after receipt of a notification of exercise and full payment, the Committee shall cause to be delivered to the Participant Share certificates, evidence of book entry Shares, or other evidence of Share ownership determined by the Company, in each case in an appropriate amount based upon the number of Shares purchased under the Option(s). Unless otherwise determined or accepted by the Committee, all payments in cash shall be paid in United States dollars.

6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted pursuant to this Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired pursuant to exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed and/or traded.

6.8 Termination of Directorship. The following rules apply with regard to Options upon a Participant’s termination as a Non-Management Director:

(i) Termination due to Death, Disability, Retirement or Otherwise Ceasing to be a Non-Management Director. Upon a Participant’s termination as a Non-Management Director by reason of death, Disability, Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise, all outstanding Options that are exercisable at the time of such termination shall remain exercisable to the extent exercisable on the date of such termination by the Participant or, in the event of the Participant’s death or Disability, by the Participant’s legal representative, estate or by the person given authority to exercise such Options by the Participant’s will or by operation of law, at any time prior to the expiration of the stated term of such Option.

(ii) Except as provided herein or in Section 6.8(iii), no Options that were not exercisable as of the date of the Participant’s termination shall thereafter become exercisable upon a termination for any reason or no reason whatsoever, and such Options shall terminate and be cancelled upon a termination. Notwithstanding the foregoing, the Committee shall be authorized, in its sole discretion, at any time on or prior to the date of termination, to provide, based on such factors, if any, as the Committee may determine, that any outstanding Options that are not exercisable as of the date of termination shall thereafter continue to become exercisable in accordance with the terms of the Award Agreement as if a termination never occurred. Notwithstanding anything herein to the contrary, if a Participant’s termination is for Cause, all Options held by the Participant will immediately terminate and expire as of the date of termination.

(iii) All Options granted to a Participant and not previously exercisable shall become fully exercisable upon (a) the Participant’s death, Disability or Retirement or (b) a Change of Control, subject to Article 15 hereof. In addition, the Committee may accelerate the vesting and exercisability of any Option at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.

6.9 Nontransferability of Options. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each Option granted under this Article 6 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided herein or otherwise by the Committee consistent with this Section 6.9, all Options granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant.

6.10 Dividends and Other Distributions. Holders of Options granted hereunder shall not be credited with dividends, dividend equivalents, or other additional rights or benefits on account of dividends declared or paid with respect to the underlying Shares, except as provided in Section 4.2.

148  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 2 - Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan

Article 7. Restricted Stock and Restricted Stock Units

7.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts and upon such terms as the Committee shall determine.

7.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and any such other provisions as the Committee shall determine.

7.3 Nontransferability of Restricted Stock and Restricted Stock Units. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each of the Shares of Restricted Stock and/or Restricted Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion in the Award Agreement or otherwise. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided herein or otherwise by the Committee consistent with this Section 7.3.

7.4 Other Restrictions. The Committee shall impose, in the Award Agreement or otherwise, such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon the lapse of restriction or vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee subject to Section 14.4, the Company may retain any certificates issued to represent Shares of Restricted Stock, or Shares delivered in consideration of Restricted Stock Units, in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse, and may make appropriate notations in any book entry register of the restrictions on transferability and potential for forfeiture.

Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

2018 Proxy Statement  |  149

Appendix 2 - Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan	Brighthouse Financial, Inc.

7.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following (or legend of similar effect determined by the Committee):

The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Brighthouse Financial, Inc.

7.6 Voting Rights. To the extent required by law, Participants holding Shares of Restricted Stock granted hereunder shall be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion, provided that any dividends, dividend equivalents, or other distributions shall be withheld until the end of the Period of Restriction with respect to such Restricted Stock or Restricted Stock Units. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units.

7.8 Termination of Directorship. The following rules apply with regard to Restricted Stock and Restricted Stock Units upon a Participant’s termination as a Non-Management Director:

(i) All unvested Restricted Stock or Restricted Stock Units granted to a Participant shall become fully vested upon (a) the Participant’s death, Disability or Retirement or (b) a Change of Control, subject to Article 15 hereof. In addition, the Committee may accelerate the vesting of any unvested Restricted Stock or Restricted Stock Units at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.

(ii) Except as otherwise provided herein, Restricted Stock or Restricted Stock Units that are not vested as of the date of a Participant’s termination for any reason shall terminate and be forfeited in their entirety as of the date of such termination. Notwithstanding the foregoing, the Committee shall be authorized, in its sole discretion, at any time on or prior to the date of termination, to provide, based on such factors as the Committee may determine, in its sole discretion, that any Restricted Stock or Restricted Stock Units that are not vested as of the date of termination shall thereafter continue to vest in accordance with the original terms set forth in the Award Agreement as if a termination never occurred. Notwithstanding anything herein to the contrary, in the event of a Participant’s termination for Cause, all Restricted Stock or Restricted Stock Units (whether vested or unvested) shall be forfeited in their entirety as of the date of such termination.

7.9 Payment in Consideration of Restricted Stock Units. When and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in cash, Shares of equivalent value (based on the FMV, as defined in the Award Agreement or otherwise by the Committee), in some combination thereof, or in any other form determined by the Committee at its sole discretion. The Committee’s determination regarding the form of payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the Restricted Stock Unit

150  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 2 - Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan

Article 8. Stock-Based Awards

8.1 Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, or in satisfaction of any obligation of the Company or an Affiliate to a Non-Management Director, as the Committee shall determine. Such Awards may entail the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

8.2 Termination of Directorship. The following rules apply with regard to Stock-Based Awards upon a Participant’s termination as a Non-Management Director:

(i) All unvested Stock-Based Awards granted to a Participant shall become fully vested upon (a) the Participant’s death, Disability or Retirement or (b) a Change of Control subject to Article 15 hereof. In addition, the Committee may accelerate the vesting of any unvested Stock-Based Awards at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.

(ii) Except as otherwise provided herein, Stock-Based Awards that are not vested as of the date of a Participant’s termination for any reason shall terminate and be forfeited in their entirety as of the date of such termination. Notwithstanding the foregoing, the Committee shall be authorized, in its sole discretion, at any time on or prior to the date of the Participant’s termination, to provide, based on such factors as the Committee may determine, in its sole discretion, that any Stock-Based Awards that are not vested as of the date of termination shall thereafter continue to vest in accordance with the original terms set forth in the Award Agreement as if a termination never occurred. Notwithstanding anything herein to the contrary, in the event of a Participant’s termination for Cause, all Stock-Based Awards (whether vested or unvested) shall be forfeited in their entirety as of the date of such termination.

8.3 Nontransferability of Stock-Based Awards. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each Stock-Based Award granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise by the Committee consistent with this Section 8.3, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant.

Article 9. Beneficiary Designation

A Participant’s “beneficiary” is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death. To the extent permitted by the Committee in the Award Agreement or otherwise, a Participant may designate a beneficiary or change a previous beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose. Except to the extent otherwise determined by the Committee in the Award Agreement or otherwise, if no beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death, the beneficiary shall be the Participant’s estate.

2018 Proxy Statement  |  151

Appendix 2 - Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan	Brighthouse Financial, Inc.

Notwithstanding the provisions above, the Committee may in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 9, or both, in favor of another method of determining beneficiaries.

Article 10. Rights of Non-Management Directors

10.1 Directorship. Nothing in the Plan or an Award Agreement shall be construed to confer a right to be elected or to continue to serve as a Director. No Participant shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company’s shareholders. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Board to otherwise remove the Participant from the Board at any time, nor confer upon any Participant a right to remain a member of the Board for any period of time, or at any particular rate of compensation.

10.2 Participation. No Non-Management Director, having received an Award, shall have the right to receive a future Award or (if receiving such a future Award) the right to receive such a future Award on terms and conditions identical or in proportion in any way to any prior Award.

10.3 Rights as a Shareholder. A Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 11. Amendment, Modification, Suspension, and Termination

11.1 Amendment, Modification, Suspension, and Termination. The Committee or Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part; provided however, that to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law, regulation, or exchange requirement.

11.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (other than those described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

11.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 12. Withholding

The Company or any Affiliate shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any Affiliate, an amount sufficient to satisfy any applicable federal, state, and local taxes, domestic or foreign, that the Company or any Affiliate determines is required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan. The Committee may provide for Participants to satisfy withholding requirements by having the Company withhold Shares or the Participant making such other arrangements, in either case on such conditions as the Committee specifies.

152  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 2 - Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan

Article 13. Successors

Any obligations of the Company under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company, as applicable.

Article 14. General Provisions

14.1 Forfeiture Events. Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award, to the extent consistent with law. If all or any portion of an Award granted under the Plan, or the delivery of Shares pursuant thereto, would fail to comply with applicable law, listing rule or other regulation, such Award may be settled in cash in the sole discretion of the Committee.

14.2 Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

14.3 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

14.4 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis to the extent not prohibited by applicable law or the rules of any stock exchange.

14.5 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Participant, beneficiary, legal representative, or any other person. Awards shall be general, unsecured obligations of the Company. To the extent that any individual acquires a right to receive payments from the Company, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to ERISA.

14.6 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award Agreement. In such an instance, unless the Committee determines to round payments up to the nearest whole Share, determines that payment shall be made in cash, or determines otherwise, fractional Shares and any rights thereto shall be forfeited or otherwise eliminated.

2018 Proxy Statement  |  153

Appendix 2 - Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan	Brighthouse Financial, Inc.

14.7 Other Compensation and Benefit Plans. Nothing in this Plan shall be construed to limit the right of the Company or an Affiliate to establish other compensation or benefit plans, programs, policies, or arrangements. Except as may be otherwise specifically stated in any other benefit plan, policy, program, or arrangement, no Award shall be treated as compensation for purposes of calculating a Participant’s rights under any such other plan, policy, program, or arrangement.

14.8 No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

14.9 Investment Representations. The Committee may require each Participant receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares or make such other representations, warranties, or covenants that the Committee shall determine to be necessary or appropriate to assure that the grant, terms, and/or payment of any Award complies with applicable law.

Article 15. Change of Control

15.1 Alternative Awards. Notwithstanding Section 15.2 below, no cancellation, acceleration of vesting, lapsing of restrictions, payment of Award, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Article 13; provided that any such Alternative Award must:

(a) Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change of Control;

(b) Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(c) Have substantially equivalent economic value to such Award (determined at the time of the Change of Control); and

(d) Have terms and conditions which provide that in the event that the Participant’s service is terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

15.2 Subject to Section 15.1, unless otherwise determined by the Committee (or unless otherwise set forth in an Award Agreement), if a Participant’s service as a Non-Management Director is terminated by the Company or any successor entity thereto on or within one (1) year after a Change of Control, each Award granted to such Participant prior to such Change of Control shall become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable as of the date of such termination of service, and any shares of Common Stock deliverable pursuant to restricted stock units shall be delivered promptly following such Participant’s termination of service.

154  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 2 - Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan

Legal Construction

15.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

15.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall receive the consideration required by law for the issuance of Awards under the Plan.

The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.4 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

2018 Proxy Statement  |  155

Appendix 3 - Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan	Brighthouse Financial, Inc.

Appendix 3

Brighthouse Services, LLC

Temporary Incentive Deferred Compensation Plan

(Restated as of March 13, 2018)

1. Purpose of the Plan

The purposes of the Plan are to promote the growth and success of Brighthouse Financial through a plan sponsored by Brighthouse Services, LLC, the primary employing entity of the Brighthouse group of companies, including any successor thereto and all Affiliates (collectively referred to as the “Company”), in attracting and retaining highly-qualified employees at this critical juncture. This Plan will advance those goals by providing cash incentives to a select group of management or highly compensated Employees who: (i) due to the Disaffiliation (defined below) forfeited, or are anticipated to forfeit, incentive equity awards granted by MetLife, Inc., (ii) due to the anticipated Disaffiliation, would otherwise have been eligible for incentive Equity but were not granted incentive equity awards by MetLife, Inc. in 2017, or (iii) are entitled to receive, pursuant to the terms of an employment letter with the Company, cash incentive compensation in the event that Brighthouse Financial, Inc. is unable to timely issue incentive equity awards or the Company otherwise determines that granting of a cash incentive is preferable.

2. Definitions

Whenever used herein, the following terms shall have the respective meanings set forth below.

(a) “2017 LTI Credit” means the amount credited to a Participant, as determined by the Plan Administrator in its sole discretion, who was not granted a MetLife Award in 2017 by MetLife, Inc. or its Affiliates solely due to the Disaffiliation, as determined by the Plan Administrator.

(b) “2017 LTI Deferred Compensation” means, with respect to a Participant, all 2017 LTI Credits credited to such Participant plus interest credited thereon as provided in this Plan.

(c) “Affiliate” means any corporation, partnership, limited liability company, trust or other entity which, directly or indirectly through one or more intermediaries, controls or is controlled by the referenced company.

(d) “Anniversary Vesting Date” has the meaning set forth in Section 8(c).

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” means “Cause” as defined in the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h) “Committee” means a compensation committee of the Board comprised of two or more Outside Directors; provided, however, that until such time as committee meeting the requirements specified herein has been appointed, the Board shall exercise all powers of the Committee.

(i) “Company” has the meaning set forth in Section 1.

(j) “Covered Employee” means the CEO and his or her direct reports.

156  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 3 - Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan

(k) “Credit Date”, with respect to an Initial Credit, means the date on which the Initial Credit is credited to a Participant. The Credit Date of any Forfeiture Initial Credit is August 7, 2017; provided, however, that the Credit Date of any Forfeiture Initial Credit for a Participant that was hired by the Company after the Disaffiliation Date, as described in Section 2(o) of the Plan, is September 30, 2017. The Credit Date of any 2017 LTI Credit is the Effective Date of the Plan. The Credit Date of New Hire Initial Credit will be the date the Plan Administrator, in his sole discretion, allocates the New Hire Initial Credit to the Participant.

(l) “Deferred Compensation” means, with respect to a Participant, the Forfeiture Initial Credit, New Hire Initial Credit, and/or 2017 LTI Credit credited to such Participant plus interest credited thereon as provided in this Plan.

(m) “Disaffiliation” means the disaffiliation of Brighthouse Financial, Inc. and its affiliates (as determined immediately after the disaffiliation), including the Company, from MetLife, Inc. and all of its affiliates (as determined immediately after the disaffiliation) such that MetLife, Inc. and all its affiliates no longer own 80% or more of the common stock of Brighthouse Financial, Inc. and its affiliates, including the Company. Such disaffiliation may be effected in any manner, including, but not limited to, a spin-off of Brighthouse Financial, Inc. and its affiliates, including the Company, into a public entity.

(n) “Disaffiliation Date” means the date of consummation of the Disaffiliation from MetLife, Inc. and each of its Affiliates.

(o) “Disaffiliation Forfeiture” means the partial or complete forfeiture, on or prior to the Disaffiliation Date, of a MetLife Award due to the actual or anticipated termination of employment of a Participant with an affiliate of MetLife, Inc. as a result of the Disaffiliation. Notwithstanding any other provision of the Plan to the contrary, the partial or complete forfeiture of a MetLife Award due to the termination of employment of an individual with an affiliate of MetLife, Inc. after the Disaffiliation Date who is subsequently hired by the Company on or prior to September 12, 2017, shall be considered a Disaffiliation Forfeiture.

(p) “Effective Date” has the meaning set forth in Section 17.

(q) “Employee” means any individual employed (within the meaning of the Code and regulations and interpretive guidance issued thereunder) by the Company or any of its Affiliates.

(r) “End of Accrual Date” means:

(i) With respect to any portion of a Participant’s Forfeiture Initial Credit and the interest credited on such amount, the date(s) on which “Period of Restriction” or “Performance Period” applicable to such portion was scheduled to end under the “Standard Settlement Terms” or “Standard Performance Terms” of the MetLife Award that generated such Forfeiture Initial Credit (as each such term is defined in the MetLife Award).

(ii) With respect to any portion of a Participant’s New Hire Initial Credit and the interest credited on such amount, the third (3rd) anniversary of the Participant’s date of hire.

(iii) With respect to any Tranche of a Participant’s 2017 LTI Credit and the interest credited on such amount, the Anniversary Vesting Date of such Tranche.

(s) “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

(t) “Forfeiture Deferred Compensation” means, with respect to a Participant, all Forfeiture Initial Credits credited to such Participant plus interest credited thereon as provided in this Plan.

2018 Proxy Statement  |  157

Appendix 3 - Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan	Brighthouse Financial, Inc.

(u) “Forfeiture Initial Credit” means the amount credited to a Participant, as determined by the Plan Administrator in its sole discretion, because a Disaffiliation Forfeiture of a MetLife Award. Unless otherwise determined by the Plan Administrator, the Forfeiture Initial Credit shall be equal to the number of Restricted Stock Units or Performance Shares underlying the applicable MetLife Award, less any number of Restricted Stock Units or Performance Shares in such MetLife Award that have been either issued in shares of MetLife, Inc. common stock or were included in any formula for a pro rata payment of the MetLife Award, multiplied by the “Closing Price” of MetLife, Inc. common stock on the “Credit Date”, as such terms are defined in the MetLife Award. Stock Options or Unit Options (collectively “Options”) issued by MetLife that are subject to a Disaffiliation Forfeiture will also be part of the Forfeiture Initial Credit. The value of forfeited Options taken into account for purposes of this Forfeiture Initial Credit is equal to the number of Stock Options or Unit Options in an Award that were not yet exercisable as of the Disaffiliation Date, multiplied by one-third (1/3) of the “Exercise Price” of the Award, as such term is defined in the terms of the MetLife Award.

(v) “Initial Credit” means a Forfeiture Initial Credit, 2017 LTI Credit or New Hire Initial Credit, as applicable.

(w) “Legal Deferral Requirements” means requirements under law to achieve deferral of income taxation, including but not limited to Code Section 409A and any regulations promulgated thereunder.

(x) “MetLife Award” means an award of Restricted Stock Units, Performance Shares, Stock Options and Unit Options under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan or the MetLife, Inc. 2015 Stock and Incentive Compensation Plan.

(y) “Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of Performance-Based Compensation in accordance with Section 9(d) of the Plan; provided, that, the exercise of such discretion would not cause the Performance-Based Compensation to fail to qualify as performance-based compensation under Section 162(m) of the Code.

(z) “New Hire Initial Credit” means the amount, as determined by the Plan Administrator in its sole discretion, credited to a Participant who is entitled to receive, pursuant to the terms of an employment letter with the Company, cash incentive compensation in the event that Brighthouse Financial, Inc. were unable to timely issue incentive equity awards or the Company otherwise determines that granting of a cash incentive is preferable.

(aa) “New Hire Deferred Compensation” means, with respect to a Participant, all New Hire Amounts credited to such Participant plus interest credited thereon as provided in this Plan.

(bb) “Outside Director” means a member of the Board who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

(cc) “Participant” means any Employee designated by the Plan Administrator to participate in the Plan.

(dd) “Performance-Based Compensation” means all or a portion of a Participant’s Deferred Compensation that is credited in order to provide remuneration solely on account of the attainment of one or more Performance Goals and that is intended to satisfy the requirements of Section 162(m) of the Code for performance-based compensation.

(ee) “Performance Goals” means one or more goals established by the Committee for a Performance Period based upon one or more Performance Metrics.

158  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 3 - Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan

(ff) “Performance Metrics” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance- Based Compensation under the Plan. The Performance Metrics that will be used to establish the Performance Goal(s) shall be based on performance of the Company or Brighthouse Financial, Inc. (or division, business unit, operational unit, product, product segment or product sub-segment thereof) and shall be one or more of the following:

(i) Operating Earnings (on a Consolidated basis or by Company);

(ii) Operating ROE;

(iii) Cash Flow (including free cash flow, gross cash flow, statutory cash flow and return on capital);

(iv) Decrease in Fixed Expenses;

(v) Number of Transition Service Agreements with MetLife exited

(vi) Value of New Business;

(vii) VA Target Funding;

(viii) Risk Based Capital Ratio(s);

(ix) Ratings from Rating Agencies (including maintaining a minimum rating or an increase in rating);

(x) Earnings Per Share; and

(xi) Share Price (including but not limited to total shareholder return).

All Performance Metric terms not defined in this Plan are as defined in the Form 10 filed by the Company or, alternatively, if these definitions are modified, added or updated by later financial statements (including but not limited to the Quarterly Financial Statement or any equivalent), then as defined in the financial statements of the Company (subject to any modifications noted in the Committee’s resolution setting the Performance Goals for any Performance Period).

(gg) “Performance Period” means the period over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of Performance-Based Compensation. Unless otherwise determined by the Committee, (i) the Performance Period for a Participant’s Forfeiture Deferred Compensation shall be the remainder of the “Period of Restriction” or “Performance Period” of the MetLife Award that generated such Forfeiture Deferred Compensation (as such terms are defined in such MetLife Award), (ii) the Performance Period for a Participant’s New Hire Deferred Compensation shall be the three (3)-year period commencing on the applicable Credit Date, and (iii) the Performance Period for a Tranche of a Participant’s 2017 LTI Deferred Compensation shall be the period from the Credit Date through the Anniversary Vesting Date applicable to such Tranche. Notwithstanding the prior language of this definition, the Committee shall have the ability to set supplementary Performance Goals with a Performance Period shorter than the periods described in (i) through (iii) above.

(hh) “Plan” means this Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan, as amended or restated from time to time.

(ii) “Plan Administrator” shall mean the Plan Administrator of the Brighthouse Services, LLC Savings Plan and Trust including any person to whom such office has been delegated.

(jj) “Pro-Rated Portion” has the meaning set forth in Section 8(f).

2018 Proxy Statement  |  159

Appendix 3 - Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan	Brighthouse Financial, Inc.

(kk) “Restricted Stock Units” has the meaning ascribed to such term in the MetLife, Inc. 2005 Stock and Incentive Compensation Plan or the MetLife, Inc. 2015 Stock and Incentive Compensation Plan.

(ll) “Rule of 65 Date” means the date that the sum of a Participant’s total age plus total Service is equal to or greater than sixty-five (65), so long as the Participant’s Service is equal to or greater than five (5).

(mm) “Service” means the whole number of the Participant’s completed years of employment with the Company. Completed years of employment will be computed based on the anniversaries of the date the Participant was first employed by the Company and ending on the date of termination of employment. However, if the Participant incurred any break in service, the period of Service will be determined in the sole discretion of the Plan Administrator. Once a Participant has completed five years of Service, the Plan Administrator, may in its discretion, count partial years of Service but only in completed months. “Service” shall also include the years of service with MetLife Group, Inc. and its affiliates recognized at the time the Participant directly transitioned employment from MetLife Group, Inc. or its affiliates to the Company, based on the Participant’s adjusted benefits service date, as provided by MetLife Group, Inc. or its affiliates. Notwithstanding the forgoing, in no event will prior service with MetLife Group, Inc. or its affiliates be counted as Service for a Participant that was hired by the Company after the Disaffiliation Date.

(nn) “Specified Employee” has the meaning set forth in the Brighthouse Services, LLC Auxiliary Savings Plan.

(oo) “Tranche” has the meaning set forth in Section 8(b).

(pp) “Termination of Employment” and any similar term means, as applied after the Effective Date, the termination of a Participant’s employment with, and performance of services for, the Company and/or any of its Affiliates for any reason, whether voluntary or involuntary. Whether a Termination of Employment has occurred shall be determined in the discretion of the Plan Administrator consistent with Company policies and Internal Revenue Code Section 409A.

(qq) “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in rule 13d-3 of the General Rules and Regulations under the Securities and Exchange Act of 1934, as amended from time to time.

(rr) “Change of Control” shall occur if any of the following events occur after March 12, 2018:

(i) Any Person acquires (other than directly from Brighthouse Financial, Inc.) Beneficial Ownership, directly or indirectly, of securities of Brighthouse Financial, Inc. representing thirty percent (30%) or more of the combined Voting Power of Brighthouse Financial, Inc.‘s securities;

(ii) Within any twenty-four (24) month period, the individuals who were Directors of Brighthouse Financial, Inc. at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors or the Board of Directors of any successor to Brighthouse Financial, Inc.; provided, that any Director elected or nominated for election to the Board of Directors of Brighthouse Financial, Inc. by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this Section 2(rr) (ii); provided, further, notwithstanding the foregoing, that no individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of Directors of Brighthouse Financial, Inc. or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of any agreement intended to avoid or settle any such election contest or solicitation of proxies or consents, shall be considered an Incumbent Director for purposes of this Section 2(rr)(ii);

160  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 3 - Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan

(iii) The shareholders of Brighthouse Financial, Inc. approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of Brighthouse Financial, Inc. which is consummated (a “Corporate Event”), and immediately following the consummation of which the shareholders of Brighthouse Financial, Inc. immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation, or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the relevant Corporate Event, holds more than thirty percent (30%) of the consolidated assets of Brighthouse Financial, Inc. immediately prior to such Corporate Event; or

(iv) The stockholders of Brighthouse Financial, Inc. approve a plan of complete liquidation or dissolution of Brighthouse Financial, Inc., or the approval by the Board of a plan of complete or partial liquidation or dissolution of an affiliate of Brighthouse Financial, Inc. that is a life insurance operating company, which affiliate’s assets represent fifty percent (50%) or more of the combined assets of all affiliates of Brighthouse Financial, Inc. that are life insurance operating companies measured as of the date immediately preceding the date the liquidation or dissolution is approved. For purpose of this section 2(rr)(iv) only, “affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act, with reference to Brighthouse Financial Inc., and shall also include any corporation, partnership, joint venture, limited liability company, or other entity in which Brighthouse Financial Inc. owns, directly or indirectly, at least fifty percent (50%) of the total combined Voting Power of such corporation or of the capital interest or profits interest of such partnership or other entity.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the combined Voting Power of Brighthouse Financial, Inc.‘s securities as a result of acquisition of Voting Securities by Brighthouse Financial, Inc. which, by reducing the number of Voting Securities outstanding, increases the proportional number of securities over which such Person has Beneficial Ownership; provided, that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by Brighthouse Financial, Inc., and after such share acquisition by Brighthouse Financial, Inc., the Subject Person becomes the Beneficial Owner of any additional securities that increase the then outstanding combined Voting Power of Brighthouse Financial, Inc.‘s securities Beneficially Owned by such Subject Person, then a Change of Control shall occur.

(ss) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof; provided, however, that “Person” shall not include (i) Brighthouse Financial, Inc. or any Affiliate or (ii) any employee benefit plan (including an employee stock ownership plan) sponsored by Brighthouse Financial, Inc. or any Affiliate.

(tt) “Voting Power” shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company.

(uu) “Voting Securities” shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

2018 Proxy Statement  |  161

Appendix 3 - Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan	Brighthouse Financial, Inc.

3. Plan Administration

(a) The Plan Administrator shall administer the Plan.

(b) The Plan Administrator may establish, amend, and rescind rules and regulations relating to the Plan.

(c) Except for those powers specifically reserved to the Committee in Section 3(h), the Plan Administrator shall also have the sole and absolute discretion to construe and interpret the provisions of the Plan, determine eligibility to participate in the Plan and grant Awards, determine amounts due and owing under the Plan, provide for conditions necessary or advisable to protect the interest of the Company and its Affiliates, construe all communications related to the Plan, and make all other determinations it deems necessary or advisable for the administration and interpretation of the Plan. The Plan Administrator may conform any provision of this Plan to the extent such provision is inconsistent with any provision of law that the Plan Administrator determines is applicable to the Deferred Compensation in the Plan including, but not limited to, Legal Deferral Requirements.

(d) Determinations, interpretations and other actions made by the Plan Administrator and, with respect to actions set forth in Section 3(h), the Committee, shall be final, binding, and conclusive for all purposes and upon all individuals.

(e) The Plan Administrator may prescribe forms as the sole and exclusive means for Participants to take actions authorized or allowed under the Plan. The Plan Administrator may issue communications to any person as it deems necessary or appropriate in connection with the Plan.

(f) Except to the extent prohibited by applicable law, communication by the Plan Administrator (and by a Participant to the extent authorized by the Plan Administrator) of any document or writing, including any document or writing that must be executed by a party, may be in an electronic form of communication.

(g) The Plan Administrator may appoint such agents, who may be officers or employees of Brighthouse Financial, Inc. or any of its Affiliates, as it deems necessary or appropriate to assist it in administering the Plan and may grant authority to such agents to execute documents and take action on its behalf. The Plan Administrator may consult such legal counsel, consultants, or other professionals as it deems desirable and may rely on any opinion received from any such professional or from its agent. All expenses incurred in the administration of the Plan shall be paid by the Company or any of its Affiliates.

(h) Notwithstanding anything herein to the contrary, the Committee shall have the exclusive authority under the Plan to (i) designate Awards that are intended to constitute qualified performance-based compensation under Section 162(m) of the Code; (ii) establish the Performance Periods over which performance will be measured; (iii) determine the Performance Goal(s) and (iv) certify the achievement of the Performance Goals pursuant to Section 9(d) of the Plan in accordance with Section 162(m) of the Code.

4. Crediting of Deferred Compensation

(a) Crediting. Each Participant’s Initial Credit(s) shall be credited for a Participant effective upon the applicable Credit Date, and shall be, along with interest thereon thereafter credited under the Plan, Deferred Compensation.

(b) Interest. Each Participant’s Deferred Compensation shall earn interest calculated from the date an Initial Credit is credited until the applicable End of Accrual Date, reflecting an interest rate that will be re-set effective each December 1st of each year based upon 120% AFR\Long Term\Monthly rate for November of the reset year. Deferred Compensation credited to a Participant between the Effective Date and December 31, 2017, will be credited with interest at a rate of 3.2%. Interest will be credited on a daily basis.

162  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 3 - Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan

5. Payment In Cash

All amounts of Deferred Compensation shall be paid in cash.

6. Forfeiture Deferred Compensation

(a) Eligibility. Forfeiture Deferred Compensation may be credited only to Participants who experienced a Disaffiliation Forfeiture, as determined by the Plan Administrator.

(b) Vesting - General. Any portion of Participant’s outstanding Forfeiture Deferred Compensation shall vest upon the End of Accrual Date applicable to such portion.

(c) Vesting - Death. If the Participant’s employment terminates due to the Participant’s death, all of the Participant’s outstanding Forfeiture Deferred Compensation shall vest effective immediately prior to such termination.

(d) Vesting - Certain Separations. If the Participant’s employment (i) is terminated by the Company or an Affiliate thereof, (ii) in connection with such termination, the Company agrees to enter with the Participant into a separation agreement under a severance program of the Company or such Affiliate, and (iii) such separation agreement becomes effective no later than March 15th of the year after the year the separation agreement is offered to the Participant, then the Participant’s Forfeiture Deferred Compensation shall vest as and when the separation agreement is final and effective.

(e) Forfeiture. Unless otherwise provided by the Plan Administrator in its discretion, any unvested portion of a Participant’s Forfeiture Deferred Compensation shall be forfeited upon his or her termination of employment. Unless otherwise provided by the Plan Administrator in its discretion, notwithstanding anything in this Section 6 to the contrary, upon a Participant’s termination of employment for Cause, all of Participant’s then outstanding Forfeiture Deferred Compensation, vested and unvested, shall be forfeited.

(f) Timing of Payment. Any vested portion of a Participant’s Forfeiture Deferred Compensation that remains outstanding on the applicable End of Accrual Date shall be paid as soon as administratively practicable following such End of Accrual Date. Notwithstanding the foregoing, with respect to a Participant who is a Covered Employee, the determination as to whether or not such Participant becomes entitled to payment in respect of any vested portion of Forfeiture Deferred Compensation shall be subject to the additional terms and conditions of Section 9. Furthermore, any Participant who was a Specified Employee prior to termination and who’s vesting was accelerated under (d) above in this Section 6, shall not be paid until six months after the later of, their date of termination, or if they continued to provide services to the Company, separation from service date as defined under 409A.

(g) Notwithstanding any provision of this Section 6 to the contrary, in the event a Participant’s Forfeiture Deferred Compensation vests on the last day of a calendar year, then such Forfeiture Deferred Compensation shall vest on January 1 of the subsequent calendar year.

7. New Hire Deferred Compensation

(a) Eligibility. New Hire Deferred Compensation may be credited only to Employees who are entitled to receive, pursuant to the terms of an employment letter with the Company, cash incentive compensation in the event that Brighthouse Financial, Inc. was unable to timely issue incentive equity awards or the Company otherwise determines that granting of a cash incentive is preferable.

2018 Proxy Statement  |  163

Appendix 3 - Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan	Brighthouse Financial, Inc.

(b) Vesting. A Participant’s outstanding New Hire Deferred Compensation shall vest on the third (3rd) anniversary of the Participant’s employment with the Company. Notwithstanding the first sentence, if a Participant’s employment with the Company or any Affiliate thereof terminates due to the Participant’s death, then all of the Participant’s outstanding New Hire Deferred Compensation shall vest effective immediately prior to such termination.

(c) Forfeiture. Unless otherwise provided by the Plan Administrator in its discretion, any unvested portion of a Participant’s New Hire Deferred Compensation shall be forfeited upon his or her termination of employment for any reason.

(d) Timing of Payment. Any vested portion of a Participant’s New Hire Deferred Compensation that remains outstanding on the third (3rd) anniversary of the Participant’s employment with the Company shall be paid as soon as administratively practicable following such anniversary date. Notwithstanding the foregoing, with respect to a Participant who is a Covered Employee, the determination as to whether or not such Participant becomes entitled to payment in respect of any vested portion of New Hire Deferred Compensation shall be subject to the additional terms and conditions of Section 9. Furthermore, any Participant who was a Specified Employee prior to termination and who’s vesting was accelerated under (ii) above in Section 7(b), shall not be paid until six months after the later of, their date of termination, or if they continued to provide services to the Company, separation from service date as defined under 409A.

8. 2017 LTI Deferred Compensation

(a) Eligibility. 2017 LTI Deferred Compensation may be credited only to Employees who, as determined by the Plan Administrator, were not granted incentive equity awards by MetLife, Inc. in 2017 due to the anticipated Disaffiliation.

(b) Tranches. A Participant’s 2017 LTI Credit shall be divided into three portions, each representing one third (1/3) of the total 2017 LTI Credit. Each such portion of the 2017 LTI Credit and interest credited thereon shall be referred to as a “Tranche”.

(c) Vesting - General. Each Tranche of a Participant’s 2017 Award Deferred Compensation will be subject to a separate vesting date (each, an “Anniversary Vesting Date”). One Tranche shall vest on the first (1st) anniversary of the Credit Date. Another Tranche shall vest on the second (2nd) anniversary of the Credit Date. The remaining Tranche shall vest on the third (3rd) anniversary of the Credit Date.

(d) Death and Rule of 65. If a Participant’s employment with the Company or any Affiliate thereof terminates (i) due to the Participant’s death or (ii) on or after the Participant’s Rule of 65 Date (other than by the Company or its Affiliates for Cause), then the remaining unvested 2017 LTI Deferred Compensation Credits shall become vested effective immediately after such termination of employment.

(e) Certain Terminations of Employment. If the Participant’s employment (i) is terminated by the Company or an Affiliate thereof, (ii) in connection with such termination, the Company agrees to enter with the Participant into a separation agreement under a severance program of the Company or such Affiliated, and (iii) ) such separation agreement becomes effective no later than March 15th of the year after the year the separation agreement is offered to the Participant, then the Participant’s 2017 LTI Deferred Compensation shall vest as and when the separation agreement is final and effective.

(f) Definition of “Pro-Rated Portion”. For purposes of this Section 8, “Pro-Rated Portion” of an unvested Tranche means the 2017 LTI Credit under such Tranche plus interest credited thereon up to the date credits can no longer be applied to facilitate processing of payment of the deferred compensation.

164  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 3 - Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan

(g) Forfeiture. Unless otherwise provided by the Plan Administrator in its discretion, any unvested portion of a Participant’s 2017 LTI Deferred Compensation shall be forfeited upon his or her termination of employment. Unless otherwise provided by the Plan Administrator in its discretion, notwithstanding anything in this Section 8 to the contrary, upon a Participant’s termination of employment for Cause, all of a Participant’s then outstanding 2017 LTI Deferred Compensation, vested and unvested, shall be forfeited.

(h) Timing of Payment; Covered Employees. Any vested portion of a Tranche of 2017 LTI Deferred Compensation (including any portion that became vested under paragraphs (d) or (e) above) shall be paid as soon as administratively practicable after that Tranche’s applicable Anniversary Vesting Date. Notwithstanding the foregoing, with respect to a Participant who is a Covered Employee, the determination as to whether or not such Participant becomes entitled to payment in respect of any vested portion of 2017 LTI Deferred Compensation shall be subject to the additional terms and conditions of Section 9. Furthermore, any Participant who was a Specified Employee prior to termination and who’s vesting was accelerated due to application of Section 7(e) or termination under the Rule of 65, shall not be paid until six months after the later of, their date of termination, or if they continued to provide services to the Company, separation from service date as defined under 409A.

9. Performance-Based Compensation

(a) Directors Designation of Performance-Based Compensation. Deferred Compensation credited under the Plan to Participants who are Covered Employees is intended to qualify as performance-based compensation under Section 162(m) of the Code. Unless otherwise determined by the Committee, including by the imposition of supplementary Performance Goals subsequent to the Credit Date, the Committee shall, within the first 90 days of a Performance Period (or prior to the expiration of 25% of the Performance Period, if the Performance Period is less than one year), designate any portion or all of a Covered Employee’s Participant’s Deferred Compensation as Performance-Based Compensation in order to qualify such amount as “performance-based compensation” under Section 162(m) of the Code. Without limiting the generality of the foregoing, following the appointment of a Committee whose members would meet the conditions to be Outside, the Committee shall impose supplementary Performance Goals consistent with the requirements of this Section 9 and Section 162(m) of the Code on any Deferred Compensation allocated to any Covered Employee, and the vesting of any such Deferred Compensation shall in all events be contingent upon the satisfaction of such Performance Goals, in additional to any other vesting conditions otherwise applicable thereto. The Committee may establish different Performance Goals and different Performance Periods (including with respect to any supplementary Performance Goals) as to specified portions of a Covered Employee’s Forfeiture Initial Credit, 2017 LTI Credit or New Hire Initial Credit.

(b) Establishment of Performance Metrics and Goals. Within the first 90 days of a Performance Period (or prior to the expiration of 25% of a Performance Period, if the Performance Period is less than one year), the Committee shall select the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to payments of deferred compensation under this Plan and shall record the same in writing.

(c) Adjustments. The Committee shall adjust or modify the calculation of a Performance Goal for a Performance Period, in such manner as it shall, it its sole discretion, deem necessary or appropriate in connection with any one or more of the following events: (i) asset write-downs; (ii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iii) any

2018 Proxy Statement  |  165

Appendix 3 - Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan	Brighthouse Financial, Inc.

reorganization and restructuring programs; (iv) extraordinary, unusual or infrequently occurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (v) acquisitions or divestitures; (vi) any other specific unusual or nonrecurring events, or objectively determinable category thereof; or (vii) a change in the Company’s fiscal year No adjustment shall be made if the effect would be to cause Performance-Based Compensation to fail to qualify as performance-based compensation under Section 162(m) of the Code.

(d) Certification by Committee. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of a Participant’s Performance-Based Compensation earned for the period. The Committee may apply Negative Discretion in accordance with Section 9(f) hereof to reduce a Participant’s Performance-Based Compensation for the Performance Period, if and when it deems appropriate.

(e) Achievement of Performance Goal Requirement. Notwithstanding anything in the Plan to the contrary, unless Deferred Compensation vests on account of a Participant’s death, a Participant shall be eligible to receive payment in respect of Performance-Based Compensation only to the extent that the Performance Goal(s) for the applicable Performance Period are achieved.

(f) Negative Discretion. In determining the actual amount of Performance-Based Compensation payable to a Participant for a Performance Period, the Committee may reduce or eliminate the amount of the Performance-Based Compensation earned through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. Except as expressly provided in Section 9(c), the Committee shall not have the discretion to (A) provide payment in respect of Performance-Based Compensation for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase the amount payable in respect of any Performance-Based Compensation.

(g) Maximum Performance-Based Compensation Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum payout that each Covered Employee may receive under the Plan for a Performance Period with respect to Deferred Compensation designated as Performance-Based Compensation is $7,000,000 (seven million dollars)

(h) Shareholder Approval. Notwithstanding any provision contained in this Plan to the contrary, no portion of a Participant’s Performance-Based Compensation shall be paid on or after the first regularly scheduled meeting of the shareholders of the Company that occurs more than 12 months after the Disaffiliation Date, and the Participant shall not have any right to any such payment, unless and until shareholder approval of the material terms of the Plan is obtained in accordance with Section 162(m) of the Code.

10. Headings; Interpretation

The use of headings in the Plan is for convenience. The headings shall not provide substantive rights. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

11. Withholding and Effect of Taxes

Payments under this Plan will be made after the withholding of any federal, state, or local income taxes, employment taxes (such as, but not limited to FICA and/or SUTA) or other taxes or amounts obligated to be withheld, as determined by the Plan Administrator in its discretion. All tax liabilities arising out of

166  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 3 - Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan

deferrals under this Plan shall be the sole obligation of the Participant or his or her beneficiary, including but not limited to any tax liabilities arising out of Code Section 409A. Withholding of any taxes or other items required by law, may, at the sole discretion of the Plan Administrator, be made from Deferred Compensation amounts prior to the Deferred Compensation being credited to the Participant under the Plan. Alternatively, at the sole discretion of the Plan Administrator taxes or any other items required by law to be withheld may be made from Deferred Compensation payable under the Plan or from any other payments due to the Participant from the Company and/or any of its Affiliates.

12. Section 409A

This Plan is intended to comply with Section 409A of the Code to the extent subject thereto and shall be construed and administered to be in compliance therewith. Notwithstanding any other provision of the Plan, if any payment to a Participant in connection with his or her termination of employment is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and the Participant is determined to be a “specified employee” as defined in Section 409A(a)(2)(b)(i), then such payment or benefit shall not be paid until the six (6)-month anniversary of the date of termination of employment or date of separation from service, as applicable. However if the Participant dies before the six month period is complete, payment shall be made as soon as administratively practicable after Participant’s death. The aggregate of any payments that would otherwise have been paid and interest thereon calculated as set forth in Section 4 shall be paid to the Participant in a lump sum as soon as reasonably practicable following such six (6)-month anniversary. Notwithstanding anything herein to the contrary, neither the Company nor the Plan Administrator shall have any obligation to take any action to prevent the assessment of, nor shall be liable for, any excise tax or penalty on any Participant under Section 409A of the Code.

13. Beneficiary Designation

The Plan Administrator shall prescribe the form by which each Participant may designate a beneficiary or beneficiaries (who may be named contingently or successively) for purposes of receiving any payment of Deferred Compensation after the death of the Participant. Each designation will be effective only upon its receipt by the Plan Administrator during the life of the individual making the designation and shall revoke all prior beneficiary designations by that individual related to this Plan. To the extent a Participant has not designated a beneficiary or beneficiaries, any payment of Deferred Compensation after the death of the Participant shall be paid to the beneficiary named under the Participant’s employer provided life insurance coverage. If the participant has no beneficiary for employer provided life insurance coverage for any reason then the Deferred Compensation will be paid to the Participant’s estate.

14. Loans and Assignments

The Plan shall make no loan, including any loan on account of any Deferred Compensation, to any Participant or any other person nor permit any Deferred Compensation to serve as the basis or security for any loan to any Participant or any other person. No Participant or any other person may sell, assign, transfer, pledge, commute, or encumber any Deferred Compensation or any other rights under this Plan, except as provided in Section 13, “Beneficiary Designation.”

15. Nature of Liability

All Deferred Compensation amounts accrued under this Plan are unsecured obligations of the Company, and are not obligations, debts, nor liabilities of any other entity or party. This Plan and the liabilities

2018 Proxy Statement  |  167

Appendix 3 - Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan	Brighthouse Financial, Inc.

created hereunder are unfunded. Any means for adjusting or communicating the value of Deferred Compensation, and any documentation regarding this Plan or any Participant’s Deferred Compensation, are for recordkeeping purposes only and do not create any right, property, security, or interest in any assets of the Company or any other party. All Deferred Compensation credited under this Plan is subject to the claims of general creditors of the Company.

16. No Guarantee of Agency; No Limitation on Principal Action

No Deferred Compensation shall be treated as compensation or benefit eligible compensation for purposes of a Participant’s right under any other plan, policy, or program, except as explicitly stated or provided in such plan, policy, or program. Nothing in this Plan shall be construed to limit, impair, or otherwise affect the right of any entity to make adjustments, reorganizations, or changes to its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

17. Effectiveness and Term of the Plan

This Plan shall be effective as of March 28, 2017 (the “Effective Date”), following its adoption by the Board and shall continue in effect unless and until it is terminated pursuant to its terms.

18. Governing Law

This Plan shall be construed in accordance with and governed by North Carolina law, without regard to principles of conflict of laws.

19. Claims

Claims for benefits and appeals of denied claims under the Plan shall be administered in accordance with the ERISA claims and appeals procedures in Section 24 of the Plan.

20. Entire Plan; Third Party Beneficiaries

This Plan document is the entire expression of the Plan, and no other oral or written communication, other than documents authorized under this Plan and fulfilling its express terms, shall determine the terms of the Plan or the terms of any agreement between any person and the Company or any of its Affiliates with regard to the Plan or Deferred Compensation. There are no third party beneficiaries to this Plan, other than Participants’ respective beneficiaries designated under the terms of this Plan whose rights do not arise unless and until the Participant dies.

21. Amendment and Termination

Except to the extent otherwise required by law, including but not limited to Legal Deferral Requirements and Section 162(m) of the Code, the Plan Administrator or its authorized delegate may amend, modify, suspend, or terminate the Plan at any time in its sole discretion without providing prior notice to or receiving consent from Participants.

Except to the extent otherwise required by law, the Plan Administrator or its authorized delegate may amend, modify, suspend, or terminate the Plan at any time in its sole discretion without providing prior notice to or receiving consent from Participants; provided that, no amendment that requires shareholder approval in order for the Plan to comply with applicable law, including to continue to comply with Section 162(m) of the Code, shall be effective unless approved by the requisite shareholder vote.

(a) Limitations on Amendment After a Change of Control. Notwithstanding any other provision of this Plan, no amendments can be made to this Plan after the occurrence of a Change of Control that would,

168  |  2018 Proxy Statement

Brighthouse Financial, Inc.	Appendix 3 - Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan

in any way, decrease the amount of 2017 LTI Deferred Compensation, Forfeiture Deferred Compensation or New Hire Deferred Compensation credited on behalf of a Participant under the Plan as of the date the Change of Control occurred. Further, no amendments or modifications to the timing and form of distributions available under this Plan can be made after a Change of Control has occurred.

22. Qualified Domestic Relations Orders

The Plan Administrator will distribute, designate, or otherwise recognize the attachment of any portion of a Participant’s Deferred Compensation in favor of a Participant’s spouse, former spouse or dependents to the extent such action is mandated by the terms of a qualified domestic relations order as defined in Section 414(p) of the Code, and consistent with the terms of Sections 4 through 9 of the Plan.

23. Right of Offset

The Company and/or its Affiliates, at any time, may offset against any amounts as they become due and payable under the Plan any indebtedness due from a Participant to the Company or any of its Affiliates regardless of the source of such debt or the circumstances under which it arose. If the Plan pays any benefits to any individual while that individual owes a debt to the Company or any of its Affiliates, such payment by the Plan is not intended to waive the right of the Company or any of its Affiliates to offset against Deferred Compensation under the Plan and shall not be deemed a waiver of such right.

24. Claims and Appeals

(a) Participants, beneficiaries, alternate payees or their authorized representatives disputing an adverse benefit determination, payment amount or plan interpretation that relates to their current receipt of Plan benefits, exercise of a current right available under the Plan or to assert a failure to administer the Plan in accordance with its terms must file a claim.

(b) Claims must be filed in a timely manner as determined by the Plan Administrator and must be sent to the location below in writing to be considered a claim. If a Participant is about to receive a withdrawal or distribution from the Plan, the Participant shall have six (6) months from the date that the distribution (first benefit payment) is made to bring a claim hereunder challenging the calculation of the benefit distributed to the Participant. Claims must be made in writing and sent to:

Brighthouse Human Resources

11225 North Community House Road

Charlotte, North Carolina 28277

(c) Responses to these requests will be made within 90 days. Response time can be extended by the Plan Administrator in writing if the Plan Administrator determines that investigating the claim will take additional time.

(d) Participants whose claims are denied will receive a written explanation for the denial. The explanation will include the reason(s) for the denial, plan provision(s) upon which the decision was based, additional material or information that may be needed and appropriate steps to be taken to submit an appeal for a full and fair review.

(e) Participants receiving a denial have 60 days from the date on the letter to appeal the determination and to provide additional information bearing on the claim for benefits that has not been previously disclosed. After that period no further administrative appeals can be made. Appealing participants can submit written comments, documents, records and other information relating to the claim as part of the review and are entitled to receive, upon request and free of charge, reasonable access to, and copies of,

2018 Proxy Statement  |  169

Appendix 3 - Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan	Brighthouse Financial, Inc.

all documents, records and other information relevant to the claim for benefits. Appeals must be made in writing and sent to:

Brighthouse Plan Administrator

11225 North Community House Road

Charlotte, North Carolina 28277

(f) The review by the Plan Administrator or his, her or its designee will take into account all comments, documents, records and other information submitted by the claimant at the time of the appeal. The initial adverse decision will not receive deference in the appeal decision making process.

(g) The Plan Administrator will review the appeal documentation and make a determination within 60 days. The appeal response time can be extended for another 60 days by the Plan Administrator in writing for cases that the Plan Administrator determines that additional time is needed to resolve.

(h) Participants whose appeals are denied will receive a written explanation for the denial. The explanation will include the reason(s) for the denial and the plan provision(s) upon which the decision was based. The Plan Administrator or his or her designee has full discretion in making all required determinations.

(i) Upon exhaustion of the administrative review process, the Plan Administrator is no longer required to respond to the Participant’s written inquiries on the issue that was the subject of the appeal as the appeal determination is final and binding. Participants have the right to file a civil suit under Section 502(a) of ERISA, no later than six (6) months from the date of the final appeal denial, to further challenge entitlement to the request being denied.

IN WITNESS WHEREOF, this Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan is hereby restated.

Brighthouse Services, LLC

By: /s/ Vonda Huss

Vonda Huss

Chief Human Resources Officer

Date: 3/15/18

Witness: /s/ Andre McKee

170  |  2018 Proxy Statement

Brighthouse
FINANCIAL

© 2018 BRIGHTHOUSE FINANCIAL, INC.

BRIGHTHOUSE FINANCIAL, INC. 11225 N COMMUNITY HOUSE RD CHARLOTTE, NC 28277 ANNUAL MEETING INFORMATION

VOTE BY INTERNET - www.ProxyVote.com or scan the QR code above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

REGISTER TO ATTEND THE ANNUAL MEETING

To vote and/or to register to attend the meeting, go to the “Register for Meeting” link at www.ProxyVote.com.

ADMISSION TICKET

This portion of the Proxy Card is your admission ticket. Please bring this admission ticket and valid government-issued photo identification with you to the Annual Meeting. Complete instructions can be found in the proxy statement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN             E43257-P03776-Z72234             KEEP THIS PORTION FOR YOUR RECORDS

THE SIGNED AND DATED BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BRIGHTHOUSE FINANCIAL, INC.

A.	The Board of Directors recommends a vote FOR all the Director nominees listed, FOR Proposals 2, 3, 5, 6 and 7, and for 1 YEAR in Proposal 4.

	1.	Election of three Class I Directors for a two-year term ending at the 2020 Annual Meeting of Stockholders

		Nominees:		For		Withhold

		1a.	John D. McCallion	☐		☐

		1b.	Diane E. Offereins	☐		☐

		1c.	Patrick J. Shouvlin	☐		☐

				For	Against	Abstain

	2.	Ratification of the appointment of Deloitte & Touche LLP as Brighthouse’s independent registered public accounting firm for fiscal year 2018		☐	☐	☐

	3.	Advisory vote to Approve the Compensation Paid to Brighthouse’s Named Executive Officers		☐	☐	☐

B.	For address changes and/or comments, please check this box and write them on the back where indicated.					☐

C.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, trustee, guardian, corporate officer, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

		1 Year	2 Years	3 Years	Abstain

4.	Advisory vote on the Frequency of Future Advisory Votes to Approve the Compensation Paid to Brighthouse’s Named Executive Officers	☐	☐	☐	☐

			For	Against	Abstain

5.	Approval of the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan		☐	☐	☐

6.	Approval of the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan		☐	☐	☐

7.	Approval of the Material Terms of the Performance Goals under the Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement & Annual Report are available at www.ProxyVote.com.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN

THE SIGNED AND DATED BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

E43258-P03776-Z72234

BRIGHTHOUSE FINANCIAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoint(s) D. Burt Arrington, Christine DeBiase, Bruce Schindler and Eric Steigerwalt, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BRIGHTHOUSE FINANCIAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM EDT on May 23, 2018 at The Ballantyne Hotel, 10000 Ballantyne Commons Parkway, Charlotte, North Carolina 28277 and any adjournment or postponement thereof, on all subjects that may properly come before the meeting, including the matters described in the proxy statement, subject to any directions indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED: "FOR" THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED UNDER PROPOSAL 1; "FOR" PROPOSALS 2, 3, 5, 6 AND 7; AND FOR "ONE YEAR" IN PROPOSAL 4.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

D.	Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box in Section B on the reverse side.)

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - D ON BOTH SIDES OF THIS CARD.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BRIGHTHOUSE FINANCIAL, INC. 11225 N COMMUNITY HOUSE RD CHARLOTTE, NC 28277 ANNUAL MEETING INFORMATION

VOTE BY INTERNET - www.ProxyVote.com or scan the QR code above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

REGISTER TO ATTEND THE ANNUAL MEETING

To vote and/or to register to attend the meeting, go to the “Register for Meeting” link at www.ProxyVote.com.

ADMISSION TICKET

This portion of the Proxy Card is your admission ticket. Please bring this admission ticket and valid government-issued photo identification with you to the Annual Meeting. Complete instructions can be found in the proxy statement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN             E43259-P03776-Z72234             KEEP THIS PORTION FOR YOUR RECORDS

THE SIGNED AND DATED BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BRIGHTHOUSE FINANCIAL, INC.

A.	The Board of Directors recommends a vote FOR all the Director nominees listed, FOR Proposals 2, 3, 5, 6 and 7, and for 1 YEAR in Proposal 4.

	1.	Election of three Class I Directors for a two-year term ending at the 2020 Annual Meeting of Stockholders

		Nominees:		For		Withhold

		1a.	John D. McCallion	☐		☐

		1b.	Diane E. Offereins	☐		☐

		1c.	Patrick J. Shouvlin	☐		☐

				For	Against	Abstain

	2.	Ratification of the appointment of Deloitte & Touche LLP as Brighthouse’s independent registered public accounting firm for fiscal year 2018		☐	☐	☐

	3.	Advisory vote to Approve the Compensation Paid to Brighthouse’s Named Executive Officers		☐	☐	☐

B.	For address changes and/or comments, please check this box and write them on the back where indicated.					☐

C.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, trustee, guardian, corporate officer, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

		1 Year	2 Years	3 Years	Abstain

4.	Advisory vote on the Frequency of Future Advisory Votes to Approve the Compensation Paid to Brighthouse’s Named Executive Officers	☐	☐	☐	☐

			For	Against	Abstain

5.	Approval of the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan		☐	☐	☐

6.	Approval of the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan		☐	☐	☐

7.	Approval of the Material Terms of the Performance Goals under the Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement & Annual Report are available at www.ProxyVote.com.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN

THE SIGNED AND DATED BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

E43260-P03776-Z72234

BRIGHTHOUSE FINANCIAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoint(s) D. Burt Arrington, Christine DeBiase, Bruce Schindler and Eric Steigerwalt, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BRIGHTHOUSE FINANCIAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM EDT on May 23, 2018 at The Ballantyne Hotel, 10000 Ballantyne Commons Parkway, Charlotte, North Carolina 28277 and any adjournment or postponement thereof, on all subjects that may properly come before the meeting, including the matters described in the proxy statement, subject to any directions indicated on the reverse side of this card.

Plan Participants

The Bank of New York Mellon is the Trustee (the “Plan Trustee”) of the New England Life Insurance Company Agents' Retirement Plan and Trust referred to herein as the “Plan.”

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Brighthouse Financial, Inc. Common Stock (“Shares”) that are allocated to your Plan account and shown on the reverse of this Voting Instruction Form. The Plan Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may instruct the Plan Trustee how to vote by telephone, Internet or by signing and returning this Voting Instruction Form. See the reverse side of this form for instructions on how to vote. A postage-paid envelope is enclosed. The Plan Trustee must receive your voting instructions no later than 6:00 p.m., Eastern Time, May 18, 2018, to vote in accordance with the instructions.

The Plan Trustee will vote your Plan Shares in accordance with the specifications indicated by you on the reverse of this Voting Instruction Form. If the Plan Trustee does not receive your instructions by 6:00 p.m., Eastern Time, May 18, 2018, or if you sign and return this Voting Instruction Form and no specifications are indicated, the Plan Trustee will vote your Plan Shares in the same proportion as the Plan Shares for which it has received instructions. On any matters other than those described on the reverse of this Voting Instruction Form that may be presented for a vote at the 2018 Annual Meeting and any adjournments or postponements thereof, your Plan Shares will be voted in the discretion of the proxies appointed by the stockholders of Brighthouse Financial, Inc.

D.	Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box in Section B on the reverse side.)

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - D ON BOTH SIDES OF THIS CARD.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE